EXHIBIT 99.3


                      U.S. $168,211,259.00

                      AMENDED AND RESTATED
                      TERM LOAN AGREEMENT,

                   dated as of June 11, 1999,


        (amending and restating the Term Loan Agreement, dated as of March 16, 1998),

                              among

                     SFC NEW HOLDINGS, INC.,
                        as the Borrower,

                 VARIOUS FINANCIAL INSTITUTIONS,
                    as the Term Loan Lenders,

                   DLJ CAPITAL FUNDING, INC.,
                  as the Syndication Agent and
           Collateral Agent for the Term Loan Lenders,

                       ABN AMRO BANK N.V.,
     as the Administrative Agent for the Term Loan Lenders,

                               and

                         BANQUE PARIBAS,
      as the Documentation Agent for the Term Loan Lenders.




                  DONALDSON, LUFKIN & JENRETTE
                     SECURITIES CORPORATION

                 LEAD ARRANGER AND BOOK MANAGER
||                     TABLE OF CONTENTS

SECTION                                                      PAGE


ARTICLE I       DEFINITIONS AND ACCOUNTING TERMS

 1.1  Defined Terms                                           2
 1.2  Use of Defined Terms                                   40
 1.3  Cross-References                                       41
 1.4  Accounting and Financial Determinations                41

ARTICLE II         CONTINUATION OF EXISTING   TERM LOANS; TERM
 NOTES


 2.1  Existing Term Loans.                                   42
 2.2  [Intentionally Omitted]                                 42
 2.3  [Intentionally Omitted].                                42
 2.4  Continuation and Conversion Elections                   42
 2.5  Funding                                                 43
 2.6  Register; Term Notes                                    43

ARTICLE IIIREPAYMENTS, PREPAYMENTS, INTEREST AND FEES


 3.1  Repayments and Prepayments; Application                 45
 3.1.1Repayments and Prepayments                              45
 3.1.2Application                                             48
 3.2  Interest Provisions                                     49
 3.2.1Rates                                                   49
 3.2.2Post-Maturity Rates                                     50
 3.2.3Payment Dates                                           50
 3.3  Fees                                                    50
 3.3.1Administration Fee                                      51
 3.3.2Deferred Fees                                           51
 3.3.3Amendment Fee                                           51



ARTICLE IV   CERTAIN LIBO RATE AND OTHER PROVISIONS

 4.1  LIBO Rate Lending Unlawful                              51
 4.2  Deposits Unavailable                                    51
 4.3  Increased LIBO Rate Loan Costs, etc.                    52
 4.4  Funding Losses                                          52
 4.5  Increased Capital Costs                                 53
 4.6  Taxes                                                   54
 4.7  Payments, Computations, etc.                            56
 4.8  Sharing of Payments                                     57
 4.9  Setoff                                                  58
 4.10 Replacement of Term Loan Lenders                        58

ARTICLE V   CONDITIONS TO RESTATEMENT EFFECTIVENESS

 5.1  Effectiveness                                           59
 5.1.1Execution of Counterparts.                              59
 5.1.2Resolutions, etc.                                       59
 5.1.3Loan Documents                                          60
 5.1.4Affirmation and Consent.                                60
 5.1.5Payment of Fees and Expenses.                           60
 5.1.6Restatement Effective Date Certificate                  60
 5.1.7Perfection Certificate                                  60
 5.1.8Opinions of Counsel                                     60
 5.1.9Conditions Precedent to Revolving Credit Agreement.     61
 5.1.10     Litigation                                        61
 5.1.11     Material Adverse Change                           61
 5.1.12     Consents and Approvals, etc.                      61
 5.1.13     Insurance                                         61
 5.1.14     Satisfactory Legal Form                           62





ARTICLE VI       REPRESENTATIONS AND WARRANTIES

 6.1  Organization, etc.                                      62
 6.2  Due Authorization, Non-Contravention, etc.              62
 6.3  Government Approval, Regulation, etc.                   63
 6.4  Validity, etc.                                          63
 6.5  Financial Information                                   63
 6.6  No Material Adverse Change                              63
 6.7  Litigation, Labor Controversies, etc.                   64
 6.8  Subsidiaries                                            64
 6.9  Ownership of Properties                                 64
 6.10 Taxes                                                   64
 6.11 Pension and Welfare Plans                               64
 6.12 Environmental Warranties                                65
 6.13 Intellectual Property                                   66
 6.14 Regulations U and X                                     66
 6.15 Solvency                                                66
 6.16 Accuracy of Information                                 67
 6.17 Seniority of the Obligations and Permitted Indebtedness
         under the Subordinated Note Indenture                67
 6.18 Special Purpose Subsidiary                              67
 6.19 Concentration and Deposit Accounts                      68
 6.20 Year 2000                                               68

ARTICLE VII                COVENANTS

 7.1  Affirmative Covenants                                   69
 7.1.1Financial Information, Reports, Notices, etc.           69
 7.1.2Compliance with Laws, etc.                              72
 7.1.3Maintenance of Properties                               73
 7.1.4Insurance                                               73
 7.1.5Books and Records                                       73
 7.1.6Environmental Covenant                                  74
 7.1.7Additional Collateral                                   74
 7.1.8[Intentionally Omitted].                                78
 7.1.9[Intentionally Omitted]                                 78
 7.1.10                       Independent Corporate Existence 78
 7.1.11          Asset Sale Proceeds Contribution and Deposit 79
 7.1.12          Establishment and Administration of Accounts 80
 7.1.13                            Special Purpose Subsidiary 82
 7.1.14                                             Year 2000 83
 7.2  Negative Covenants                                      84
 7.2.1Business Activities                                     84
 7.2.2Indebtedness                                            84
 7.2.3Guarantee Obligations                                   86
 7.2.4Liens                                                   87
 7.2.5Financial Covenants                                     89
 7.2.6Investments                                             90
 7.2.7Restricted Payments, etc.                               92
 7.2.8Capital Expenditures, etc                               94
 7.2.9Receivables Subsidiary                                  94
 7.2.10                                 Take or Pay Contracts 94
 7.2.11                           Consolidation, Merger, etc. 95
 7.2.12 Asset Dispositions, etc 95 7.2.13Optional Prepayments, Purchases and Modification of
         Certain Agreements                                   98
 7.2.14                          Transactions with Affiliates 99
 7.2.15                                    Sale and Leaseback 99
 7.2.16                                Stock of Subsidiaries 100
 7.2.17                                   Accounting Changes 100
 7.2.18        Negative Pledges, Restrictive Agreements, etc 100
 7.2.19                               Holding Company Status 100
 7.3  Negative Covenants of Special Purpose Subsidiary       100
 7.3.1Business Activities                                    101
 7.3.2Creation of Indebtedness; Guarantees                   101
 7.3.3Subsidiaries                                           101
 7.3.4Issuance of Stock                                      101
 7.3.5Mergers                                                101
 7.3.6Other Activities                                       101
 7.3.7Insolvency                                             101
 7.3.8ERISA                                                  102
 7.3.9Dividends                                              102



 ARTICLE VIII         EVENTS OF DEFAULT

 8.1  Listing of Events of Default                           102
 8.1.1Non-Payment of Obligations                             102
 8.1.2Breach of Warranty                                     102
 8.1.3Non-Performance of Certain Covenants and Obligations   102
 8.1.4Non-Performance of Other Covenants and Obligations     103
 8.1.5Default on Other Indebtedness                          103
 8.1.6Judgments                                              103
 8.1.7Pension Plans                                          103
 8.1.8Change in Control                                      103
 8.1.9Bankruptcy, Insolvency, etc.                           103
 8.1.10                         Impairment of Security, etc. 104
 8.1.11                   Revolving Credit Event of Default. 104
 8.2  Action if Bankruptcy, etc.                             105
 8.3  Action if Other Event of Default                       105

 ARTICLE IX               THE AGENTS

 9.1  Actions                                                105
 9.2  Funding Reliance, etc.                                 106
 9.3  Exculpation                                            106
 9.4  Successor                                              107
 9.5  Term Loans by each Agent and the Collateral Agent      108
 9.6  Credit Decisions                                       108
 9.7  Copies, etc.                                           109
 9.8  The Syndication Agent, the Documentation Agent, the
        Administrative Agent and the Collateral Agent        109

 ARTICLE X         MISCELLANEOUS PROVISIONS

 10.1 Waivers, Amendments, etc.                             109
 10.2 Notices                                               111
 10.3 Payment of Costs and Expenses                         111
 10.4 Indemnification                                       112
 10.5 Survival                                              113
 10.6 Severability                                          113
 10.7 Headings                                              114
 10.8 Execution in Counterparts, Effectiveness, etc.        114
 10.9 Governing Law; Entire Agreement                       114
 10.10Successors and Assigns                                114
 10.11Sale and Transfer of Term Loans; Participations in Term
      Loans                                                 114
 10.11.1 Assignments                                        115
 10.11.2 Participations                                     117
 10.12Other Transactions                                    117
 10.13Forum Selection and Consent to Jurisdiction           117
 10.14Waiver of Jury Trial                                  118
 10.15Confidentiality                                       119
 10.16Liens on Sold Assets                                  120
 10.17Termination of SFC's Obligations                      120




SCHEDULE I      -   Disclosure Schedule
SCHEDULE II     -   Term Loan Percentages
SCHEDULE III    -   Subsidiaries
SCHEDULE IV  - Restructuring

EXHIBIT A      -    Form of Term Note
EXHIBIT B  -   Form of Borrowing Request
EXHIBIT C  -   Form of Continuation/Conversion Notice
EXHIBIT D      -    Form of Restatement Effective Date
               Certificate
EXHIBIT E      -    Form of Compliance Certificate
EXHIBIT F      -    Form of Borrower Pledge Agreement
EXHIBIT G      -    Form of Borrower Security Agreement
EXHIBIT H-1    -    Form of Concentration Account Agreement
EXHIBIT H-2    -    Form of Asset Sale Proceeds Account Agreement
EXHIBIT H-3    -    Form of Collateral Account Agreement
EXHIBIT I  -   Form of Amended and Restated SFAC Agreement
EXHIBIT J      -    Form of Mortgage
EXHIBIT K      -    Form of Lender Assignment Agreement
EXHIBIT L-1    -    Form of Opinion of New York Counsel to SFAC,
               the Parent and the Borrower
EXHIBIT L-2    -    Form of Opinion of Secretary and General
               Counsel of SFAC, the Parent and the Borrower
EXHIBIT L-3    -    Form of Opinion of Local Counsel to the
               Obligors
EXHIBIT M      -    Form of Exemption Certificate
EXHIBIT N      -    Form of Perfection Certificate
EXHIBIT O  -   Form of Affirmation and Consent
||
                      AMENDED AND RESTATED
                      TERM LOAN AGREEMENT


     THIS AMENDED AND RESTATED TERM LOAN AGREEMENT, dated as of June 11, 1999, amending and restating the Existing Term Loan Agreement (as defined below), is among SFC New Holdings, Inc., a Delaware corporation (the ?Borrower?), the various financial institutions as are or may become parties hereto (collectively, the ?Term Loan Lenders?), DLJ Capital Funding, Inc. (?DLJ?), as syndication agent (the ?Syndication Agent?), and as collateral agent (the ?Collateral Agent?), for the Term Loan Lenders, ABN Amro Bank N.V. (?ABN?), as administrative agent (the ?Administrative Agent?), for the Term Loan Lenders, and Banque Paribas, as documentation agent (the ?Documentation Agent?), for the Term Loan Lenders (the Syndication Agent and the Administrative Agent are sometimes referred to herein as the ?Agents? and each as an ?Agent?).


                      W I T N E S S E T H:

     WHEREAS, the Borrower and its Subsidiaries (such capitalized term, and other terms used herein, to have the meanings provided in Section 1.1) are engaged in the business of production and distribution of breads, buns, rolls, sweet goods, cookies and other baked goods and operation of retail cafes;

     WHEREAS, the Borrower is a party to a Term Loan Agreement, dated as of March 16, 1998 (as heretofore amended, modified and supplemented and in effect from time to time, the ?Existing Term Loan Agreement?), among Specialty Foods Corporation, a Delaware corporation (?SFC?), the Borrower, the various financial institutions parties thereto on the Closing Date (the ?Existing Term Loan Lenders?), DLJ, as syndication agent and collateral agent for such financial institutions, ABN, as administrative agent for such financial institutions, and Summit Bank, as documentation agent for such financial institutions, pursuant to which the Existing Term Loan Lenders made term loans (the ?Existing Term Loans?) to SFC on the Closing Date in the aggregate original principal amount of $173,750,000, which on the Restatement Effective Date are outstanding in the aggregate principal amount of $168,211,259.00;

     WHEREAS, certain subsidiaries of the Borrower (collectively, the ?Existing Revolving Credit Borrowers?) are parties to a Revolving Credit Agreement, dated as of March 16, 1998 (as heretofore amended, modified and supplemented and in effect from time to time, the ?Existing Revolving Credit Agreement?), among the Existing Revolving Credit Borrowers, the various financial institutions parties thereto, DLJ, as syndication agent and collateral agent for such financial institutions, ABN, as administrative agent for such financial institutions, and Summit Bank, as documentation agent for such financial institutions, pursuant to which Borrowings of (a) Revolving I Credit Loans, in a maximum aggregate principal amount (together with all Revolving Credit Letter of Credit Outstandings and Swing Line Loans) not to exceed $25,000,000, and (b) Revolving II Credit Loans, in a maximum aggregate principal amount not to exceed $100,000,000, could be made to the Revolving Credit Borrowers from time to time on and subsequent to the Closing Date but prior to the applicable Revolving Credit Commitment Termination Dates for such Revolving Credit Commitments;

     WHEREAS, the Borrower has requested that the Existing Term Loan Agreement be amended and restated in its entirety to become effective and binding on the Borrower pursuant to the terms of this Agreement, and the Term Loan Lenders (including the Existing Term Loan Lenders) have agreed (subject to the terms of this Agreement) to amend and restate the Existing Term Loan Agreement in its entirety to read as set forth in this Agreement, and it has been agreed by the parties to the Existing Term Loan Agreement that the Existing Term Loans and other Term Loan Obligations outstanding under the Existing Term Loan Agreement shall be governed by and deemed to be outstanding under the amended and restated terms and conditions contained in this Agreement, with the intent that the terms of this Agreement shall supersede the terms of the Existing Term Loan Agreement (which shall hereafter have no further effect upon the parties thereto, other than for accrued fees and expenses, and indemnification provisions, accrued and owing under the terms of the Existing Term Loan Agreement on or prior to the Restatement Effective Date or arising under the terms of the Existing Term Loan Agreement);

     WHEREAS, concurrently with the amendment and restatement of the Existing Term Loan Agreement, the Revolving Credit Lenders will amend and restate in its entirety the Existing Revolving Credit Agreement with the Existing Revolving Credit Borrowers;

     WHEREAS, the Term Loans and Term Loan Obligations shall continue to be and shall be fully secured by the Borrower
Security Agreement and the Borrower Pledge Agreement; and

     WHEREAS, the Term Loan Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including
Article V), to so amend and restate the Existing Term Loan
Agreement, and have agreed that their Existing Term Loans shall continue to remain outstanding as Term Loans hereunder;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree that the Existing Term Loan Agreement, together with all schedules and Exhibits thereto, is hereby amended and restated in its entirety to read, effective as of the Restatement Effective Date, in the form of this Agreement, together with all schedules and Exhibits hereto:


                           ARTICLE I

                DEFINITIONS AND ACCOUNTING TERMS

     SECTION I.1 Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     ?ABN? is defined in the preamble.

     Acadia means Acid Partners, L.P., a Delaware limited partnership.

     Acquisition means the purchase or acquisition (by purchase, merger or other form of acquisition) of all or substantially all the assets, or not less than 100% of the Capital Stock, of one or more Persons engaged in, or any operating division, operating unit or line of business located within the United States conducting the same, similar or related lines of business to those engaged in by Metz or Mothers.

     Administrative Agent is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4 and
Section 10.4 of the Revolving Credit Agreement.

     Affiliate of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan).
A Person shall be deemed to be controlled by any other Person if such other Person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     Agents is defined in the preamble.

     Agreed-Upon Procedures means such review procedures as performed by an Independent Auditor in accordance with any AICPA guidelines on Reviews of Pro Forma Financial Information (AT 300) and others to be reasonably specified by the Agents which will include, without limitation, the following: (i) review of recent audited or unaudited consolidated historical and pro forma financial statements of the Borrower and its Subsidiaries and, if available, the Person which is the subject of such Acquisition,
(ii) inquiries of appropriate financial and accounting officers of the Borrower and its Subsidiaries as to the basis for determining the Pro Forma Adjustments and that all significant assumptions and effects of the transaction have been reflected in the Pro Forma Adjustments and (iii) proving the arithmetic accuracy of the application of such Pro Forma Adjustments to the historical amounts set forth in the financial statements.

     Agreement means, on any date, this Amended and Restated Term
Loan Agreement as originally in effect on the Restatement
Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     Alternate Base Rate means, for any day and with respect to all Base Rate Loans, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as most recently publicly announced or established by the Administrative Agent in Chicago, Illinois, as its base rate.(The base rate is a rate set by the Administrative Agent based upon various factors including the Administrative Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate established or announced by the Administrative Agent shall take effect at the opening of business on the day of such establishment or announcement.

     Amended and Restated SFAC Agreement means the agreement to be executed and delivered by SFAC and SFAC New Holdings in favor of the Collateral Agent, substantially in the form of Exhibit I hereto, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

     Amendment No. 2? means the Consent and Amendment No. 2 to Term Loan Agreement and Revolving Credit Agreement, dated as of June 11, 1999, among SFC, New Holdings, the Existing Revolving Credit Borrowers, the other Obligors (as defined in the Existing Term Loan Agreement) party thereto, the lenders under the Existing Term Loan Agreement and the Existing Revolving Credit Agreement, DLJ, as syndication agent and collateral agent for such lenders, ABN, as administrative agent for such lenders, and Summit Bank, as documentation agent for such lenders.

     Amendment No. 2 Effective Date means the date Amendment
No. 2 became effective pursuant to Subpart 5.1 of Amendment No.
2.

     Applicable Term Loan Margin means at all times during the applicable periods in which the Borrower's Senior Secured Leverage Ratio (determined by reference to the applicable Compliance Certificate as set forth below) is as set forth in the column entitled Senior Secured Leverage Ratio (a) with respect to the unpaid principal amount of each Base Rate Loan, the applicable percentage set forth below in the column entitled Applicable Term Loan Margin for Base Rate Loans and (b) with respect to the unpaid principal amount of each LIBO Rate Loan, the applicable percentage set forth below in the column entitled Applicable Term Loan Margin for LIBO Rate Loans:
||

Senior Secured         Applicable Term      Applicable Term Loan
Leverage Ratio         Loan Margin          Margin
                       for Base Rate Loans  for LIBO Rate Loans

Less than or equal to  3.25%                4.25%
2.0:1.0

Greater than 2.0:1.0   3.50%                4.50%

The Senior Secured Leverage Ratio used to compute the Applicable Term Loan Margin shall be the Senior Secured Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to clause (g) of Section 7.1.1. Changes in the Applicable Term Loan Margin resulting from a change in the Senior Secured Leverage Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (g) of Section 7.1.1. If the Borrower shall fail to deliver a Compliance Certificate within the number of days required pursuant to clause (g) of Section 7.1.1 (without giving effect to any grace period), the Applicable Term Loan Margin from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Term Loan Margin set forth above.

     Archway means Archway Cookies, LLC, a Delaware limited liability company.

     Arranger means Donaldson, Lufkin & Jenrette Securities
Corporation.

     Asset Sale means, with respect to SFAC or any of its direct or indirect Subsidiaries, the sale, transfer or other disposition by any such Person to another Person (other than the Borrower or any wholly owned, direct or indirect, Subsidiary of the Borrower) of any property, business or assets, whether real or personal, tangible or intangible, other than any such sale, transfer or other disposition of property or assets of the type described in clauses (a) or (b) of Section 7.2.12.

     Asset Sale Proceeds is defined in the paragraph following clause (d) of Section 7.2.12.

     Asset Sale Proceeds Account means the account of the Special Purpose Subsidiary established and maintained with an Asset Sale Proceeds Account Bank, and subject to an Asset Sale Proceeds Account Agreement, into which all Asset Sale Proceeds shall be deposited and which account shall be pledged and assigned to the Collateral Agent for the benefit of the Revolving Credit Lenders.

     Asset Sale Proceeds Account Agreement means an Asset Sale Proceeds Account Agreement executed and delivered by the Special Purpose Subsidiary and each Asset Sale Proceeds Account Bank, substantially in the form of Exhibit H-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     Asset Sale Proceeds Account Bank means LaSalle National Bank at its office at 135 South LaSalle Street, Chicago, Illinois, or another bank, savings and loan association, credit union or other similar financial institution acceptable to the Collateral Agent that has executed an Asset Sale Proceeds Account Agreement.

     Assignee Term Loan Lender is defined in Section 10.11.1.

     Authorized Officer means, relative to the Borrower and any other Obligor, those of its officers whose signatures and incumbency shall have been certified to the Administrative Agent, the Collateral Agent and the Term Loan Lenders pursuant to
Section 5.1.1; provided, that no officer shall qualify as an Authorized Officer unless such officer has the title of vice president or above.

     Base Rate Loan means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base
Rate.

     Borrower is defined in the preamble.

     Borrower Pledge Agreement means the Pledge Agreement executed and delivered by the Borrower on the Amendment No. 2
Effective Date, substantially in the form of Exhibit F hereto, as amended, supplemented, amended and restated or otherwise modified.

     Borrower Security Agreement means the Security Agreement executed and delivered by the Borrower on the Amendment No. 2
Effective Date, substantially in the form of Exhibit G hereto, as amended, supplemented, amended and restated or otherwise modified.

     Borrowing means the Term Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.

     Borrowing Request means a Loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B hereto.

     Boudin means Andre-Boudin Bakeries, Inc., a California corporation.

     Business Day means (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Houston, Texas, Chicago, Illinois or New York City, and (b) with respect to Borrowings of, Interest Periods with respect to, payments of principal and interest in respect of, and conversions of Base Rate Loans into, LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

     Capital Expenditures means, for any period, the sum, without duplication, of (a) the aggregate amount of all expenditures the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and (b) to the extent not included in clause (a) above, the aggregate amount of the principal component of all Capitalized Lease Liabilities incurred during such period by the Borrower and its Subsidiaries.

     Capital Stock means, with respect to any Person, (a) any and all shares, interests, participations, rights or other equivalents of or interests in (however designated) corporate or capital stock, including, without limitation, shares of preferred or preference stock of such Person, (b) all partnership interests (whether general or limited) in such Person, (c) all membership interests or limited liability company or partnership interests in such Person, and (d) all other equity or ownership interests in such Person of any other type.

     Capitalized Lease Liabilities means, without duplication, all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     Cash Equivalent Investment means, at any time:

           (a) any evidence of Indebtedness, maturing not more than one year after such time, issued directly by the United
     States of America or any agency thereof or guaranteed by the United States of America or any agency thereof;

           (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-l by S&P or P-l by Moodys, or (ii) any Lender (or its holding company);

           (c) any time deposit, certificate of deposit or bankers acceptance, maturing not more than one year after such time, maintained with or issued by either (i) a commercial banking institution (including U.S. branches of foreign banking institutions) that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or (ii) any Lender;

           (d) short-term tax-exempt securities rated not lower than MIG-1/1+ by either Moodys or S&P with provisions for liquidity or maturity accommodations of 183 days or less; or

           (e) repurchase agreements with respect to any securities referred to in clause (a) above entered into with any entity referred to in clause (b) or (c) above or any other financial institution whose unsecured long-term debt (or the unsecured long-term debt of whose holding company) is rated at least A or better by S&P or A-2 or better by Moodys and maturing not more than thirty days after such time.

     Casualty Event means the damage, destruction or condemnation, as the case may be, of property of the Borrower or any of its Subsidiaries.

     Casualty Proceeds means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower or any of its Subsidiaries in connection therewith, but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first-priority Lien permitted by Section 7.2.4 on the property which is the subject of such Casualty Event.

     ?CERCLA? means the Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended.

     ?CERCLIS? means the Comprehensive Environmental Response
Compensation Liability Information System List.

     Change in Control means

           (a) any Person or group (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) other than the Primary Investors (i) shall have acquired beneficial ownership of a greater percentage of Sac's voting common stock than is then held by the Primary Investors; or (ii) shall obtain the power (whether or not exercised) to elect a majority of SFC's or SFAC's directors (for purposes of this clause (a), and clause
     (b)(ii) below, any shares of voting stock that are required to be voted for a nominee of any Primary Investor shall be deemed to be held by such Primary Investor for purposes of determining the voting power held by any Person); or

           (b) the Primary Investors shall cease to be able to elect a majority of the Board of Directors of SFAC or, through SFAC, SFC, SFAC New Holdings or the Borrower; or

           (c) the Primary Investors shall cease to own legally and beneficially at least 40% of each outstanding class of common stock having ordinary voting power in the election of directors of SFAC held by them on the Closing Date (as appropriately adjusted to give effect to any stock dividends, subdivisions, combinations and other similar combining or diluting events after the Closing Date); or

           (d)  (i) SFAC shall cease to own legally and
     beneficially 100% of each class of Capital Stock of SFC, free of Liens (other than the Lien created by the SFAC Pledge Agreement) and (ii) SFAC New Holdings shall cease to own legally and beneficially 100% of each class of Capital Stock of the Borrower (other than any New Holdings Permitted Preferred Stock), free of Liens (other than the Lien created by the SFAC New Holdings Pledge Agreement); or

           (e) the Borrower shall cease to own legally and beneficially 100% of each class of Capital Stock of the Receivables Subsidiary and the Special Purpose Subsidiary, free of Liens (other than the Liens created by the Borrower Pledge Agreement); or

           (f) any Capital Stock of any Subsidiary of the Borrower (other than (A) 20% of the common stock of Boudin International, Inc. and (B) the common stock of Trocano) shall cease to be owned by the Borrower, a Revolving Credit Borrower or a Subsidiary Guarantor, free of Liens (other than Liens created pursuant to the Pledge Agreements) or the Collateral Agent shall cease to have a perfected first priority security interest in any such Capital Stock pursuant to a Pledge Agreement, in each case under this clause (f) except to the extent permitted by Section 7.2.11 or Section 7.2.12; or

           (g) the Borrower shall own any Capital Stock in which the Collateral Agent does not have a perfected first priority security interest as security for the Obligations of the Borrower; or

           (h)  a change of control as defined in the New 11-?%
     Senior Note Indenture, the New 12-?% Senior Note Indenture, the New Subordinated Note Indenture or the SFAC Securities
     Purchase Agreement shall occur.

     Closing Date means the date on which the Existing Term Loans were made, which occurred on March 16, 1998.

     Code means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

     Collateral means all assets of the Obligors, now or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

     Collateral Account means the account of the Borrower at LaSalle National Bank at its office at 135 South LaSalle Street, Chicago, Illinois, into which all funds from the Concentration Accounts of the Borrower or any of its Subsidiaries shall be deposited on a daily basis, which account shall be pledged and assigned to the Collateral Agent on behalf of the Term Loan Lenders.

     Collateral Account Agreement means the Collateral Account
Agreement executed and delivered by the Borrower on the Amendment
No. 2 Effective Date, substantially in the form of Exhibit H-3 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     Collateral Agent is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Collateral Agent pursuant to Section 9.4 and
Section 10.4 of the Revolving Credit Agreement.

     Commitment means, as to any Lender, such Lender's Revolving
Credit Commitment.

     Compliance Certificate means a certificate duly completed and executed by the chief financial or accounting Authorized Officer of the Borrower, substantially in the form of Exhibit E hereto, as amended, supplemented, amended and restated or otherwise modified from time to time, together with such changes thereto as the Agents may from time to time reasonably request for the purpose of monitoring the Borrower's compliance with the financial covenants contained herein.

     Concentration Account means a demand, time, savings, passbook or other account of the Borrower or any Subsidiary of the Borrower established and maintained with a Concentration Account Bank on the Amendment No. 2 Effective Date, and subject to a Concentration Account Agreement, into which the Borrower or such Subsidiary of the Borrower deposits all cash, checks, notes, drafts, bills of exchange, money orders and other like instruments and proceeds of Collateral, which account shall be pledged and assigned to the Collateral Agent on behalf of the Term Loan Lenders.

     Concentration Account Agreement means a Concentration
Account Agreement executed and delivered by the Borrower or the relevant Subsidiary of the Borrower and each Concentration
Account Bank, substantially in the form of Exhibit H-1 hereto, as such agreement may be amended, supplemented, amended and restated, or otherwise modified from time to time.

     Concentration Account Bank means the Administrative Agent,
LaSalle Bank, N.A., or another bank, savings and loan association, credit union or other similar financial institution acceptable to the Collateral Agent that has executed a Concentration Account Agreement.

     Consolidated EBITDA? means, for any period and as to any Person, the sum (without duplication) of

           (a)  Consolidated Net Income,

plus

           (b)  the amount deducted in determining Consolidated
     Net Income representing non-cash charges, including depreciation and amortization,

plus

           (c)  the amount deducted in determining Consolidated
     Net Income representing all federal, state and local income taxes (whether paid in cash or deferred) of such Person and its Subsidiaries,

plus

           (d) the amount deducted in determining Consolidated Net Income representing Consolidated Interest Expense (including deferred financing costs and other non-cash interest expenses) of such Person and its Subsidiaries, minus

           (e)  an amount equal to the amount of Consolidated
     Non-Cash Credits included in determining Consolidated Net
     Income.

     Consolidated Interest Expense means, for any period and as to any Person, the amount of interest expense (net of interest income) of such Person and its consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP, for such period on the aggregate principal amount of its indebtedness, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense and any purchase discount adjustments or any interest or other charges payable during such period to purchasers of accounts receivable or participations therein or securities secured thereby by the Receivables Subsidiary or a trust established by the Receivables Subsidiary and, whether or not included in interest expense, expenses associated with lease obligations and sale leaseback arrangements repurchased in the 1998 Fiscal Year pursuant to clause (i) of Section 7.2.8, but excluding (to the extent included in the calculation of Consolidated Interest Expense for such period) the amortization of fees, costs and expenses paid by such Person in connection with the refinancing of the 1995 Revolving Credit Agreement and the 1995 Term Loan Agreement or the Restructuring.

     Consolidated Net Income means, for any period and as to any Person, the aggregate net income of such Person and its consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP for such period, excluding extraordinary gains and extraordinary losses.

     Consolidated Non-Cash Credits means, with respect to determining Consolidated Net Income of any Person for any period of determination, the amount of all non-cash credits (determined in accordance with GAAP) which, in the aggregate, exceed
$2,500,000 and were included in the determination of Consolidated
Net Income for such Person for such period.

     Consolidated Total Debt means, on any date, without duplication, the outstanding principal amount of all Indebtedness of any Person and its consolidated Subsidiaries of the type referred to in clauses (a), (b) (other than undrawn trade letters of credit and undrawn letters of credit in respect of workers compensation, insurance, performance and surety bonds and similar obligations, in each case incurred in the ordinary course of business), (c) or (e) of the definition of Indebtedness and any Guarantee Obligation in respect of any of the foregoing.

     Consolidated Total Senior Secured Debt means, on any date, without duplication, the outstanding principal amount of all secured Indebtedness (other than any Indebtedness that, by its terms, is subordinate in right of payment to the payment in full in cash of the Obligations) of any Person and its consolidated Subsidiaries of the type referred to in clauses (a), (b) (other than undrawn trade letters of credit and undrawn letters of credit in respect of workers compensation, insurance, performance and surety bonds and similar obligations, in each case incurred in the ordinary course of business), (c) or (e) of the definition of Indebtedness and any Guarantee Obligation in respect of any of the foregoing.

     Continuation/Conversion Notice means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

     Controlled Foreign Subsidiary means a subsidiary which is a controlled foreign corporation (as defined in Section 957(a) of the Code).

     controlled Group means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, its Subsidiaries or the Revolving Credit Borrowers, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

     Covered Taxes means any Taxes other than Taxes imposed with respect to the Administrative Agent or any Term Loan Lender by reason of a connection between the Administrative Agent or such Term Loan Lender and the relevant taxing jurisdiction, including, without limitation, a connection arising from such Person being or having been a citizen or resident of such jurisdiction, or having or having had a permanent establishment or fixed place of business or being or having been engaged in business therein, but excluding a connection arising solely from such Person having executed, delivered, performed its obligations or received any payment under, or enforced, this Agreement or any Note. Taxes shall be considered Covered Taxes if such Taxes are imposed on
(i) the Administrative Agent solely by reason of a connection between a Term Loan Lender (but not the Administrative Agent) and the relevant taxing jurisdiction or (ii) a Term Loan Lender solely by reason of a connection between the Administrative Agent or any other Term Loan Lender (but not such Term Loan Lender) and the relevant taxing jurisdiction.

     Default means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

     Deposit Account means each demand, time, savings, passbook or other account of the Borrower or any Subsidiary of the Borrower identified as such in Item 6.19 of the Disclosure Schedule maintained with a bank, savings and loan association, credit union or other financial institution.

     Disclosure Schedule means the Disclosure Schedule attached hereto as Schedule I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrower with the written consent of the Required Term Loan Lenders.

     DLJ is defined in the preamble.

     Dollar and the sign $ mean lawful money of the United
States.

     Documentation Agent is defined in the preamble.
     Domestic Office means, relative to any Term Loan Lender, the office of such Term Loan Lender designated as such Term Loan Lender's Domestic Office below its signature hereto or in a Lender Assignment Agreement, or such other office of a Term Loan Lender (or any successor or assign of such Term Loan Lender) within the United States as may be designated from time to time by notice from such Term Loan Lender, as the case may be, to each other Person party hereto.

     Environmental Laws means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     ?ERISA? means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     Event of Default is defined in Section 8.1.

     Exchanged Bakery is defined in clause (c) of Section 7.2.12.

     Exchanged Bakery Transaction is defined in clause (c) of
Section 7.2.12.

     Existing Revolving Credit Agreement is defined in the third recital.

     Existing Revolving Credit Borrowers is define in the third recital.

     Existing Term Loan Agreement is defined in the second recital.

     Existing Term Loan Lenders is defined in the second recital.

     Existing Term Loans is defined in the second recital.

     Federal Funds Rate means, for any period, a fluctuating interest rate per annum equal for each day during such period to

           (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

           (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative
     Agent from three federal funds brokers of recognized standing selected by it.

 Financing Documents means, collectively, the SFAC Senior Debenture Documents, the SFAC Subordinated Debenture Documents, the SFAC New Holdings Senior Secured Debenture Documents, the 1993 Senior Note Documents, the 1995 Senior Note Documents, the Subordinated Note Documents, the New 12-?% Senior Note Documents, the New Subordinated Note Documents, the New 11-?% Senior Note Documents, the SFC Sub Senior Subordinated Debenture Documents and the Receivables Purchase Documents.

     First-Tier Holding Companies means each of the Subsidiaries of the Borrower listed on Part I of Item A of Schedule III hereto and any other direct Subsidiary of the Borrower that constitutes a holding company from time to time acquired or created in accordance with clause (c) of Section 7.1.7.

     Fiscal Month means any fiscal month of a Fiscal Year.

     Fiscal Quarter means any fiscal quarter of a Fiscal Year.

     Fiscal Year means any period of twelve consecutive calendar months ending on December 31 of such calendar year.

     Foreign Subsidiary means each of the Subsidiaries of the Borrower listed on Item D of Schedule III hereto and any other non-U.S. Subsidiary of the Borrower from time to time acquired or created in accordance with clause (c) of Section 7.1.7.

     F.R.S. Board means the Board of Governors of the Federal
Reserve System or any successor thereto.

     GAAP is defined in Section 1.4.

     Governmental Approval means any action, authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, exemption, filing, variance, claim, order, judgment, decree, publication, notices to, declarations of or with or registration by or with any Regulatory Authority.

     Governmental Rule means any statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, guideline, policy, requirement, or other governmental authorization including any conditions thereof, restriction or any similar form of published or otherwise known decision of or determination by, or any interpretation or administration of any of the foregoing by, any Regulatory Authority, whether now or hereafter in effect (including any Environmental Law).

     Guarantee Obligation means, as to any Person (the guaranteeing person), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the primary obligations) of any other third Person (the primary obligor) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing persons maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

     Haas Wheat means Haas Wheat & Partners Incorporated, a
Delaware corporation.

     Hazardous Material means

           (a)  any hazardous substance, as defined by CERCLA;

           (b)  any hazardous waste, as defined by the Resource
     Conservation and Recovery Act, as amended;

           (c)  any petroleum product; or

           (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

     Hedging Obligations means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     herein, hereof, hereto, hereunder and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     Holding Companies means each of the Subsidiaries of the Borrower listed in Item A of Schedule III hereto and any other Subsidiary of the Borrower that constitutes a holding company from time to time acquired or created in accordance with clause
(c) of Section 7.1.7.

     Impermissible Qualification means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Borrower any qualification or exception to such opinion or certification

           (a)  which is of a going concern or similar nature;

           (b)  which relates to the limited scope of
     examination of matters relevant to such financial statement;
     or

           (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 7.2.5.

     Inactive Subsidiaries means each of the Subsidiaries of the Borrower listed on Item E of Schedule III hereto and any other
Subsidiary of the Borrower so designated by the Borrower and consented to by the Syndication Agent from time to time.

     including and include mean including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     Indebtedness of any Person means, without duplication:

           (a) all obligations of such Person for borrowed money or for the deferred purchase price of property or services (exclusive of deferred purchase price arrangements in the nature of open or other accounts payable owed to suppliers on normal terms in connection with the purchase of goods and services in the ordinary course of business) and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

           (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

           (c)  all Capitalized Lease Liabilities;

           (d)  net liabilities of such Person under all Hedging
     Obligations;

           (e) whether or not so included as liabilities in accordance with GAAP, all Indebtedness of the types referred to in clauses (a) through (d) above (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including Indebtedness arising under conditional sales or other title retention agreements), whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse; provided, however, that, to the extent such Indebtedness is limited in recourse to the assets securing such Indebtedness, the amount of such Indebtedness shall be limited to the fair market value of such assets; and

           (f) all Guarantee Obligations of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer (to the extent such Person is liable for such Indebtedness).

     Indemnified Liabilities is defined in Section 10.4.

     Indemnified Parties is defined in Section 10.4.

     Independent Director means a member of the Board of Directors of the Special Purpose Subsidiary who (i) is not a stockholder, director, officer or employee of SFAC or any of its Subsidiaries or Affiliates and (ii) is not a Person controlling any such prohibited stockholder, nor is such Person a member of the immediate family of any such prohibited stockholder, director, officer or employee. As used in this definition of Independent Director, the term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     Independent Auditor means an internationally recognized firm of independent certified public accountants constituting one of the "Big Six" accounting firms or another internationally recognized firm of independent certified public accountants acceptable to the Required Term Loan Lenders and the Required Revolving Credit Lenders.

     Intellectual Property means, collectively, all Collateral under and as defined in each Revolving Credit Copyright Security Agreement, Revolving Credit Patent Security Agreement and Revolving Credit Trademark Security Agreement.
     Interest Coverage Ratio means, at the end of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of:

           (a) Consolidated EBITDA of the Borrower and its Subsidiaries for all such Fiscal Quarters;

to

           (b)  the cash portion of Consolidated Interest
     Expense of the Borrower and its Subsidiaries for all such Fiscal Quarters;

provided that if, during any such period, the Borrower or any of its Subsidiaries shall have made one or more acquisitions, the Interest Coverage Ratio for such period shall be calculated on a Pro Forma Basis as if each such acquisition had been made on the first day of such period.

     Interest Period means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that

           (a) the Borrower shall be permitted to select up to five Interest Periods to be in effect at any one time for each Term Loan;

           (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

           (c) no Interest Period for any Term Loan may end later than the Stated Maturity Date for such Term Loan.

     Investment means, relative to any Person,

           (a) any loan or advance made by such Person to any other Person (excluding commission, travel, petty cash and similar advances to officers and employees made in the ordinary course of business);

           (b) any Guarantee Obligation of such Person incurred in connection with loans or advances described in clause
     (a); and

           (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

     Investors means, collectively, each Person who purchased
SFAC Common Stock and SFAC Subordinated Debentures pursuant to the SFAC Securities Purchase Agreement.

     Issuer is defined in the Revolving Credit Agreement.

     Keystone means Keystone, Inc., a Texas corporation.

     Lender Assignment Agreement means a lender assignment agreement substantially in the form of Exhibit K hereto.

     Lenders means, collectively, the Term Loan Lenders and the Revolving Credit Lenders.

     Leverage Ratio means, at the end of any Fiscal Quarter, the ratio of

           (a) Consolidated Total Debt of the Borrower and its Subsidiaries outstanding at such time less any cash maintained by the Borrower and its Subsidiaries which is not restricted by the terms of any account or agreement in its usage or application, except as provided in Section 7.1.12;

to

           (b) Consolidated EBITDA of the Borrower and its Subsidiaries for the period of four consecutive Fiscal
     Quarters most recently ended on or prior to such date;

provided that if, during any such period, the Borrower or any of its Subsidiaries shall have made one or more Acquisitions, the Leverage Ratio for such period shall be calculated on a Pro Forma Basis as if each such Acquisition had been made on the first day of such period.

     LIBO Rate means, relative to any Interest Period for LIBO Rate Loans, the rate of interest per annum determined by the Administrative Agent to be the arithmetic mean (rounded upward to the next 1/100th of 1%) of the rates of interest per annum at which dollar deposits in the approximate amount of the Term Loan to be made or continued as, or converted into, a LIBO Rate Loan by the Administrative Agent and having a maturity comparable to such Interest Period would be offered to the Administrative Agent in the London interbank market at its request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

LIBO Rate Loan means a Term Loan bearing interest, at all times during an Interest Period applicable to such Term Loan, at a fixed rate of interest determined by reference to the LIBO Rate
(Reserve Adjusted).

     LIBO Rate (Reserve Adjusted)? means, relative to any Term Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

        LIBO Rate           =               LIBO Rate
     (Reserve Adjusted)          1.00 - LIBOR Reserve Percentage

     The LIBO Rate (Reserve Adjusted) for any Interest Period for
LIBO Rate Loans will be adjusted automatically as to all LIBO
Rate Loans then outstanding as of the effective date of any change in the LIBOR Reserve Percentage.

     LIBOR Office means, relative to any Lender, the office of such Lender designated as such on Schedule II hereto or designated in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder or such other office of a Lender as shall be so designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

     LIBOR Reserve Percentage means, relative to any Interest Period for LIBO Rate Loans, the percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the F.R.S. Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as Eurocurrency Liabilities in Regulation D of the F.R.S. Board).

     Lien means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or any filing or recording of any instrument or document in respect of the foregoing (other than liens arising from the filing of precautionary UCC financing statements in connection with obligations under leases that are not Capitalized Lease Liabilities to the extent that such financing statements relate solely to the property subject to such lease obligations and where the debtor named on such financing statements is not the legal or beneficial owner of the described property), to secure payment of a debt or performance of an obligation or any other priority or preferential treatment of any kind or nature whatsoever that has the practical effect of creating a security interest in property.

     Loan Documents means, collectively, the Term Loan Documents and the Revolving Credit Documents.

     Loans means, collectively, the Term Loans and the Revolving
Credit Loans.

     "Management " means, with respect to any Person, the officers, directors and other employees, or former officers, directors and other employees, of such Person.

     Management Agreements means, collectively, the three separate Financial Advisory Agreements, each dated as of August 16, 1993, between SFC (on the one hand) and Haas Wheat, Keystone and Penobscot-MB Partners, an affiliate of Acadia (on the other hand), respectively, as the same have been or may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the provisions of Section 7.2.13.

     Marketable Securities means, in connection with any Asset Sale, any readily marketable equity or debt securities that are received by the Borrower or any Subsidiary of the Borrower as consideration for such Asset Sale and are (a) traded on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System and (b) issued by a corporation that has outstanding one or more issues of debt or preferred stock securities that are rated investment grade by Moody's or Standard & Poor's; provided, that in no event shall the excess of the aggregate amount of securities of any one such corporation held immediately following the consummation of any Asset Sale by the Borrower and its Subsidiaries over 10 times the average daily trading volume of such securities during the 20 trading days immediately preceding the consummation of such Asset Sale be deemed Marketable Securities.

     Material Adverse Effect means a material adverse effect on
(a) the business, operations, assets, property or condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries or the Revolving Credit Borrowers and their respective Subsidiaries, in each case taken as a whole, (b) the ability of the Borrower to perform its obligations under any Term Loan Document to which it is a party, (c) the ability of the Obligors (taken as a whole) to perform their respective obligations under the Loan Documents, (d) the validity or enforceability of this Agreement, any of the Term Notes or any other Term Loan Document against any Obligor which is a party hereto or thereto or the rights or remedies of the Arranger, the Agents, the Collateral Agent or the Term Loan Lenders hereunder or thereunder or (e) the validity or enforceability of the Revolving Credit Agreement any of the Revolving Credit Notes or any other Revolving Credit Document against any Revolving Credit Obligor which is a party thereto or the rights or remedies of the Arranger, the Agents, the Collateral Agent or the Revolving Credit Lenders thereunder.

     Measurement Period means, at any date, the period of four consecutive Fiscal Quarters ended most recently prior to such date.

     Metz means Metz Baking Company, an Iowa corporation.

     Moody's means Moody's Investors Service, Inc.

     Mortgage means, collectively, each Mortgage or Deed of Trust executed and delivered pursuant to the terms of this Agreement, including Section 7.1.7, substantially in the form of Exhibit J hereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

     Mother's means Mothers Cake & Cookie Co., a California corporation.

     Net Cash Proceeds means (a) when used in respect of any Asset Sale, the aggregate cash proceeds received by SFAC or any direct or indirect Subsidiary of SFAC in respect of such Asset Sale (and any cash payments received in respect of promissory notes or other non-cash consideration delivered to SFAC or any direct or indirect Subsidiary of SFAC in respect of an Asset
Sale), less (without duplication) (i) all legal, title, recording and transfer tax expenses reasonably attributable to such Asset Sale, (ii) the reasonable fees and expenses (including legal fees, consulting fees, accounting fees and brokers and underwriters commissions paid to third parties which are not Affiliates or Subsidiaries of the Borrower) incurred in connection with such Asset Sale, (iii) all federal, state, local and foreign taxes reasonably attributable to such Asset Sale,
(iv) the aggregate amount of reserves required in the Borrower's reasonable judgment to be maintained on the Borrower's books in order to pay contingent liabilities incurred in respect of such Asset Sale and (v) amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets the subject of such Asset Sale; provided that amounts deducted from the aggregate cash proceeds of any Asset Sale pursuant to clause (iv) and not actually paid in liquidation of such contingent liabilities shall be deemed to be Net Cash Proceeds of such Asset Sale and shall be subject to mandatory prepayment provisions of clause (c) of Section 3.1.1; and
(b) when used in respect of any incurrence of Indebtedness by, or the issuance of any Capital Stock (or other equity interests) of, SFAC or any direct or indirect Subsidiary of SFAC, the aggregate cash proceeds received by SFAC or the relevant direct or indirect Subsidiary of SFAC from such incurrence or issuance (and any cash payments received in respect of promissory notes or other non-cash consideration delivered to SFAC or any direct or indirect Subsidiary of SFAC in respect of any such incurrence or issuance), less (without duplication) the reasonable fees and expenses (including legal fees, consulting fees, accounting fees and brokers and underwriters commissions paid to third parties which are not Affiliates or Subsidiaries of the Borrower) incurred in connection with such incurrence or issuance.

     New 12-1/8% Senior Note Documents means, collectively, the New 12-1/8% Senior Notes and the New 12-1/8% Senior Note Indenture.

     New 12-1/8% Senior Note Indenture means the Indenture, dated as of June 11, 1999, between the New 12-1/8% Senior Note Indenture Trustee and the Borrower pursuant to which the New 12-1/8% Senior Notes were issued, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     New 12-1/8% Senior Note Indenture Trustee means United States Trust Company of New York in its capacity as trustee for the holders of the New 12-1/8% Senior Notes under the New 12-1/8% Senior
Note Indenture, and any successor thereto as trustee under the New 12-1/8% Senior Note Indenture.

     New 12-1/8% Senior Notes means the 12-1/8% Senior Notes due 2002 of the Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section
7.2.13.

     New Holdings Permitted Preferred Stock means preferred stock of the Borrower that (i) ranks senior to the common stock of the Borrower in respect of dividends and distributions in a liquidation of the Borrower; (ii) does not mature or is not mandatorily redeemable, pursuant to a sinking fund or otherwise, or redeemable at the option of the holder thereof, in whole or in part, prior to June 15, 2010; (iii) provides that dividends may be paid, at the option of the Borrower, by the issuance of additional shares of New Holdings Permitted Preferred Stock, or if permitted under the terms hereof, in cash after June 15, 2005; and (iv) is issued in compliance with Section 4.16 of the SFAC New Holdings Senior Secured Debenture Indenture.

     New Subordinated Note Documents means, collectively, the New
Subordinated Notes and the New Subordinated Note Indenture.

     New Subordinated Note Indenture means the Indenture, dated as of June 11, 1999, between the New Subordinated Note Indenture Trustee and the Borrower pursuant to which the New Subordinated Notes were issued, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     New Subordinated Note Indenture Trustee means United States Trust Company of New York in its capacity as trustee for the holders of the New Subordinated Notes under the New Subordinated
Note Indenture, and any successor thereto as trustee under the New Subordinated Note Indenture.

     New Subordinated Notes means the 13-?% Senior Subordinated
Notes due 2003 of the Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     New 11-1/4% Senior Note Documents means, collectively, the New 11-1/4% Senior Notes and the New 11-1/4% Senior Note Indenture.

     New 11-1/4% Senior Note Indenture means the Indenture, dated as of June 11, 1999, between the New 11-1/4% Senior Note Indenture Trustee and the Borrower, pursuant to which the New 11-1/4% Senior Notes were issued, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     New 11-1/4% Senior Note Indenture Trustee means United States Trust Company of New York in its capacity as trustee for the holders of the New 11-1/4?% Senior Notes under the New 11-1/4% Senior
Note Indenture, and any successor thereto as trustee under the New 11-1/4% Senior Note Indenture.

     New 11-1/4% Senior Notes means the 11-1/4% Senior Notes due 2001 of the Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section
7.2.13.

     1993 Senior Note Documents means, collectively, the
Securities Purchase Agreement, the 1993 Senior Notes and the 1993
Senior Note Indenture.

     1993 Senior Note Indenture means the Indenture, dated as of August 16, 1993, between the 1993 Senior Note Indenture Trustee and SFC, as heretofore amended, pursuant to which the 1993 Senior Notes were issued, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     1993 Senior Note Indenture Trustee means United States Trust Company of New York in its capacity as trustee for the holders of the 1993 Senior Notes under the 1993 Senior Note Indenture, and any successor thereto as trustee under the 1993 Senior Note Indenture.

     1993 Senior Notes means the 10-1/4% Series B Senior Notes due 2001 of SFC, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section
7.2.13.

     1995 Revolving Credit Agreement means the Revolving Credit Agreement, dated as of August 16, 1993 and amended and restated as of July 17, 1995, among the Revolving Credit Borrowers (as defined in the 1995 Revolving Credit Agreement), the various financial institutions parties thereto, and The Chase Manhattan Bank (formerly doing business as Chemical Bank), as the administrative agent for such financial institutions.

     1995 Senior Note Documents means, collectively, the 1995
Senior Notes Purchase Agreement, the 1995 Senior Notes and the
1995 Senior Note Indenture.

     1995 Senior Note Indenture means the Indenture, dated as of July 17, 1995, between the 1995 Senior Note Indenture Trustee and SFC pursuant to which the 1995 Senior Notes were issued, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     1995 Senior Note Indenture Trustee means United States Trust Company of New York in its capacity as trustee for the holders of the 1995 Senior Notes under the 1995 Senior Note Indenture, and any successor thereto as trustee under the 1995 Senior Note Indenture.

     1995 Senior Notes means the 11-1/8% Series B Senior Notes due 2002 of SFC, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section
7.2.13.

     1995 Senior Notes Purchase Agreement means the Purchase
Agreement, dated as of July 17, 1995, among SFC and the initial purchasers of the 1995 Senior Notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     1995 Term Loan Agreement means the Term Loan Agreement, dated as of July 17, 1995, among SFC, the various financial institutions parties thereto, and The Chase Manhattan Bank
(formerly doing business as Chemical Bank), as the administrative agent for such financial institutions.

     Non-U.S. Subsidiary means a Subsidiary of the Borrower that is not a U.S. Subsidiary.

     Non-U.S. Term Loan Lender means any Term Loan Lender that is not a U.S. Person.

     Note means, collectively, the Term Notes and the Revolving
Credit Notes.

     Obligations means, collectively, the Term Loan Obligations and the Revolving Credit Obligations.

     Obligor means, as the context may require, the Borrower, the Parent, the Special Purpose Subsidiary, each Subsidiary of the Borrower (other than the Receivables Subsidiary and any Inactive Subsidiary) and any other Person (other than any Agent, the Collateral Agent, the Documentation Agent, the Arranger or any Lender) to the extent such Person is obligated under this Agreement or any other Loan Document.

     Operating Company Leverage Ratio means, at the end of any Fiscal Quarter, the ratio of

           (a)  Consolidated Total Senior Secured Debt of the
     Revolving Credit Borrowers and their respective Subsidiaries outstanding at such time;

to

           (b)  Consolidated EBITDA of the Revolving Credit
     Borrowers and their respective Subsidiaries for the period of four consecutive Fiscal Quarters most recently ended on or prior to such date;

provided that if, during any such period, any Revolving Credit Borrower or any of its Subsidiaries shall have made one or more Acquisitions, the Operating Company Leverage Ratio for such period shall be calculated on a Pro Forma Basis as if each such Acquisition had been made on the first day of such period.

     Operating Subsidiaries means each of the direct and indirect Subsidiaries of the Borrower listed on Item C of Schedule III hereto and each other Person which becomes a Subsidiary of the Borrower (other than any Subsidiary of the Borrower that is designated as a Holding Company) after the Closing Date. Except as set forth on Item C of Schedule III hereto, each Operating Subsidiary is, or will be, a wholly owned, direct or indirect, Subsidiary of the Borrower.

     Organic Document means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's partnership interests, limited liability company interests or authorized shares of capital stock.

     Other Bakeries is defined in clause (c) of Section 7.2.12.

     Parent means SFAC New Holdings.

     Participant is defined in Section 10.11.2.

     PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     Pension Plan means a pension plan, as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrower or any of its Subsidiaries or any corporation, trade or business that is, along with the Borrower or any of its Subsidiaries, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of
Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

     Perfection Certificate means the Perfection Certificate executed and delivered by an Authorized Officer of the Borrower pursuant to Section 5.1.7 or 7.1.7, substantially in the form of Exhibit N hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     Person means any natural person, corporation, limited liability company, partnership, joint venture, joint stock company, firm, association, trust or unincorporated organization, government, governmental agency, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.

     Plan means any Pension Plan or Welfare Plan.

     Pledge Agreements mean, collectively, the Borrower Pledge
Agreement and the Revolving Credit Pledge Agreement.

     Pooling Agreement means the SFC Master Trust Pooling Agreement, dated as of November 16, 1994 by and among the Receivables Subsidiary, SFC, in its capacity as Master Servicer, and The Chase Manhattan Bank (formerly doing business as Chemical
Bank), not in its individual capacity but solely as trustee for the SFC Master Trust created thereunder, and, from and after the date on which a Replacement Receivables Purchase Facility is effective, the pooling agreement executed and delivered in connection therewith, in each case as amended, supplemented, amended and restated, or otherwise modified from time to time.

     Primary Investors means, collectively, the Principals and their respective Related Parties.

     Principals means, collectively, Haas Wheat, Acadia and
Keystone.

     Pro Forma Adjustment means, in connection with any acquisition or sale of a Person or any of its businesses or assets, (i) any related incurrence, repayment or refinancing of Indebtedness and the application of proceeds therefrom, (ii) projected, quantifiable, tangible changes in operating results resulting from such acquisition or sale (including, without limitation, cost savings resulting from head count reductions, plant consolidations, the rationalization of distribution routes and the like) or (iii) other similar and related transactions, with each such acquisition, sale, event, change or other transaction described in clauses (i), (ii) or (iii) above to be calculated as if realized as of the first day of any such applicable period of calculation.

     Pro Forma Basis means, in respect of determining the Leverage Ratio, the Senior Secured Leverage Ratio, the Operating Company Leverage Ratio and the Interest Coverage Ratio and the Consolidated EBITDA financial covenant contained in clause (e) of
Section 7.2.5, for any applicable period of calculation, that pro forma effect shall be given to any acquisition or sale of a Person or any of its businesses or assets, and, in connection with any such acquisition or sale, pro forma effect shall also be given to any Pro Forma Adjustment; provided, however, that such Pro Forma Adjustment shall be calculated in accordance with (x)
Article 11 of Regulation S-X (Regulation S-X?) promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, or (y) GAAP. Any term or provision hereof to the contrary notwithstanding, before any Pro Forma Adjustment shall be given effect for purposes of this definition, the Borrower shall deliver to the Agents a certificate executed by its chief financial or accounting Authorized Officer certifying that such Pro Forma Adjustment has been calculated in accordance with Regulation S-X or GAAP, as the case may be, and shall include a calculation of such Pro Forma Adjustment prepared in reasonable detail, together with appropriate back up; provided, that, in the case of any Pro Forma Adjustment which aggregates in excess of $5,000,000, the Borrower shall cause to be delivered to the Agents a certificate from an Independent Auditor certifying that with respect to such Pro Forma Adjustment, (i) such Independent Auditor has performed the Agreed-Upon Procedures and (ii) subject to usual and customary exceptions and qualifications, in the course of performing such Agreed-Upon Procedures nothing came to the attention of such Independent Auditor which caused it to believe that managements assumptions do not provide a reasonable basis for presenting the significant effects attributable to the transaction, that the related Pro Forma Adjustments do not give appropriate effect to those assumptions, or that the pro forma financial statements do not reflect the proper application of those Pro Forma Adjustments to the historical financial statements. Furthermore, in calculating the Interest Coverage Ratio, (i) interest on outstanding Indebtedness determined on a fluctuating basis as of the determination date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the determination date; (ii) if interest on any Indebtedness actually incurred on the determination date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the determination date will be deemed to have been in effect during the relevant period; and (iii) notwithstanding clause (i) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to interest rate swaps or similar interest rate protection Hedging Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

     Quarterly Payment Date means the last day of each January, April, July and October, or, if any such day is not a Business
Day, the next succeeding Business Day, commencing with July, 1999.

     Rate Protection Agreement means, collectively, any agreement in respect of Hedging Obligations entered into by the Borrower or any of its Subsidiaries pursuant to the terms of this Agreement or the Revolving Credit Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender.

     Receivables means accounts receivable, including Receivables as defined in the Pooling Agreement.

     Receivables Parent Note means the Parent Note, as such term is defined in Section 8.3 of the Receivables Sale Agreement, and from and after the date on which a Replacement Receivables Purchase Facility is effective, the replacement note executed and delivered in connection therewith, in each case as amended, supplemented or otherwise modified from time to time.

     Receivables Purchase Documents means, collectively, the Pooling Agreement, each Supplement to the Pooling Agreement, the Servicing Agreement, the Receivables Sale Agreement, the Receivables Parent Note, the Receivables Subordinated Note, the Insurance and Reimbursement Agreement and any related instruments and agreements executed in connection therewith; provided that, on and after the date, if any, on which the Receivables Subsidiary shall have replaced or refinanced, in whole or in part, the purchase facility arranged pursuant to the Receivables Purchase Documents existing on the date hereof with a separate facility in which ownership interests in, or notes, commercial paper, certificates or other debt instruments secured by, the Receivables shall be sold in one or more public offerings, private placements or otherwise (such replacement facility, the Replacement Receivables Purchase Facility), the terms and conditions of which Replacement Receivables Purchase Facility (i) shall be consented to by the Required Term Loan Lenders and the Required Revolving Credit Lenders (which consent shall not be unreasonably withheld and shall be deemed to be given if the Borrower has not received an objection thereto in writing from any Lender within 10 days of receipt by such Lender of a description of the proposed Replacement Receivables Purchase Facility) or (ii) shall contain terms (including as to initial amortization) no less favorable to the Obligors party thereto in all material respects than those contained in the then current Receivables Purchase Documents (without regard to one-time charges and fees). As used herein, the term Receivables Purchase Documents shall be deemed to refer to and otherwise include each of the operative agreements, instruments and related documents entered into by, or delivered by or on behalf of, the Receivables Subsidiary in connection with the creation of such Replacement Receivables Purchase Facility.

     Receivables Sale Agreement means the Amended and Restated Receivables Sale Agreement, dated as of November 16, 1994, among the Receivables Subsidiary, as buyer of Receivables thereunder, SFC, as Master Servicer, and the Receivables Selling Subsidiaries, as sellers of Receivables thereunder, and, from and after the date on which a Replacement Receivables Purchase Facility is effective, the receivables sale agreement executed and delivered in connection therewith, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

     Receivables Selling Subsidiaries means each of the Subsidiaries of the Borrower from time to time parties to the Receivables Sale Agreement as a seller of Receivables thereunder.

     Receivables Subsidiary means Specialty Foods Finance Corporation, a Delaware corporation and a wholly-owned Subsidiary of the Borrower, created to purchase and finance receivables of the Receivables Selling Subsidiaries, or any other Subsidiary of the Borrower designated as such by the Borrower, (a) that has total assets at the time of such designation with a book value of $100,000 or less and (b) with respect to which the Borrower nor any other Subsidiary of the Borrower has any obligation (i) to subscribe for additional shares of Capital Stock or other equity interests therein (other than to finance the purchase of additional accounts receivable of the Borrower and its Subsidiaries) or (ii) to maintain or preserve such Receivables Subsidiary's financial condition or to cause it to achieve certain levels of operating results.

     Register is defined in clause (b)(i) of Section 2.6.

     Regulatory Authority means any national, state or local government, any political subdivision or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body or entity, other regulatory bureau, authority, body or entity, foreign or domestic, including the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the F.R.S. Board, any central bank or any comparable authority.

     Reimbursement Obligation is defined in the Revolving Credit
Agreement.
     Related Fund means, with respect to any Term Loan Lender that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor or investment manager as such Term Loan Lender.

     Related Party means with respect to any Principal (a) any controlling stockholder or partner, a direct or indirect 80% (or more) owned Subsidiary, or spouse or immediate family member (in the case of an individual) of such Principal, (b) any trust, corporation, partnership or other entity, the controlling beneficiaries, stockholders, partners or owners of which, directly or indirectly, consist of such Principal and/ or such other Persons referred to in the immediately preceding clause (a) and/or in the succeeding clauses (d) and/or (e), (c) any partner or stockholder of any Principal as of the Restatement Effective Date who acquires any assets or voting stock of SFAC or any of its direct or indirect Subsidiaries pursuant to a general distribution by such Principal to each of its partners or stockholders, (d) any officer or director of such Principal or
(e) any officer or director of Oak Hill Partners, Inc. on the Restatement Effective Date.

     Related Property is defined in the Pooling Agreement and any similar property sold pursuant to any subsequent Pooling
Agreement.

     Release means a release, as such term is defined in CERCLA.

     Replacement Notice is defined in clause (a) of Section 4.10.

     Replacement Term Loan Lender is defined in clause (a) of
Section 4.10.

     Required Revolving Credit Lenders is defined in the Revolving Credit Agreement.

     Required Term Loan Lenders means, at any time, Term Loan
Lenders holding more than 50% of the principal amount of the Term
Loans then outstanding.

     Resource Conservation and Recovery Act means the Resource
Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

     Restatement Effective Date means the date when all of the conditions set forth in Section 5.1 shall have been satisfied.

     Restatement Effective Date Certificate means the certificate executed and delivered by the Borrower on the Restatement
Effective Date, substantially in the form of Exhibit D hereto.

     Restructuring means the corporate and financial restructuring of SFAC and certain of its Subsidiaries, including
SFC, as more fully described on Schedule IV hereto.

     Revolving Credit Agreement means the Amended and Restated Revolving Credit Agreement, dated as of the date hereof, among the Revolving Credit Borrowers, the Revolving Credit Lenders, the Agents and the Collateral Agent, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time.

     Revolving Credit Borrowers means each of the Subsidiaries of the Borrower party to the Revolving Credit Agreement.

     Revolving Credit Borrowers Pledge Agreement is defined in the Revolving Credit Agreement.

     Revolving Credit Borrowers Security Agreement is defined in the Revolving Credit Agreement.

     Revolving Credit Copyright Security Agreements means the Copyright Security Agreements executed and delivered by each Subsidiary (other than Foreign Subsidiaries, Inactive Subsidiaries and Trocano) owning assets of the type included in the Collateral described therein in favor of the Collateral Agent, substantially in the form of Exhibit A to a Revolving Credit Security Agreement, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

     Revolving Credit Documents means, collectively, the Revolving Credit Agreement, the Revolving Credit Notes, each Rate Protection Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Revolving Credit Lender or an Affiliate of a Revolving Credit Lender relating to Hedging Obligations of any Revolving Credit Borrower or any of its Subsidiaries, the SFC New Holdings Guaranty, the SFAC Agreement, the Subsidiary Guaranty, the Asset Sale Proceeds Account Agreement, the Revolving Credit Letters of Credit, each Borrowing Request, each Issuance Request, each Revolving Credit Security Documents and each other agreement, document or instrument delivered in connection with this Agreement or any other Revolving Credit Document, whether or not specifically mentioned herein or therein.

     Revolving Credit Event of Default means an Event of Default under and as defined in the Revolving Credit Agreement.

     Revolving Credit Lenders means each of the financial institutions from time to time party to the Revolving Credit
Agreement.

     Revolving Credit Letters of Credit means each of the letters of credit issued from time to time by the Issuer for the account of the respective Revolving Credit Borrowers pursuant to the Revolving Credit Agreement.

     Revolving Credit Loan is defined in the Revolving Credit
Agreement.

     Revolving Credit Mortgages is defined in the Revolving
Credit Agreement.

     Revolving Credit Note is defined in the Revolving Credit
Agreement.

     Revolving Credit Obligations means all obligations (monetary or otherwise) of any Revolving Credit Borrower and each other Obligor arising under on in connection with the Revolving Credit Agreement, the Revolving Credit Notes, each Revolving Credit Letter of Credit, each other Revolving Credit Documents or any other document made, delivered or given in connection therewith.

     Revolving Credit Patent Security Agreements means the Patent Security Agreements executed and delivered by each Subsidiary (other than the Foreign Subsidiaries, Inactive Subsidiaries and Trocano) owning assets of the type included in the Collateral described therein in favor of the Collateral Agent, substantially in the form of Exhibit B to a Revolving Credit Security Agreement, as the same may be amended, supplemented, amended and restated, or otherwise modified form time to time.

     Revolving Credit Pledge Agreement means, as the context may require, the Revolving Credit Borrowers Pledge Agreement executed and delivered by each Revolving Credit Borrower in favor of the Collateral Agent or the Subsidiary Pledge Agreement, executed and delivered by each Subsidiary Pledgor in favor of the Collateral Agent, substantially in the form of Exhibits J-1 and J-2, respectively, to the Revolving Credit Agreement, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time.

     Revolving Credit Security Agreement means, as the context may require, the Revolving Credit Borrowers Security Agreement executed and delivered by each Revolving Credit Borrower in favor of the Collateral Agent or the Subsidiary Security Agreement, executed and delivered by each Subsidiary (other than the Foreign Subsidiaries, Inactive Subsidiaries and Trocano) in favor of the Collateral Agent, substantially in the form of Exhibits K-1 and K-2, respectively, to the Revolving Credit Agreement, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time.

     Revolving Credit Security Documents means, collectively, the Revolving Credit Pledge Agreements, the Revolving Credit Security Agreements, the Revolving Credit Copyright Security Agreements, the Revolving Credit Patent Security Agreements, the Revolving Credit Security Agreements, the Revolving Credit Pledge Agreement, the Revolving Credit Trademark Security Agreements and the Revolving Credit Mortgages, and, from and after the execution and delivery thereof, all other security documents executed and delivered to the Collateral Agent granting a Lien on any asset or assets of any Person to secure the Revolving Credit Obligations or to secure any guarantee of any such Revolving Credit Obligations.

     Revolving Credit Trademark Security Agreements means the Trademark Security Agreements executed and delivered by each Subsidiary (other than the Foreign Subsidiaries, Inactive Subsidiaries and Trocano) owning assets of the type included in the Collateral described therein in favor of the Collateral Agent, substantially in the form of Exhibit C to the Revolving Credit Security Agreement, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

     Revolving I Credit Loans is defined in the Revolving Credit
Agreement.

     Revolving II Credit Loans is defined in the Revolving Credit
Agreement.

     Revolving I Credit Commitment Amount is defined in the
Revolving Credit Agreement.

     Revolving II Credit Commitment Amount is defined in the
Revolving Credit Agreement.

     S&P means Standard & Poor's Rating Services.

     ?SEC? means the Securities and Exchange Commission.

     Second-Tier Subsidiaries means each of the Subsidiaries of the First-Tier Holding Companies listed on Item B of Schedule III hereto and any other direct Subsidiary of any First-Tier Holding Company from time to time acquired or created in accordance with clause (c) of Section 7.1.7.

     Securities means any limited, general or other partnership interest, or any stock, shares, voting trust certificates, bonds, debentures, notes or other equity interests or evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include any evidence of the Obligations.

     Securities Purchase Agreement means the Purchase Agreement, dated as of August 16, 1993, among SFC, SFAC and the respective purchasers of the 1993 Senior Notes, the Subordinated Notes and the SFAC Debenture Units, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with Section 7.2.13.

     Security Documents means, collectively, the Revolving Credit
Security Documents and the Term Loan Security Documents.

     Senior Secured Leverage Ratio means, at the end of any Fiscal Quarter, the ratio of

           (a)  Consolidated Total Senior Secured Debt of the
     Borrower and its Subsidiaries outstanding at such time;

to

           (b) Consolidated EBITDA of the Borrower and its Subsidiaries for the period of four consecutive Fiscal
     Quarters most recently ended on or prior to such date;

provided that if, during any such period, the Borrower or any of its Subsidiaries shall have made one or more Acquisitions, the Senior Secured Leverage Ratio for such period shall be calculated on a Pro Forma Basis as if each such Acquisition had been made on the first day of such period.

     SFAC means Specialty Foods Acquisition Corporation, a
Delaware corporation, and, as of the date hereof, the owner of all of the Capital Stock of SFC.

     SFAC Common Stock means the common stock, par value $0.01 per share, of SFAC.

     SFAC Debenture Units means, collectively, the debenture units of SFAC sold pursuant to the Securities Purchase Agreement, each of which originally consisted of one $1,000 principal amount of SFAC Senior Debentures and 15 shares of SFAC Common Stock.

     SFAC New Holdings means SFAC New Holdings, Inc., a Delaware corporation and, as of the date hereof, the owner of all of the Capital Stock of the Borrower.

     SFAC New Holdings Pledge Agreement means the Pledge Agreement, dated as of June 11, 1999, executed and delivered by SFAC New Holdings in favor of the SFAC New Holdings Senior Debenture Trustee, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with Section 7.2.13.

     SFAC New Holdings Preferred Stock means the four series of preferred stock, no par value, of SFAC New Holdings, of which 100 shares of each series are issued and outstanding and owned by SFC
Sub.

     SFAC New Holdings Senior Secured Debenture Documents means, collectively, the SFAC New Holdings Pledge Agreement, the SFAC
New Holdings Senior Debentures and the SFAC New Holdings Senior
Secured Debenture Indenture.

     SFAC New Holdings Senior Secured Debenture Indenture means the Indenture, dated as of June 11, 1999, between the SFAC New Holdings Senior Secured Debenture Trustee and SFAC New Holdings, pursuant to which the SFAC New Holdings Senior Secured Debentures were issued, as the same may be amended, supplemented or otherwise modified from time to time in accordance with
Section 7.2.13.

     SFAC New Holdings Senior Secured Debenture Trustee means United States Trust Company of New York in its capacity as trustee for the holders of the SFAC New Holdings Senior Secured Debentures under the SFAC New Holdings Senior Secured Debenture Indenture, and any successor thereto as trustee under the SFAC New Holdings Senior Secured Debenture Indenture.

     SFAC New Holdings Senior Secured Debentures means the 13%
Senior Secured Discount Debentures due 2009 of SFAC New Holdings, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     SFAC Pledge Agreement means the Pledge Agreement, dated as of August 16, 1993, executed and delivered by SFAC in favor of the SFAC Senior Secured Debenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     SFAC Securities Purchase Agreement means the Purchase Agreement, dated as of August 16, 1993, among SFAC and the Investors, as the same has been or may be amended, supplemented or otherwise modified from time to time in accordance with
Section 7.2.13.

     SFAC Senior Debenture Documents means, collectively, the
SFAC Pledge Agreement, the SFAC Senior Debentures and the SFAC
Senior Debenture Indenture.

     SFAC Senior Debenture Indenture means the Indenture, dated as of August 16, 1993, between the SFAC Senior Debenture Trustee and SFAC, as amended, pursuant to which the SFAC Senior Debentures were issued, as the same may be amended, supplemented or otherwise modified from time to time in accordance with
Section 7.2.13.

     SFAC Senior Debenture Trustee means United States Trust
Company of New York in its capacity as trustee for the holders of the SFAC Senior Debentures under the SFAC Senior Debenture
Indenture, and any successor thereto as trustee under the SFAC
Senior Debenture Indenture.

     SFAC Senior Debentures means the 13% Senior Secured
Discount Debentures due 2005 of SFAC, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     SFAC Stockholders Agreements means, collectively, (i) the Stockholders Agreement, dated as of August 16, 1993, among the Investors and SFAC and, (ii) the Stockholders Agreement, dated as of August 16, 1993, between SFAC and the holders of the SFAC Debenture Units, in each case as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time.

     SFAC Subordinated Debenture Documents means, collectively, the reference to the SFAC Securities Purchase Agreement and the SFAC Subordinated Debentures.

     SFAC Subordinated Debentures means the 11% Senior
Subordinated Discount Debentures due 2006 of SFAC, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     SFC is defined in the second recital.

     SFC New Holdings Guaranty is defined in the Revolving Credit
Agreement.

     SFC Sub means SFC Sub, Inc., a Delaware corporation
(formerly known as ?MCC-DSD Holdings, Inc.), and a direct
Subsidiary of SFC.

     SFC Sub Senior Subordinated Debenture Documents means, collectively, the SFC Sub Senior Subordinated Debentures and the
SFC Sub Senior Subordinated Debenture Indenture.

     SFC Sub Senior Subordinated Debenture Indenture means the Indenture, dated as of June 11, 1999, between the SFC Sub Senior Subordinated Debenture Trustee and SFC Sub, pursuant to which the SFC Sub Senior Subordinated Debentures were issued, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     SFC Sub Senior Subordinated Debenture Trustee means United States Trust Company of New York in its capacity as trustee for the holders of the SFC Sub Senior Subordinated Debentures under the SFC Sub Senior Subordinated Debenture Indenture, and any successor thereto as trustee under the SFC Sub Senior Subordinated Debenture Indenture.

     SFC Sub Senior Subordinated Debentures means the 11% Senior
Subordinated Discount Debentures due 2009 of SFC Sub, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     Sold Receivables means, collectively, the Receivables and the other Related Property of each Subsidiary from time to time party to the Receivables Sale Agreement.

     Solvent means, with respect to any Person and its Subsidiaries on a particular date, that on such date (a) the fair value of the property of such Person and its Subsidiaries on a consolidated basis is greater than the total amount of liabilities, including contingent liabilities, of such Person and its Subsidiaries on a consolidated basis, (b) the present fair salable value of the assets of such Person and its Subsidiaries on a consolidated basis is not less than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it or its Subsidiaries will, incur debts or liabilities beyond the ability of such Person and its Subsidiaries to pay as such debts and liabilities mature, and
(d) such Person and its Subsidiaries on a consolidated basis is not engaged in business or a transaction, and such Person and its Subsidiaries on a consolidated basis is not about to engage in business or a transaction, for which the property of such Person and its Subsidiaries on a consolidated basis would constitute an unreasonably small capital. The amount of Guarantee Obligations at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability. For purposes of this definition, (i) fair value means the amount at which the aggregate assets of any entity would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, neither being under any compulsion to act, with equity to both and (ii) present fair saleable value means the aggregate amount that may be realized by an independent willing seller from an independent willing buyer if an entity's assets are sold as an entity with reasonable promptness in an arms-length transaction under present conditions for the sale of assets as an entity of the business comprising such entity.

     Special Purpose Subsidiary means the special purpose, bankruptcy-remote Subsidiary of the Borrower that, from time to time upon receipt thereof, deposits into the Asset Sale Proceeds
Account all Asset Sale Proceeds and other cash contributed by the Parent or any of its Subsidiaries.

     Stated Maturity Date means, in the case of all Term Loans, January 31, 2001 (or if such day is not a Business Day, the first
Business Day following such day).

     Subordinated Note Documents means, collectively, the Securities Purchase Agreement, the Subordinated Notes and the
Subordinated Note Indenture.

     Subordinated Note Indenture means the Indenture, dated as of August 16, 1993, between the Subordinated Note Indenture Trustee and SFC pursuant to which the Subordinated Notes were issued, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     Subordinated Note Indenture Trustee means United States Trust Company of New York in its capacity as trustee for the holders of the Subordinated Notes under the Subordinated Note Indenture, and any successor thereto as trustee under the Subordinated Note Indenture.

     Subordinated Notes means the 11-1/4% Series B Senior
Subordinated Notes due 2003 of SFC, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.13.

     Subsidiary means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding capital stock (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time capital stock (or other ownership interest) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term Subsidiary shall be a reference to a Subsidiary of the Borrower.

     Subsidiary Guarantor means any Subsidiary of the Borrower
(other than Inactive Subsidiaries and the Receivables Subsidiary) which, at the time of determination, is a guarantor under the Subsidiary Guaranty.

     Subsidiary Guaranty is defined in the Revolving Credit
Agreement.

     Subsidiary Pledge Agreement is defined in the Revolving
Credit Agreement.

     Subsidiary Pledgor means each Subsidiary of the Borrower which owns any Capital Stock of any other Subsidiary of the Borrower (other than the Capital Stock of a Foreign Subsidiary or
Trocano) or other Person.

     Subsidiary Security Agreement is defined in the Revolving
Credit Agreement.

     Syndication Agent is defined in the preamble.

     Tax Sharing Agreements means, collectively, (i) the Tax Sharing Agreement, dated as of August 16, 1993, among SFAC and SFC, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with Section 7.2.13, and (ii) the Tax Sharing Agreement, dated as of August 16, 1993, among SFAC, SFC and its Subsidiaries, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with Section 7.2.13.

     Taxes means any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by (i) the United States or any taxing authority or political subdivision thereof or (ii) any other jurisdiction as a result of a connection between the Borrower and such taxing jurisdiction, and in each case any interest, additions to tax, penalties or additional amounts payable with respect thereto.

     Term Loan Commitment Amount means $168,211,259.00.

     Term Loan Commitment Termination Date means the earliest of

           (a) March 16, 1998,

           (b) the Closing Date (immediately after the making of the Term Loans on such date), and

           (c) the date on which any Term Loan Commitment
     Termination Event occurs.

Upon the occurrence of any event described in clauses (b) or (c), the commitment of any Term Loan Lender to make a Term Loan shall terminate automatically and without any further action.

     Term Loan Commitment Termination Event means

           (a) the occurrence of any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to the Borrower; or

           (b)  the occurrence and continuance of any other
     Event of Default and either

               (i) the declaration of the Term Loans to be due and payable pursuant to Section 8.3, or

               (ii) the giving of notice by the Administrative Agent, acting at the direction of the Required Term Loan Lenders, to the Borrower that the commitments of the Term Loan Lenders to make a Term Loan have been terminated.

     Term Loan Documents means this Agreement, the Term Notes, each Rate Protection Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Term Loan Lender or an Affiliate of a Term Loan Lender relating to Hedging Obligations of the Borrower or any of its Subsidiaries, the SFAC Agreement and the Term Loan Security Documents and each other agreement, document or instrument delivered in connection with this Agreement or any other Term Loan Document, whether or not specifically mentioned herein or therein.

     Term Loan Lenders is defined in the preamble.

     Term Loan Obligations means all obligations (monetary or otherwise) of the Borrower and each other Obligor arising under or in connection with this Agreement, the Term Notes, any Rate Protection Agreement, each other Term Loan Document or any other document made, delivered or given in connection therewith.

     Term Loan Percentage means, relative to any Term Loan Lender, the applicable percentage relating to the Term Loans, as set forth in Schedule II hereto or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Term Loan Lender and its Assignee Term Loan Lender(s) and delivered pursuant to Section 10.11.

     Term Loan Security Documents means, collectively, the Borrower Pledge Agreement, the Borrower Security Agreement, each Mortgage (if any), each Concentration Account Agreement, the Collateral Account Agreement and, from and after the execution and delivery thereof, all other security documents hereafter delivered to the Agents and the Collateral Agent granting a Lien on any asset or assets of any Person to secure the Term Loan Obligations or to secure any guarantee of the Term Loan Obligations.

     Term Loans means, collectively, the Existing Term Loans outstanding as Term Loans under this Agreement.

     Term Note means a promissory note of the Borrower payable to the order of any Term Loan Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Term Loan Lender resulting from the outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     Trocano means A. Trocano Construction, Inc., a California corporation.

     type means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

     ?U.C.C.? means the Uniform Commercial Code as from time to time in effect in the State of New York.

     United States or U.S. means the United States of America, its fifty states and the District of Columbia.

     U.S. Person means any Person that is a United States person within the meaning of Section 7701(a)(30) of the Code (or any applicable successor provision).

     U.S. Subsidiary means any Subsidiary of the Borrower that is incorporated or organized in order or under the laws of the United States or any state thereof.

     Voting Stock means, with respect to any Person, Capital
Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

     Welfare Plan means a welfare plan, as such term is defined in section 3(1) of ERISA.

     wholly-owned means, with respect to any direct or indirect Subsidiary, any Subsidiary all of the outstanding common stock (or similar equity interest) of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by the Borrower.

     SECTION I.2 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION I.3 Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION I.4  Accounting and Financial Determinations.
Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, and all accounting determinations and computations hereunder or thereunder (including under Sections 7.1.1 and 7.2.5) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared, in accordance with, those generally accepted accounting principles (?GAAP?) applied in the preparation of the financial statements referred to in
Section 6.5, except that (i) the monthly financial statements provided pursuant to clause (c) of Section 7.1.1 shall only be consistent with GAAP in all material respects and shall not be required to include footnotes and (ii) the quarterly financial statements provided pursuant to clause (b) of Section 7.1.1 shall only be required to include footnotes to the extent such footnotes would be required to be included on a Form 10-Q filed with the SEC. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and its Subsidiaries, in each case without duplication. In the event that any Second-Tier Subsidiary is merged or consolidated with or into, or all or substantially all of the assets of any Second-Tier Subsidiary are transferred to, any other Subsidiary, each reference to such Second-Tier Subsidiary in this Section 7.1.1 will be replaced by a reference to another Subsidiary or deleted, as mutually agreed by the Borrower and the Syndication Agent. The Administrative Agent shall promptly notify each Lender of any such replacement or deletion. In the event that a Second-Tier Subsidiary of the Borrower assumes managerial responsibility for one or more of the other Second-Tier Subsidiaries of the Borrower, each reference to a Second-Tier Subsidiary in Section 7.1.1 shall be deemed a reference to all of such Second-Tier Subsidiaries under such common managerial control, as mutually agreed to by the Borrower and the Syndication Agent. The Borrower shall promptly notify each Lender of any such consolidation of reporting for any affected Second-Tier Subsidiaries. If any preparation in the financial statements referred to in Section 7.1.1 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) result in a change in any results, amounts, calculations, ratios, standards or terms found in this Agreement or any Loan Document from those which would be derived or be applicable absent such changes, SFAC New Holdings and the Borrower may reflect such changes in the financial statements and certificates required to be delivered pursuant to Section 7.1.1, but calculations of financial covenants shall be made without giving effect to any such changes. Upon the request of the Borrower or any Lender the parties hereto agree to enter into negotiations in order to amend the financial covenants and other terms of this Agreement if there occur any changes in GAAP that have a material effect on the financial statements of the Borrower and its Subsidiaries, so as to equitably reflect such changes with the desired result that the criteria for evaluating the Borrower's and its Subsidiaries' financial condition and such other terms shall be the same in all material respects after such changes as if the changes had not been made.



                           ARTICLE II

                   CONTINUATION OF EXISTING
                     TERM LOANS; TERM NOTES

     SECTION II.1 Existing Term Loans. In Borrowings occurring on the Closing Date, each Existing Term Loan Lender made Existing Term Loans to SFC in the aggregate original principal amount of $173,750,000, which remain outstanding as of the Restatement Effective Date in the aggregate principal amount of $168,211,259. Each of the parties hereto acknowledges and agrees that the Existing Term Loans shall continue to remain outstanding as Term Loans for all purposes under this Agreement and the other Loan Documents. No amounts paid or prepaid with respect to Term Loans may be reborrowed.

     SECTION II.2 [Intentionally Omitted].

     SECTION II.3 [Intentionally Omitted].

     SECTION II.4  Continuation and Conversion Elections.   By
delivering a Continuation/Conversion Notice to the Administrative Agent on or before 10:00 a.m., New York City time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Day's notice in the case of a continuation of, or a conversion of LIBO Rate Loans into, Base Rate Loans, or three Business Day's notice in the case of a continuation of LIBO Rate Loans or a conversion of Base Rate Loans into LIBO Rate Loans, and in either case not more than five Business Day's notice, that all, or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000, in the case of LIBO Rate Loans, or an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000, in the case of Base Rate Loans, be, in the case of Base Rate Loans, converted into LIBO Rate Loans or be, in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (x) each such conversion or continuation shall be pro rated among the outstanding Term Loans of all Term Loan Lenders that have made such Term Loans, and (y) no portion of the outstanding principal amount of any Term Loans may, upon the expiration of the applicable Interest Period, be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.
     SECTION II.5 Funding. Each Term Loan Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Term Loan Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Term Loan Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Term Loan Lender, which such Term Loan Lender may credit to the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Term Loan Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market. Notwithstanding anything herein to the contrary, each Term Loan Lender, upon the occurrence of any event giving rise to the operation of Section 4.1, 4.2, 4.3, 4.4, 4.5 or 4.6 with respect to such Term Loan Lender, will use its best efforts to designate another LIBOR Office for any Term Loans affected by such event, provided, that such designation is made on such terms that such Term Loan Lender and its LIBOR Office suffer no economic, legal or regulatory disadvantage.

     SECTION II.6  Register; Term Notes.

           (a) Each Term Loan Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Term Loan Lender resulting from each Term Loan made by such Term Loan Lender, including the amounts of principal and interest payable and paid to such Term Loan Lender from time to time hereunder. In the case of a Term Loan Lender that does not request, pursuant to clause (b)(ii) below, execution and delivery of a Term Note evidencing the Term Loans made by such Term Loan Lender to the Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Term Loan Lender to maintain such account or accounts shall not limit or otherwise affect any Term Loan Obligations of the Borrower or any other Obligor.

           (b)(i)  The Borrower hereby designates the
     Administrative Agent to serve as the Borrower's agent, solely for the purpose of this clause (b), to maintain a register (the Register) on which the Administrative Agent will record each Term Loan Lender's Term Loans made by each Term Loan Lender and each repayment in respect of the principal amount of the Term Loans of each Term Loan Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to Section 10.11.1. Failure to make any recordation, or any error in such recordation, shall not affect the Borrower's obligation in respect of such Term Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Term Loan Lenders shall treat each Person in whose name a Term Loan (and as provided in clause (ii) the Term Note evidencing such Term Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Term Loan Lender's Term Loans may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Term Loan Lender's Term Loans shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the Assignor thereof. No assignment or transfer of a Term Loan Lender's Term Loans shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

           (ii) The Borrower agrees that, upon the request to the Administrative Agent by any Term Loan Lender, the Borrower will execute and deliver to such Term Loan Lender, as applicable, a Term Note evidencing the Term Loans made by such Term Loan Lender. The Borrower hereby irrevocably authorizes each Term Loan Lender to make (or cause to be made) appropriate notations on the grid attached to such Term Loan Lender's Term Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of the outstanding principal amount of, and the interest rate and Interest Period applicable to the Term Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Term Loan Lender to make any such notations shall not limit or otherwise affect any Term Loan Obligations of the Borrower or any other Obligor. The Term Loans evidenced by any such Term Note and interest thereon shall at all times (including after assignment pursuant to Section 10.11.1) be represented by one or more Term Notes payable to the order of the payee named therein and its registered assigns. Subject to the provisions of
     Section 10.11.1, a Term Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Term Note and the obligation evidenced thereby in the Register (and each Term Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Term Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Term Note evidencing such obligation, accompanied by a Lender Assignment Agreement duly executed by the assignor thereof, and thereupon, if requested by the assignee, one or more new Term Notes shall be issued to the designated assignee and the old Term Note shall be returned by the Administrative Agent to the Borrower marked exchanged. No assignment of a Term Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this Section.


                          ARTICLE III

           REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION III.1  Repayments and Prepayments; Application.

     SECTION III.1.1 Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Term Loan upon the Stated Maturity Date therefor. Prior thereto, payments and prepayments of Term Loans shall or may be made as set forth below.

           (a) From time to time on any Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Term Loans, provided, however, that

               (i)(x) any such voluntary prepayment of Term Loans shall be made pro rata between Term Loans and Revolving II Credit Loans of the same type and, if applicable, having the same Interest Period of all Term Loan Lenders and Revolving Credit Lenders that have made such Term Loans and Revolving II Credit Loans and (y) any such prepayment of Term Loans shall be made pro rata among the Term Loans of the same type and, if applicable, having the same Interest Period of all Term Loan Lenders;

               (ii) all such voluntary prepayments shall require at least three Business Day's notice, but no more than five Business Day's notice, in writing to the Administrative Agent; and

               (iii) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000, or in the aggregate principal amount of all Term Loans and Revolving II Credit Loans of the type then outstanding.

           (b) Not later than three Business Days following the receipt by SFAC or any direct or indirect Subsidiary of SFAC of Net Cash Proceeds from either (i) the issuance or sale of any of its Capital Stock (or other equity interests) (other than pursuant to an Excluded Equity Issuance, as defined below) or (ii) the incurrence of any Indebtedness (other than Excluded Indebtedness, as defined below, or Indebtedness permitted to be incurred pursuant to Section 7.2.2), as the case may be, the Borrower shall make a mandatory prepayment of the Term Loans and Revolving II Credit Loans in an amount equal to 100% of such Net Cash Proceeds of such issuance or sale of Capital Stock (or other equity interests) or such incurrence of Indebtedness, as the case may be, to be applied as set forth in Section 3.1.2.

           For purposes of this clause (b), Excluded Equity Issuance means (i) any issuance by SFAC of any of its Capital Stock that does not constitute a Change in Control to the extent that such issuance is made to the then current shareholders of SFAC (and their respective Affiliates, other than Persons becoming Affiliates because of such issuance of Capital Stock of SFAC) and the Net Cash Proceeds of such issuance are contributed by SFAC to the Borrower, (ii) any issuance by SFAC New Holdings of any of its Capital Stock to holders of the SFAC New Holdings Senior Secured Debentures in connection with the Restructuring, (iii) any issuance by SFAC New Holdings of shares of its SFAC New Holdings Preferred Stock in accordance with the terms of the SFAC New Holdings Senior Secured Debenture Indenture, (iv) any issuance by the Borrower of shares of its New Holdings Permitted Preferred Stock in connection with a rights offering in accordance with the terms of the SFAC New Holdings Senior Secured Debenture Indenture, (v) any issuance by any of the Subsidiaries of the Borrower of additional shares of its common stock to the Borrower or any Subsidiary of the Borrower if such additional shares are immediately pledged by such holder to the Collateral Agent pursuant to the Borrower Pledge Agreement or Subsidiary Pledge Agreement and (vi) any issuance by SFAC or SFAC New Holdings to any Management of SFAC, SFAC New Holdings, the Borrower and their Subsidiaries of common stock of SFAC or SFAC New Holdings, or any option or other right to purchase common stock of SFAC or SFAC New Holdings, pursuant to management incentive programs approved by the Board of Directors of SFAC or SFAC New Holdings from time to time, provided that all such common stock so issued, when aggregated with all such common stock issuable upon the exercise of such options or other rights (whether or not presently exercisable by the holders thereof), shall not exceed 15% of the common stock of SFAC or SFAC New Holdings (on a fully diluted basis); and Excluded Indebtedness means
     (i) any Indebtedness incurred by SFC Sub the proceeds of which are paid as a cash dividend on or after February 15, 2000 to SFC for the purpose of allowing SFC to pay cash dividends to SFAC in an aggregate amount not to exceed $12,000,000 so long as such dividends to SFC are only used for the payment of obligations in respect of the SFAC Senior Debentures which are outstanding on the Restatement Effective Date or (ii) any loans advanced to SFAC by any existing stockholder of SFAC or any member of the Management of the Borrower or SFAC, or any Affiliate thereof.

           (c) Not later than three Business Days following the receipt by SFAC or any direct or indirect Subsidiary of SFAC of any Net Cash Proceeds constituting Asset Sale Proceeds in excess of $250,000, other than as set forth in the penultimate paragraph of Section 7.2.12 in respect of any Asset Sale Proceeds resulting from any sale or other disposition of any of the assets or Capital Stock of Metz, Mothers, Archway or any of their respective Subsidiaries, the Borrower shall deliver to the Administrative Agent a calculation of the amount of such Asset Sale Proceeds and make a mandatory prepayment of the Term Loans and Revolving II Credit Loans in an amount equal to 100% of the excess of
     (i) all such Asset Sale Proceeds received, less (ii) $15,000,000, such excess to be applied as set forth in
     Section 3.1.2; provided, however, that no mandatory prepayment on account of Asset Sale Proceeds shall be required under this clause (c) if the Borrower informs the Agents in writing within one Business Day following the receipt of such Asset Sale Proceeds of SFAC's or such Subsidiary's good faith intention to apply such Asset Sale Proceeds (A) to the replacement of the sold, conveyed or transferred assets or property, (B) to the making of Investments or one or more Acquisitions which are permitted pursuant to clause (h) of Section 7.2.6 or (C) to the making of Capital Expenditures which are permitted pursuant to
     Section 7.2.8 or other Investments in long term assets of the Borrower or the Operating Subsidiaries and, in each case, such Asset Sale Proceeds are applied as provided in such clauses (A), (B) or (C) above within 360 days following the receipt of such Asset Sale Proceeds, with the amount of such Asset Sale Proceeds unused after such 360-day period being applied to the Term Loans and Revolving II Credit Loans pursuant to Section 3.1.2. The Borrower shall, and shall cause SFAC or any direct or indirect any Subsidiary of SFAC to, immediately contribute or cause to be contributed all Net Cash Proceeds constituting Asset Sale Proceeds that are or may be required to be used to prepay the Term Loans and Revolving II Credit Loans pursuant to this clause (c) to the Special Purpose Subsidiary for deposit into the Asset Sale Proceeds Account.

           (d) Not later than three Business Days following the receipt by SFAC or any direct or indirect Subsidiary of SFAC of any Asset Sale Proceeds resulting from any sale or other disposition of any of the assets or Capital Stock of Metz, Mothers, Archway or any of their respective Subsidiaries pursuant to the penultimate paragraph of Section 7.2.12, the Borrower shall make a mandatory prepayment of the Term Loans and Revolving Credit Loans in an amount equal to the applicable percentage of such Asset Sale Proceeds as provided in Section 7.2.12, to be applied as provided in clause (b) of Section 3.1.2 or as required by Section 3.1 of the Revolving Credit Agreement.

           (e) Within 60 days following the receipt by the Borrower or any of its Subsidiaries of any Casualty Proceeds in excess of $1,000,000, the Borrower shall make a mandatory prepayment of the Term Loans and Revolving II Credit Loans in an amount equal to 100% of such Casualty Proceeds, to be applied as set forth in Section 3.1.2; provided, that no mandatory prepayment on account of Casualty Proceeds shall be required under this clause if the Borrower informs the Agents no later than 60 days following the occurrence of the Casualty Event resulting in such Casualty Proceeds of its or its Subsidiary's good faith intention to apply such Casualty Proceeds to the rebuilding or replacement of the damaged, destroyed or condemned assets or property and in fact uses such Casualty Proceeds to rebuild or replace the damaged, destroyed or condemned assets or property within 360 days following the receipt of such Casualty Proceeds, with the amount of such Casualty Proceeds unused after such 360 day period being applied to the Term Loans and Revolving II Credit Loans as set forth in Section 3.1.2.

           (f)  On the Stated Maturity Date and on each
     Quarterly Payment Date occurring during any period set forth below, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all
     Term Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable:
||

            Period                   Amount of Required
                                     Quarterly Principal
                                     Payment

     July 31, 1999 through (and
     including)
     October 31, 2000                             $434,375

     Stated Maturity Date                     $165,605,009

           (g)  Immediately upon any acceleration of the Stated
     Maturity Date of any Term Loans pursuant to Section 8.2 or
     Section 8.3, the Borrower shall repay in full the aggregate outstanding principal amount of all Term Loans.

Each prepayment of any Term Loans and Revolving II Credit Loans made pursuant to this Section shall be without premium or penalty, except as may be required by clause (a)(iv) of Section
3.1.1 or Section 4.4.

     SECTION III.1.2  Application.  Amounts prepaid shall be
applied as set forth in this Section 3.1.2.

           (a) Subject to clause (b) below, each prepayment or repayment of the principal of Term Loans and Revolving II Credit Loans shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, to the principal amount thereof being maintained as LIBO Rate Loans; provided, that mandatory prepayments of LIBO Rate Loans made pursuant to clauses (b), (c), (d), and (e) of
     Section 3.1.1, if not made on the last day of the Interest Period with respect thereto, shall, at the Borrower's option, so long as no Default has occurred and is continuing, be prepaid subject to the provisions of Section 4.4, or the amount required to be applied to the prepayment of LIBO Rate Loans (after application to any Base Rate Loans) shall be deposited with the Administrative Agent or another Lender as cash collateral for such Term Loans and Revolving II Credit Loans on terms reasonably satisfactory to the Administrative Agent (or such Lender) and thereafter shall be applied in the order of the Interest Periods next ending most closely to the date of receipt of the proceeds in respect of which such prepayment is required to be made and on the last day of each such Interest Period (together with a payment of all interest that is due on the last day of each such Interest Period pursuant to clause (d) of
     Section 3.2.3). After such application, unless an Event of Default shall have occurred and be continuing, any remaining interest earned on such cash collateral shall be paid to the Borrower.

           (b) Each voluntary prepayment of Term Loans and Revolving II Credit Loans and each mandatory prepayment of Term Loans and Revolving II Credit Loans made pursuant to clauses (b), (c), (d), and (e) of Section 3.1.1 shall be applied, to the extent of such prepayment, pro rata to a prepayment of the outstanding principal amount of all Term Loans and Revolving II Credit Loans until all such Term Loans and Revolving II Credit Loans have been paid in full, and, thereafter, to a reduction of the Revolving II Credit Commitment Amount, and once all Term Loans and Revolving II Credit Loans have been repaid in full and the Revolving II Credit Commitment Amount reduced to zero, all prepayments of Term Loans and Revolving II Credit Loans made pursuant to clauses (b), (c), (d) and (e) of Section 3.1.1 shall be applied to the repayment of any outstanding Revolving I Credit Loans and to cash collateralize Reimbursement Obligations in respect of Revolving Credit Letters of Credit.

           (c) With respect to any prepayment of Term Loans and Revolving II Credit Loans made pursuant to clause (b) of
     Section 3.1.1, the Administrative Agent will as soon as is practicable (but in any event no later than the date on which the Borrower has provided such prepayment to the Administrative Agent) provide notice of such prepayment to each Term Loan Lender and Revolving Credit Lender having outstanding Revolving II Credit Loans prior to the distribution of the funds from such prepayment, and each Term Loan Lender and Revolving Credit Lender having outstanding Revolving II Credit Loans will have the right to refuse any such prepayment by giving written notice of such refusal to the Administrative Agent within three Business Days after such Term Loan Lender's and Revolving Credit Lender's receipt of notice from the Administrative Agent of such prepayment (but in any event no later than one day prior to the date on which such prepayment is to be made), and the Borrower's obligation to prepay such Term Loan Lender's Term Loans and Revolving Credit Lender's Revolving II Credit Loans shall be discharged with the Administrative Agent's delivery of such notice to the Borrower and, to the extent received, the Administrative Agent shall promptly return to the Borrower any amounts received in respect of such Term Loan Lender's Term Loans and Revolving Credit Lender's Revolving II Credit Loans.

     SECTION III.2  Interest Provisions.  Interest on the
outstanding principal amount of Term Loans shall accrue and be payable in accordance with this Section 3.2.

     SECTION III.2.1  Rates.  Pursuant to an appropriately
delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Term Loans comprising a Borrowing accrue interest at a rate per annum:

           (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base
     Rate from time to time in effect plus the Applicable Term
     Loan Margin; and

           (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest
     Period plus the Applicable Term Loan Margin.

     All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

     SECTION III.2.2 Post-Maturity Rates. Upon the occurrence and continuance of (i) any Event of Default described in Section
8.1.1 or clauses (a) through (d) of Section 8.1.9 or (ii) any other Event of Default which shall remain uncured for thirty days (without giving effect to any grace period therefor), all Term Loans shall bear, and the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) thereon in arrears at a rate per annum equal to the rate that would otherwise be applicable to such Term Loans maintained as Base Rate Loans pursuant to Section 3.2.1 plus 5.0% on the last day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

     SECTION III.2.3  Payment Dates.  Interest accrued on each
Term Loan shall be payable, without duplication:

           (a)  on the Stated Maturity Date therefor;

           (b)  subject to the provisions of clause (a) of
     Section 3.1.2, on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Term Loan on the principal amount so paid or prepaid;

           (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Closing Date;

           (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest
     Period shall exceed three months, on the third-month anniversary of such Interest Period);

           (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the next Quarterly Payment Date; and

           (f)  on that portion of any Term Loans the Stated
     Maturity Date of which is accelerated pursuant to Section
     8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Term Loans or other monetary Obligations arising under this Agreement or any other Term Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION III.3 Fees. The Borrower agrees to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.

     SECTION III.3.1 Administration Fee. The Borrower agrees to pay to the Administrative Agent, for its own account, the annual administration fees referred to in the letter agreement, dated March 13, 1998, among SFC, the Revolving Credit Borrowers and the Administrative Agent with respect thereto.

     SECTION III.3.2 Deferred Fees. Subject to the occurrence of the Amendment No. 2 Effective Date, the Borrower agrees to pay to the Administrative Agent, for the account of each Term Loan Lender, deferred fees in the following amounts: (i) .25% of the principal amount of such Term Loan Lender's Term Loans outstanding on February 1, 2000, (ii) 1.00% of the principal amount of such Term Loan Lender's Term Loans outstanding on August 1, 2000 and (iii) 1.00% of the principal amount of such Term Loan Lender's Term Loans outstanding on January 30, 2001.

     SECTION III.3.3 Amendment Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Term Loan Lender, upon the later to occur of the Amendment No. 2 Effective Date and the Restatement Effective Date, an amendment fee in the amount of .50% of the principal amount of such Term Loan Lender's Term Loans.


                           ARTICLE IV


             CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION IV.1 LIBO Rate Lending Unlawful. If any Term Loan Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Term Loan Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law, in each case after the date upon which such Term Loan Lender shall have become a Term Loan Lender hereunder, makes it unlawful, or any central bank or other Regulatory Authority asserts, after such date, that it is unlawful, for such Term Loan Lender to make, continue or maintain any Term Loan as, or to convert any Term Loan into, a LIBO Rate Loan, the obligations of such Term Loan Lender to make, continue, maintain or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Term Loan Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans of such Term Loan Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion. Each Term Loan Lender agrees to promptly give notice to the Administrative Agent and the Borrower when the circumstances causing such suspension cease to exist.

     SECTION IV.2  Deposits Unavailable.  If the Administrative
Agent shall have determined that

           (a) with respect to any proposed LIBO Rate Loan, Dollar deposits in the relevant amount and for the relevant
     Interest Period are not generally available in the relevant market; or

           (b) by reason of circumstances affecting the relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO
     Rate Loans for the relevant Interest Period;

then, upon notice from the Administrative Agent to the Borrower and the Term Loan Lenders, the obligations of all Term Loan Lenders under Section 2.3 and Section 2.4 to make or continue after the relevant Interest Period any Term Loans as, or to convert any Term Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Term Loan Lenders that the circumstances causing such suspension no longer exist.

     SECTION IV.3 Increased LIBO Rate Loan Costs, etc. The Borrower agrees to reimburse each Term Loan Lender for any increase in the cost to such Term Loan Lender of, or any reduction in the amount of any sum receivable by such Term Loan Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Term Loans as, or of converting (or of its obligation to convert) any Term Loans into, LIBO Rate Loans (except for any increase taken into account in determining the LIBOR Reserve Percentage and except for increased capital costs and Taxes which are governed by Sections
4.5 and 4.6, respectively) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the date hereof of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Regulatory Authority. Such Term Loan Lender shall use all commercially reasonable efforts to promptly notify the Administrative Agent and the Borrower in writing within 90 days of the occurrence of any such event (which notice shall in any event be delivered no later than 120 days after the audited annual financial statements are reported for the fiscal year of such Term Loan Lender ended following the payment and performance in full of all Obligations, the termination of all Commitments and the expiration of all Revolving Credit Letters of Credit), such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Term Loan Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Term Loan Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION IV.4 Funding Losses. In the event any Term Loan Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Term Loan Lender to make, continue or maintain any portion of the principal amount of any Term Loan as, or to convert any portion of the principal amount of any Term Loan into, a LIBO Rate Loan) as a result of

           (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise;

           (b) any Term Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

           (c) any Term Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Term Loan Lender to the Borrower (with a copy to the Administrative Agent) (which notice such Term Loan Lender shall use all commercially reasonable efforts to deliver to the Borrower within 90 days of the occurrence of any such event and which notice shall in any event be delivered no later than 120 days after the annual audited financial statements are reported for the fiscal year of such Term Loan Lender ended following the payment and performance in full of all Obligations, the termination of all Commitments and the expiration of all Revolving Credit Letters of Credit), the Borrower shall, within five days of its receipt thereof, pay directly to such Term Loan Lender such amount as will (in the reasonable determination of such Term Loan Lender) reimburse such Term Loan Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION IV.5 Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Regulatory Authority, in each case occurring after the applicable Term Loan Lender becomes a Term Loan Lender hereunder, affects or would affect the amount of capital required or expected to be maintained by any Term Loan Lender or any Person controlling such Term Loan Lender, and such Term Loan Lender determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Term Loans made by such Term Loan Lender is reduced to a level below that which such Term Loan Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Term Loan Lender to the Borrower (which notice such Term Loan Lender shall use all commercially reasonable efforts to deliver to the Borrower within 90 days of the occurrence of any such event and which notice shall in any event be delivered no later than 120 days after the annual audited financial statements are reported for the fiscal year of such Term Loan Lender ended following the payment and performance in full of all Obligations, the termination of all Commitments and the expiration of all Revolving Credit Letters of Credit), the Borrower shall immediately pay directly to such Term Loan Lender additional amounts sufficient to compensate such Term Loan Lender or such controlling Person for such reduction in rate of return. A statement of such Term Loan Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall be sent by such Term Loan Lender to the Borrower and shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Term Loan Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION IV.6  Taxes.   (a)  All payments by the Borrower of
principal of, and interest on, or other amounts in respect of, the Term Loans and all other amounts payable hereunder (including fees) and the Term Notes shall be made free and clear of and without deduction for any Taxes, except to the extent that any such withholdings or deductions are required by applicable law, rule or regulations. In that event, the Borrower will

               (i) pay directly to the relevant authority the full amount of Taxes required to be so withheld or deducted;

               (ii) promptly forward to the Administrative Agent an official receipt or other documentation reasonably satisfactory to the Administrative Agent evidencing such payment to such authority; and

               (iii) if such Taxes are Covered Taxes, pay to the Administrative Agent for the account of the Term Loan Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Term Loan Lender will equal the full amount such Term Loan Lender would have received had no such withholding or deduction been required.

     In addition, if the Borrower, any Term Loan Lender, or the Administrative Agent is required by law at any time to pay any Covered Tax on, or calculated by reference to, any sum received or receivable by or on behalf of any Term Loan Lender or the Administrative Agent under this Agreement or any Notes, then (i) with respect solely to any such requirement with respect to a Term Loan Lender or the Administrative Agent, any applicable Term Loan Lender or the Administrative Agent shall, as promptly as practicable following such Person having notice of such requirement, give notice to the Borrower of such requirement and (ii) the Borrower shall, promptly after having received such notice, pay or procure the payment of such Covered Tax. If the Borrower pays any such Covered Taxes as required by the immediately preceding sentence, then the Borrower will promptly forward to the Administrative Agent an official receipt or other documentation reasonably satisfactory to the Administrative Agent evidencing such payment of Covered Taxes to the relevant taxing authority. Without prejudice to the preceding provisions, if the Administrative Agent or any Term Loan Lender is required by law to make any payment on account of Covered Taxes on or in relation to any sum received under this Agreement or any Note, or any liability for Covered Taxes in respect of any such sum is imposed, levied or assessed against any Term Loan Lender or the Administrative Agent, the Borrower will indemnify each such Term Loan Lender and the Administrative Agent for the full amount of Covered Taxes paid by such Term Loan Lender or the Administrative Agent (as the case may be), whether or not such Covered Taxes were correctly or legally asserted. Such indemnification shall be made within 30 days of the demand of the Term Loan Lender or the Administrative Agent therefor. In addition, if the Borrower fails to remit to the Administrative Agent, for the account of the respective Term Loan Lenders, the required receipts or other required documentary evidence of its payment of any Taxes, the Borrower shall indemnify the Administrative Agent and the Term Loan Lenders for any incremental Taxes, interest or penalties that may become payable by the Administrative Agent and any Term Loan Lender as a result of any such failure. For purposes of this Section 4.6, the transfer by the Administrative Agent or any Term Loan Lender to or for the account of any Term Loan Lender of any sum received from the Borrower on account of amounts required to be paid by the Borrower hereunder in respect of Covered Taxes imposed with respect to the recipient shall be deemed a payment by the Borrower of such amounts.

           (b) Each Term Loan Lender that is an original signatory to this Agreement and the Administrative Agent hereby severally (but not jointly) represent that, under applicable law and treaties in effect as of the date of the Term Loans, no United States federal income taxes will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to such Person in respect of this Agreement. Each Term Loan Lender that is an original signatory hereto (and each Person which becomes a Term Loan Lender by assignment, transfer or participation pursuant to Section 10.11 hereof) and the Administrative Agent (and each Person that becomes the Administrative Agent by appointment pursuant to Section 9.4 hereof), agrees severally (but not jointly) that, on or prior to the date of the Term Loans (or on or prior to the date of such assignment, transfer or appointment, as the case may be) it will in each case deliver to the Borrower and the Administrative Agent the following:

               (i) in the case of a Person other than a Non-U.S. Term Loan Lender, two copies of a statement certifying that such Person is a U.S. Person, which statement shall contain the address, if any, of such Person's office or place of business in the United States, and shall be signed by an authorized officer of such Person, together with two duly completed copies of United States Internal Revenue Service Form W-9 (or applicable successor form) (unless it establishes to the reasonable satisfaction of the Administrative Agent and the Borrower that it is otherwise eligible for an exemption from backup withholding tax or other applicable withholding tax), or

               (ii) in the case of a Non-U.S. Term Loan Lender, either (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or applicable successor form) certifying in each case that such Person is entitled to receive payments under this Agreement and the Notes payable to it without deduction or withholding of any United States federal income taxes and two duly completed copies of United States Internal Revenue Service Form W-8 or Form W-9 (or applicable successor form) or (B) in the case of an assignee Term Loan Lender that is not a bank within the meaning of Section 881(c)(3)(A) of the Code and that does not comply with the requirements of clause (i) hereof, then a statement in the form of statement in substantially the form of Exhibit M hereto (an Exemption Certificate) to the effect that such assignee Term Loan Lender is eligible for a complete exemption from withholding of United States withholding tax under Section 871(h) or
           Section 881(c) of the Code and two duly completed and signed original copies of Internal Revenue Service Form W-8.

     Each Person who delivers to the Borrower and the Administrative Agent a Form W-8, W-9, 1001 or 4224, or applicable successor form, pursuant to this clause, further undertakes to deliver to the Borrower and the Administrative Agent two further copies of said Form W-8, W-9, 1001, 4224, or applicable successor form, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, and such extensions or renewals thereof as may reasonably be requested by the Borrower, certifying that such Person is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless in any such case any change in law, rule, regulation, treaty or directive, or in the interpretation or application thereof (a Law Change), has occurred prior to the date on which any such delivery would otherwise be required, which Law Change renders any such form inapplicable or which would prevent such Person from duly completing and delivering any such form with respect to it.

           The Borrower shall not be required to indemnify any Non-U.S. Term Loan Lender, or pay any additional amounts to any Non-U.S. Term Loan Lender, in respect of United States Federal withholding tax pursuant to clause (a) above to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Term Loan Lender to comply with this clause (b); provided, however, that this clause (b) shall not limit the indemnity obligations of the Borrower to the Administrative Agent.

           Any Term Loan Lender claiming any indemnity payment or additional amounts payable pursuant to this Section 4.6 shall file any certificate or document reasonably requested in writing by the Borrower if the making of such a filing would avoid the need for or reduce the amount of any such indemnity payment or additional amount which may thereafter accrue and would not, in the determination of such Term Loan Lender, be otherwise disadvantageous to such Term Loan Lender.

           (c) The agreements in this Section shall survive the termination of this Agreement and the payment of the Term
     Notes and all other amounts payable hereunder.

     SECTION IV.7 Payments, Computations, etc. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Term Notes, or any other Term Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Term Loan Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 12:00 noon, New York City time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit on the day it has received (or is deemed to have received under the preceding sentence) in same day funds to each Term Loan Lender its share, if any, of such payments received by the Administrative Agent for the account of such Term Loan Lender. All interest (including interest on LIBO Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate), 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term Interest Period) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION IV.8 Sharing of Payments. If any Term Loan Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Section 4.3, 4.4, 4.5 or 4.6) in excess of its pro rata share of payments then or therewith obtained by all Term Loan Lenders, such Term Loan Lender shall purchase from the other Term Loan Lenders such participations in Borrowings made by them as shall be necessary to cause such purchasing Term Loan Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Term Loan Lender, the purchase shall be rescinded and each Term Loan Lender which has sold a participation to the purchasing Term Loan Lender shall repay to the purchasing Term Loan Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Term Loan Lender's ratable share (according to the proportion of

           (a) the amount of such selling Term Loan Lender's required repayment to the purchasing Term Loan Lender to

           (b)  total amount so recovered from the purchasing
     Term Loan Lender)

of any interest or other amount paid or payable by the purchasing Term Loan Lender in respect of the total amount so recovered.
The Borrower agrees that any Term Loan Lender so purchasing a participation from another Term Loan Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Term Loan Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Term Loan Lender receives a secured claim in lieu of a setoff to which this Section applies, such Term Loan Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Term Loan Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION IV.9 Setoff. Each Term Loan Lender shall, upon the occurrence and during the continuance of any Event of Default described in clauses (a) through (d) of Section 8.1.9 or, with the consent of the Required Term Loan Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of all Term Loan Obligations then due and payable to it (whether as a result of stated maturity, acceleration or otherwise) and after giving effect to the operation of Section 4.8, and (as security for such Term Loan Obligations) the Borrower hereby grants to each Term Loan Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Term Loan Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Term Loan Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Term Loan Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Term Loan Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Term Loan Lender may have.

     SECTION IV.10  Replacement of Term Loan Lenders.  Each Term
Loan Lender hereby severally agrees as set forth in this Section:

           (a) If any Term Loan Lender (a Subject Lender) makes demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to Section 4.3,
     4.5 or 4.6, or gives notice pursuant to Section 4.1 requiring a conversion of such Subject Lender's LIBO Rate Loans to Base Rate Loans, or if such Subject Lender defaults in its obligation to fund Borrowings hereunder, the Borrower may, within 90 days of receipt by the Borrower of such demand or notice (or the occurrence of such other event causing the Borrower to be required to pay such compensation), or the occurrence of such default, as the case may be, give notice (a Replacement Notice) in writing to the Syndication Agent and such Subject Lender of its intention to replace such Subject Lender with a financial institution designated in such Replacement Notice. If the Syndication Agent shall, in the exercise of its reasonable discretion and within 30 days of its receipt of such Replacement Notice, notify the Borrower and such Subject Lender in writing that the designated financial institution is reasonably satisfactory to the Syndication Agent (a Replacement Term Loan Lender), then such Subject Lender shall, subject to the payment of any amounts due pursuant to
     Section 4.4, assign, in accordance with Section 10.11.1, all of its Term Loans, Term Notes and other rights and obligations under this Agreement and all other Loan Documents to such Replacement Term Loan Lender; provided, however, that (i) such assignment shall be without recourse, representation or warranty (other than that such Term Loan Lender owns the Term Loans and Term Notes being assigned, free and clear of any Liens) and shall be on terms and conditions reasonably satisfactory to such Subject Lender and such Replacement Term Loan Lender and (ii) the purchase price paid by such Replacement Term Loan Lender shall be in the amount of such Subject Lender's Loans, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (other than the amounts demanded and unreimbursed under Sections 4.3, 4.5 and 4.6, which shall be payable upon demand by the Borrower), owing to such Subject Lender hereunder.


                           ARTICLE V

            CONDITIONS TO RESTATEMENT EFFECTIVENESS

     SECTION V.1  Effectiveness. This Agreement, and the
restatement of the Existing Term Loan Agreement by this Agreement, shall become effective upon the satisfaction of each of the conditions precedent set forth in this Section 5.1.

     SECTION V.1.1  Execution of Counterparts.  The Collateral
Agent shall have received counterparts of this Agreement, duly executed and delivered on behalf of the Borrower, each Term Loan
Lender, the Agents and the Collateral Agent.

     SECTION V.1.2 Resolutions, etc. The Collateral Agent shall have received from the Borrower and each other Obligor, as applicable, (i) a copy of a good standing certificate, dated a date reasonably close to the Restatement Effective Date, for each such Person and (ii) a certificate, dated the Restatement Effective Date and with counterparts for each Term Loan Lender, duly executed and delivered by such Persons Secretary or Assistant Secretary as to

           (a) resolutions of each such Persons Board of Directors then in full force and effect authorizing, to the extent relevant, the execution, delivery and performance of this Agreement, the Term Notes, each other Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

           (b) the incumbency and signatures of those of its officers or managing members authorized to act with respect to this Agreement, the Term Notes and each other Loan
     Document to be executed by such Person; and

           (c)  the full force and validity of each Organic
     Document of such Person and copies thereof,

upon which certificates each Agent, the Collateral Agent and Term Loan Lender may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary or other duly authorized representative of any such Person canceling or amending the prior certificate of such Person.

     SECTION V.1.3 Loan Documents. The Collateral Agent shall have received (i) the Revolving Credit Agreement, executed and delivered by an Authorized Officer of each Revolving Credit Borrower, and (ii) each other Loan Document required to be delivered pursuant to this Section 5.1, each executed and delivered by an Authorized Officer of each Obligor party thereto.

     SECTION V.1.4 Affirmation and Consent. The Collateral Agent shall have received an affirmation and consent in the form set forth as Exhibit O hereto, executed and delivered by an Authorized Officer of each of SFAC and SFAC New Holdings.

     SECTION V.1.5 Payment of Fees and Expenses. The Borrower hereby agree to pay and reimburse the Collateral Agent for all of its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and related documents, including all reasonable fees and disbursements of counsel to the Collateral Agent.

     SECTION V.1.6 Restatement Effective Date Certificate. The Collateral Agent shall have received, with counterparts for each Agent and Term Loan Lender, the Restatement Effective Date Certificate, dated as of the Restatement Effective Date, appropriately completed and duly executed and delivered by an Authorized Officer of the Borrower, in which certificates the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower. All documents and agreements required to be appended to the Restatement Effective Date Certificate shall be in form and substance satisfactory to the Syndication Agent.

     SECTION V.1.7 Perfection Certificate. The Collateral Agent shall have received a Perfection Certificate, dated as of the Restatement Effective Date, duly executed and delivered by an Authorized Officer of the Borrower.

     SECTION V.1.8 Opinions of Counsel. The Collateral Agent shall have received the following opinions, dated the Restatement
Effective Date and addressed to the Agents, the Collateral Agent and all Term Loan Lenders:

           (a) the executed legal opinion of Paul, Weiss, Rifkind, Wharton and Garrison, special New York counsel to the Parent and the Borrower, satisfactory in form and substance to the Collateral Agent and its counsel;

           (b) the executed legal opinion of David Schreibman, Vice President and General Counsel of the Parent and
     Borrower; and

           (c)  the executed legal opinions of local counsel
     (acceptable to the Collateral Agent) to the Obligors in each jurisdiction which the Collateral Agent may reasonably request, satisfactory in form and substance to the Collateral Agent and its counsel.

Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Collateral Agent may reasonably require.

     SECTION V.1.9 Conditions Precedent to Revolving Credit Agreement. The Collateral Agent shall have received evidence that each of the conditions precedent to the execution, delivery and effectiveness of the Revolving Credit Agreement and each other Revolving Credit Document required to be delivered pursuant to Section 6.1 of the Revolving Credit Agreement has been satisfied to the reasonable satisfaction of the Syndication Agent.

     SECTION V.1.10 Litigation. There shall exist no material litigation, proceedings or investigations, pending or threatened in writing, which (x) contests the consummation of the Restructuring or (y) could reasonably be expected to have a Material Adverse Effect.

     SECTION V.1.11 Material Adverse Change. Except as set forth in Item 6.6 (Material Adverse Change) of the Disclosure Schedule, since December 31, 1998, there has not occurred or arisen any event or condition which has had or is reasonably likely to have a Material Adverse Effect on the Borrower or its Subsidiaries or the consummation of the Restructuring.

     SECTION V.1.12 Consents and Approvals, etc. All governmental and third party approvals necessary or advisable in connection with each aspect of the Restructuring and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect or waived, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on any aspect of the Restructuring.

     SECTION V.1.13 Insurance. The Collateral Agent shall have received satisfactory evidence of the existence of insurance in compliance with Section 7.1.4 (including all endorsements included therein), and the Collateral Agent shall be named additional insured or loss payee, on behalf of the Lenders, in respect of all proceeds payable in respect of such insurance, pursuant to documentation reasonably satisfactory to the Collateral Agent.

     SECTION V.1.14 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Collateral Agent and its counsel; the Collateral Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Collateral Agent or its counsel may reasonably request.


                           ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES

     In order to induce the Term Loan Lenders and the Agents and the Collateral Agent to enter into this Agreement, the Borrower represents and warrants unto the Agents and the Collateral Agent and each Term Loan Lender as set forth in this Article VI.

     SECTION VI.1 Organization, etc. The Borrower and each of its Subsidiaries (other than Inactive Subsidiaries) is a corporation or other entity validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     SECTION VI.2  Due Authorization, Non-Contravention, etc.
The execution, delivery and performance by the Borrower of this Agreement and each other Loan Document executed or to be executed by it, the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it and the Borrower's and each such other Obligor's participation in the consummation of all aspects of the Restructuring, and the execution, delivery and performance by the Borrower and such other Obligor of the agreements executed and delivered in connection with the Restructuring are in each case within each such Persons corporate, partnership or limited liability company powers, have been duly authorized by all necessary corporate, partnership or limited liability company action, as the case may be, and do not

           (a)  contravene the Borrower's or any such Obligor's
     Organic Documents;

           (b) contravene any contractual restriction, law or Governmental Approval or Governmental Rule or court decree or order binding on or affecting the Borrower or any such Obligor, where such contravention, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

           (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's or any other Obligor's properties, except pursuant to the terms of a Loan Document.
     SECTION VI.3 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Regulatory Authority or other Person (other than those that have been, or on the Restatement Effective Date will be, duly obtained or made and which are, or on the Restatement Effective Date will be, in full force and effect) is required for the due execution, delivery or performance by the Borrower of this Agreement or the Term Notes or by the Borrower or any other Obligor of any other Loan Document to which it is a party. Neither the Borrower nor any other Obligor nor any of the Borrower's Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended, or a holding company, or a subsidiary company of a holding company, or an affiliate of a holding company or of a subsidiary company of a holding company, within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION VI.4 Validity, etc. This Agreement constitutes, and the Term Notes and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms; and each other Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, constitute the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms (except, in any case above, as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

     SECTION VI.5 Financial Information. All balance sheets, all statements of operations, shareholders' equity and cash flow and all other financial information of SFAC New Holdings and the Borrower and their respective Subsidiaries furnished pursuant to
Section 7.1.1 have been and will for periods following the Restatement Effective Date be prepared in accordance with GAAP consistently applied, and do or will present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended, except that quarterly financial statements need not include footnote disclosure and may be subject to ordinary year-end adjustment. No Inactive Subsidiary owns any material assets or any Capital Stock of any Subsidiary of the Borrower (other than the Capital Stock of another Inactive Subsidiary) or engages in any business or other activities of any nature whatsoever. The fair market value of all assets owned by Trocano does not exceed $500,000 in the aggregate.

     SECTION VI.6 No Material Adverse Change. Except as set forth in Item 6.6 (Material Adverse Effect) of the Disclosure Schedule, since December 31, 1998, there has been no material adverse change in the financial condition, operations, assets, business or properties of the Borrower and its Subsidiaries and the Revolving Credit Borrowers and their respective Subsidiaries, in each case taken as a whole.

     SECTION VI.7 Litigation, Labor Controversies, etc. There is no litigation, action, proceeding, or labor controversy pending, or to the knowledge of the Borrower, threatened in writing (a) affecting the Borrower or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect, except as disclosed in Item 6.7 (Litigation) of the Disclosure Schedule or (b) which would materially adversely affect the legality, validity or enforceability of this Agreement, any other Loan Document or the Restructuring.

     SECTION VI.8  Subsidiaries.  The Borrower has no
Subsidiaries, except those Subsidiaries

           (a)  which are identified in Item 6.8 (existing
     Subsidiaries) of the Disclosure Schedule; or

           (b) which are permitted to have been organized or acquired in accordance with Section 7.2.6 or 7.2.11.

     SECTION VI.9 Ownership of Properties. The Borrower and each of its Subsidiaries owns (a) in the case of owned real property, good and marketable fee title to, and (b) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to
Section 7.2.4.

     SECTION VI.10 Taxes. The Borrower and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be due and owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION VI.11 Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement or the Revolving Credit Agreement and prior to the date of the making of any Term Loan hereunder or any Revolving Credit Loan under the Revolving Credit Agreement, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension
Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower, any Subsidiary or any member of the Controlled Group of any material liability, fine or penalty other than such condition, event or transaction which would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in Item 6.11 (Employee Benefit Plans) of the Disclosure Schedule, the Borrower, nor any Subsidiary nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part
6 of Title I of ERISA.

     SECTION VI.12 Environmental Warranties. Except as set forth in Item 6.12 (environmental Matters) of the Disclosure
Schedule:
           (a) since the 1993 Fiscal Year, all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, and, at all times prior to the 1993 Fiscal Year, all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, to the best knowledge of the Borrower, owned or leased by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

           (b) since the 1993 Fiscal Year, there have been no past, and there are no pending or threatened, and, at all times prior to the 1993 Fiscal Year, there have been, to the best knowledge of the Borrower, no past, and there are no pending or threatened

               (i) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged material violation of any Environmental Law, or

               (ii)  complaints, notices or inquiries to the
           Borrower or any of its Subsidiaries regarding potential material liability under any Environmental
           Law;

           (c)  there have been no Releases of Hazardous
     Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

           (d) the Borrower and its Subsidiaries have been issued and are in material compliance with Governmental Approvals and Governmental Rules relating to environmental matters and necessary or desirable for their businesses;


           (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or, to the knowledge of the Borrower, proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

           (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

           (g) neither the Borrower nor any Subsidiary of the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location
     (i) which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or (ii) which is the subject of federal, state or local enforcement actions or other investigations which may reasonably be expected to lead to material claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

           (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect; and

           (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower or any Subsidiary which, with the passage of time, or the giving of notice or both, would give rise to material liability of the Borrower or any Subsidiary under any Environmental Law that could reasonably be expected to have a Material Adverse Effect.

     SECTION VI.13 Intellectual Property. The Borrower and its Subsidiaries owns and possesses or licenses (as the case may be) all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights necessary for the conduct of the businesses of the Borrower and its Subsidiaries as now conducted without, individually or in the aggregate, any infringement upon rights of other Persons, in each case except as would not reasonably be expected to result in a Material Adverse Effect and there is no individual patent, patent right, trademark, trademark right, trade name, trade name right, service mark, service mark right or copyright the loss of which would result in a Material Adverse Effect except as may be disclosed in Item 6.13 (Intellectual Property) of the Disclosure Schedule.

     SECTION VI.14 Regulations U and X. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Term Loans or Revolving Credit Loans will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION VI.15  Solvency.   The incurrence of the Existing
Term Loans under the Existing Term Loan Agreement and the Revolving Credit Loans under the Revolving Credit Agreement and the application of the proceeds of the Existing Term Loans on the Closing Date and Revolving Credit Loans will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the Bankruptcy Code (11 U.S.C.
? 101 et seq., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. On the Restatement Effective Date, after giving effect to the Restructuring, the Borrower and its Subsidiaries and the Revolving Credit Borrowers and their Subsidiaries, in each case taken as a whole, are Solvent.

     SECTION VI.16 Accuracy of Information. None of the factual information heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Agents, the Arranger or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby or thereby or with respect to the Restructuring, contains any untrue statement of a material fact, and none of the other factual information hereafter furnished in connection with this Agreement or any other Loan Document by the Borrower or any other Obligor to the Agents, the Arranger or any Lender will contain any untrue statement of a material fact on the date as of which such information is dated or certified and such factual information delivered prior to the date of execution and delivery of this Agreement (unless such information specifically relates to a prior date) does not, and such factual information hereafter furnished shall not on the date as of which such information is dated or certified, omit to state any material fact, necessary to make any information not misleading in light of the circumstances under which such information is furnished.

     SECTION VI.17  Seniority of the Obligations and Permitted
Indebtedness under the Subordinated Note Indenture.   (a)  Each
Subordinated Note Document (including the Subordinated Notes) constitutes the legal, valid and binding obligation of SFC enforceable against SFC in accordance with its terms. The subordination provisions of such Subordinated Note Document will be enforceable against the holders of the Subordinated Notes by the holder of any Senior Debt (as defined in the Subordinated
Note Indenture). All Obligations, including those to pay principal of and interest (including post-petition interest) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute Senior Debt (as defined in the Subordinated Note Indenture) and all such Obligations are entitled to the benefits of the subordination created by such Subordinated Note Document. The Borrower acknowledges that the Agents, the Documentation Agent, the Issuer and each Lender is entering into this Agreement and/or the Revolving Credit Agreement, as the case may be, and is extending its respective Commitments, in reliance upon the subordination provisions of such Subordinated Note Documents and this Section 6.17.

     (b) The Obligations hereunder and the other Loan Documents constitute Permitted Indebtedness as defined in the Subordinated
Note Indenture.

     SECTION VI.18  Special Purpose Subsidiary.

           (a) The capital of the Special Purpose Subsidiary is adequate for the business and undertakings of the Special
     Purpose Subsidiary.

           (b) Other than with respect to the ownership by the Borrower of the Capital Stock of the Special Purpose Subsidiary and the transfers of funds provided for in the Asset Sale Proceeds Account Agreement, the Special Purpose Subsidiary is not engaged in any business transactions with the Borrower or any of its Subsidiaries or Affiliates.
           (c) At least one director of the Special Purpose Subsidiary shall be an Independent Director.

           (d) The Special Purpose Subsidiary's funds and assets are not, and will not be, commingled with the funds of any other Person.

           (e) The bylaws of the Special Purpose Subsidiary require it to maintain (i) correct and complete minute books and records of account, and (ii) minutes of the meetings and other proceedings of its shareholders and board of directors.

           (f)  The shares of stock of the Special Purpose
     Subsidiary which have been pledged pursuant to the Borrower
     Pledge Agreement constitute all of the issued and outstanding shares of the Special Purpose Subsidiary.

     SECTION VI.19 Concentration and Deposit Accounts. Neither the Borrower nor any of its Subsidiaries maintains any Concentration Account with any financial institution other than a Concentration Account Bank. Item 6.19 (Concentration and Deposit Accounts) of the Disclosure Schedule sets forth a complete and accurate list of all Concentration Accounts and Deposit Accounts of the Borrower and its Subsidiaries.

     SECTION VI.20 Year 2000. Any reprogramming required to permit the proper functioning in and following the year 2000, of
(i) the Borrower's computer systems and equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by September 30, 1999, except where the failure to do so could not be reasonably expected to have a Material Adverse Effect. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower to conduct its business without Material Adverse Effect.


                          ARTICLE VII

                           COVENANTS

     SECTION VII.1 Affirmative Covenants. The Borrower agrees with the Agents, the Collateral Agent and each Lender that, until all Obligations have been paid and performed in full, the Commitments have terminated and the Revolving Credit Letters of Credit have (x) expired and been returned to the Issuer or (y) been cash collateralized to the reasonable satisfaction of the Collateral Agent and the Issuer, the Borrower will perform the obligations set forth in this Section 7.1.

     SECTION VII.1.1 Financial Information, Reports, Notices, etc. The Borrower will furnish, or will cause to be furnished, to each Agent, the Collateral Agent and each Lender copies of the following financial statements, reports, notices and information (except, in the case of non-public information, as any such Lender shall have notified the Borrower and the Administrative Agent in writing that such Lender shall not be furnished with such financial statements, reports, notices and information):

           (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, unaudited consolidated and consolidating balance sheets of the Borrower and its Subsidiaries (including the Special Purpose Subsidiary) as of the end of such Fiscal Quarter, together with the related unaudited consolidated and consolidating statements of operations, changes in stockholder's equity and cash flow of the Borrower and its Subsidiaries (including the Special Purpose Subsidiary) for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, setting forth the comparative amounts for the corresponding Fiscal Quarter and portion of the previous Fiscal Year to the extent required to be included on financial statements to be filed on a Form 10-Q filed with the SEC, certified by the chief financial or accounting Authorized Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments) and, in respect of the consolidating financial statements, when considered in conjunction with the related consolidated financial statements, taken as a whole;

           (b) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the annual audited consolidated and unaudited consolidating financial statements for such Fiscal Year for SFAC New Holdings and the Borrower and their respective Subsidiaries (including the Special Purpose Subsidiary), including therein a consolidated and consolidating balance sheet of SFAC New Holdings and the Borrower and their respective Subsidiaries (including the Special Purpose Subsidiary) as of the end of such Fiscal Year, together with the related consolidated and consolidating statements of operations, changes in stockholder's equity and cash flow of SFAC New Holdings and the Borrower and their respective Subsidiaries (including the Special Purpose Subsidiary) for such Fiscal Year, in each case (i) in respect of the annual audited financial statements, as audited (without any Impermissible Qualification) by KPMG Peat Marwick, or any other internationally recognized firm of independent certified public accountants constituting one of the "Big Six" accounting firms or another internationally recognized firm of independent certified public accountants acceptable to the Required Term Loan Lenders and the Required Revolving Credit Lenders, together with a certificate from such accountants as to whether, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and (ii) in respect of the annual unaudited consolidating financial statements, certified by the chief financial or accounting Authorized Officer of the Borrower as being fairly stated in all materials respects (subject to normal year-end adjustments) when considered in conjunction with the related consolidated financial statements, taken as a whole;

           (c) as soon as available and in any event within 45 days after the end of each month in each Fiscal Year of the Borrower the unaudited consolidated and consolidating balance sheets of the Borrower and its Subsidiaries (including the Special Purpose Subsidiary) and each Revolving Credit Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited (i) consolidated and consolidating statements of operations of the Borrower and its Subsidiaries (including the Special Purpose Subsidiary) and each Revolving Credit Borrower and its consolidated Subsidiaries for such month and the portion of the Fiscal Year through the end of such month, and (ii) statements of changes in stockholder's equity and cash flows of the Borrower and its Subsidiaries (including the Special Purpose Subsidiary) and each Revolving Credit Borrower and its consolidated Subsidiaries for the portion of the Fiscal Year through the end of such month, certified by the chief financial or accounting Authorized Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments);

           (d) concurrently with the delivery of the financial statements referred to in clauses (a) and (b), a certificate executed by the chief financial or accounting Authorized Officer of the Borrower stating that, to the best of such Authorized Officer's knowledge, each Obligor during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Authorized Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

           (e)(i) not later than thirty days prior to the end of each Fiscal Year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries (including the Special Purpose Subsidiary) for the succeeding Fiscal Year, and (ii) not later than fifteen days following the end of each Fiscal Year of the Borrower, a copy of the consolidating projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries (including the Special Purpose Subsidiary) for the succeeding Fiscal Year, such projections and consolidating projections to be accompanied by a certificate of the chief financial or accounting Authorized Officer of the Borrower to the effect that such projections and consolidating projections have been prepared in good faith on the basis of reasonable assumptions and that such Authorized Officer has no reason to believe they are incorrect or misleading in any material respect;

           (f) promptly upon consummating any Acquisition the total consideration for which exceeds $10,000,000, a certificate of the chief financial or accounting Authorized Officer of the Borrower (i) certifying that the representations and warranties set forth in Section 6.7 and
     Section 6.12 shall be true and correct in all material respects after giving effect to any such Acquisition on and as of the date of the Acquisition as if made on and as of such date, (ii) certifying that no Default or Event of Default has occurred and is continuing after giving effect to any such transaction and (iii) demonstrating in reasonable detail the computations and assumptions used to determine whether the Borrower is in compliance with Section
     7.2.5 and clause (h) of Section 7.2.6 as of the end of the most recently ended Fiscal Quarter prior to such Acquisition after giving pro forma effect to the consummation of such Acquisition and any debt incurred or committed to be incurred in connection with such purchase;

           (g) together with the delivery of the financial information required pursuant to clauses (a) and (b), a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Agents) compliance with the financial covenants set forth in
     Section 7.2.5;

           (h) as soon as possible and in any event within three days after the Borrower or any of its Subsidiaries obtains knowledge of the occurrence of a Default, a statement of the chief executive, financial or accounting Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

           (i) as soon as possible and in any event within three Business Days after the Borrower or any of its Subsidiaries obtains knowledge of (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy of the type and materiality described in Item 6.7 (Litigation) of the Disclosure Schedule, or (y) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Item 6.7 (Litigation) of the Disclosure Schedule, notice thereof and, to the extent the Administrative Agent reasonably requests, copies of all documentation relating thereto;

           (j) promptly after the sending or filing thereof, copies of all reports and registration statements which SFAC New Holdings or the Borrower or any of their respective Subsidiaries files with the SEC or any national securities exchange;

           (k) immediately upon becoming aware of (i) the institution of any steps by the Borrower, any Subsidiary of the Borrower or any other Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower or any Subsidiary of the Borrower of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

           (l) promptly upon receipt thereof, copies of all detailed management letters submitted to SFAC New Holdings or the Borrower by the independent public accountants referred to in clause (b) in connection with each audit made by such accountants of the books of SFAC New Holdings or the Borrower or any Subsidiary (including the Special Purpose Subsidiary);

           (m) copies of all material notices delivered or received by any Obligor pursuant to any Management
     Agreement, SFAC Stockholders Agreement, Tax Sharing
     Agreement, Financing Document or any Receivables Purchase
     Document;

           (n) any development or event which would be likely to have a Material Adverse Effect; and

           (o) such other information respecting the condition or operations, financial or otherwise, of the Parent or the Borrower or any of its Subsidiaries (including the Special Purpose Subsidiary) as any Lender through the Administrative Agent may from time to time reasonably request (including information and reports from the chief financial or accounting Authorized Officer of the Borrower, in such detail as any Agent, the Collateral Agent or any Lender through the Administrative Agent may reasonably request, with respect to the terms of and information provided pursuant to the Compliance Certificate).

     SECTION VII.1.2 Compliance with Laws, etc. The Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all Governmental Approvals and Governmental Rules of any Regulatory Authority except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, such compliance to include (without limitation):

           (a)  the maintenance and preservation of the
     Borrower's and its Subsidiaries corporate existence and qualification as foreign corporations, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and

           (b) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION VII.1.3 Maintenance of Properties. Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, the Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any such property is no longer economically desirable.

     SECTION VII.1.4 Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and with such provisions and endorsements as the Agents and the Collateral Agent may reasonably request, and will, upon request of the Agents and the Collateral Agent, furnish to the Agents and the Collateral Agent and each Lender a certificate of the chief financial or accounting Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

     SECTION VII.1.5 Books and Records. The Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Agents and the Collateral Agent and each Lender or any of their respective representatives, at reasonable times and intervals, and, so long as no Default has occurred and is continuing, upon reasonable prior notice, to visit all of its offices, to discuss its financial matters with its officers and, upon reasonable prior notice to the Borrower and in the presence of one or more Authorized Officers of the Borrower (whose attendance at such discussion cannot be unreasonably refused), its independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss under such conditions the Borrower's financial matters with each Lender or its representatives and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. No Agent nor the Collateral Agent nor any Lender shall have any responsibility for the payment of any fees of such independent public accountant incurred in connection with any Agent's, the Collateral Agent's or any Lender's exercise of its rights pursuant to this Section.

     SECTION VII.1.6 Environmental Covenant. The Borrower will, and will cause each of its Subsidiaries to,

           (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws in each case except where the failure to comply with the terms of this clause could not reasonably be expected to have a Material Adverse Effect;

           (b) promptly notify the Agents and the Collateral Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws which relate to environmental matters which would have, or would reasonably be expected to have, a Material Adverse Effect, and promptly cure and have dismissed with prejudice any material actions and proceedings relating to compliance with Environmental Laws, except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books;

           (c) provide such information and certifications which the Agents and the Collateral Agent may reasonably request from time to time to evidence compliance with this
     Section 7.1.6; and

           (d) prior to acquiring any ownership or leasehold interest in any bakery or production facility, processing or packaging plant or facility or other parcel of real property having a value as determined in good faith by the Collateral Agent in excess of $15,000,000 in respect of which the Borrower or the relevant Subsidiary has obtained a written environmental assessment by an environmental consulting firm of recognized standing (an Environmental Assessment), (i) provide the Agents and the Collateral Agent with a complete copy of such Environmental Assessment as soon as possible after the Borrower's receipt thereof (but in no event less than five days prior to such Acquisition) and (ii) if requested by any Agent or the Collateral Agent, consult with and make the environmental consulting firm available to consult with any Agent or Collateral Agent concerning the results of such Environmental Assessment.

     SECTION VII.1.7  Additional Collateral.

           (a) If after the Closing Date, the Borrower acquires any property (other than Sold Receivables but including, without limitation, the Capital Stock of any Person) in which the Collateral Agent does not have a first-perfected security interest pursuant to the Security Documents, the Borrower shall promptly notify the Agents and the Collateral Agent of such acquisition and, upon the reasonable request of any Agent or the Collateral Agent, shall execute and deliver to the Agents and the Collateral Agent not later than 45 days following such request such documents and instruments (including, without limitation, security agreements and pledge agreements), and take such action (including, without limitation, the filing of financing statements under the U.C.C. in the relevant jurisdictions and the delivery of stock certificates and instruments), as any Agent or the Collateral Agent, may reasonably request in order to grant to the Collateral Agent, as collateral security for the Term Loan Obligations, a first perfected security interest in such property of the Borrower, subject to the Liens permitted by Section 7.2.4.

           (b) If after the Closing Date, any Subsidiary of the Borrower (other than a Controlled Foreign Subsidiary) acquires any property (other than Sold Receivables but including, without limitation, the Capital Stock of any Person) in which the Collateral Agent does not have a first-perfected security interest pursuant to the Security Documents, the Borrower shall promptly notify the Agents and the Collateral Agent of such acquisition and, upon the reasonable request of any Agent or the Collateral Agent, shall cause such Subsidiary to execute and deliver to the Agents and the Collateral Agent not later than 45 days following such request such documents and instruments (including, without limitation, security agreements and pledge agreements) and take such action (including, without limitation, the filing of financing statements under the U.C.C. in the relevant jurisdictions and the delivery of stock certificates and instruments) as any Agent may reasonably request in order to grant to the Collateral Agent, as collateral security for the Revolving Credit Obligations and such Subsidiary's obligations under the Subsidiary Guaranty, a first perfected security interest in such property of such Subsidiary, subject to the Liens permitted by Section 7.2.4.

           (c) If after the Closing Date, the Borrower or any of its Subsidiaries acquires or creates any new Subsidiary, the Borrower shall promptly notify the Agents and the Collateral Agent of such acquisition or creation and, not later than 45 days thereafter, shall, (i) if such Subsidiary is not a Controlled Foreign Subsidiary, cause such new Subsidiary to execute and deliver to the Agents and the Collateral Agent, with counterparts for each Revolving Credit Lender, a Subsidiary Guaranty and, if such new Subsidiary owns any Capital Stock of any other Subsidiary or Person, the Revolving Credit Pledge Agreement in order to pledge such Capital Stock and to execute and deliver to the Collateral Agent a Revolving Credit Security Agreement and, if applicable, a Revolving Credit Copyright Security Agreement, a Revolving Credit Patent Security Agreement and/or a Revolving Credit Trademark Security Agreement, (ii) if such Subsidiary is not a Controlled Foreign Subsidiary, deliver to the Collateral Agent, the Capital Stock of such new Subsidiary, or cause the Subsidiary of the Borrower that owns such Capital Stock to deliver such Capital Stock to the Collateral Agent, to be held by it pursuant to the applicable Stock Agreement and (iii) if such Subsidiary is a Controlled Foreign Subsidiary and is not itself owned by a Controlled Foreign Subsidiary, deliver to the Collateral Agent 65% of the Capital Stock of such new Subsidiary or cause the Subsidiary of the Borrower that owns such Capital Stock to deliver 65% of such Capital Stock to the Collateral Agent to be held by it pursuant to the applicable Pledge Agreement.

           (d) As and when required from time to time pursuant to clause (a) or (b) with respect to real properties required to be mortgaged pursuant to clause (a) or (b) (the
     Section 7.1.7 Properties), the Borrower shall, and shall cause each of the Subsidiaries of the Borrower required to mortgage a Section 7.1.7 Property to, execute and deliver to the Agents and the Collateral Agent, for the benefit of the Term Loan Lenders or the Revolving Credit Lenders, as the case may be, a mortgage or leasehold mortgage (as appropriate), in form and substance substantially identical to the Mortgage or Revolving Credit Mortgage, as the case may be (with such changes thereto as are advised by local counsel to the Collateral Agent as appropriate for the laws of the relevant state) encumbering, as collateral security for the Term Loan Obligations and the Revolving Credit Obligations (and such Subsidiary's obligations under the Subsidiary Guaranty), as the case may be, the relevant
     Section 7.1.7 Property and in connection therewith, upon the reasonable request of any Agent or the Collateral Agent, the Agents and the Collateral Agent shall have received each of the following:

               (i) Maps or plans of an as-built survey of the sites of the property covered by each such mortgage or leasehold mortgage certified to the Agents and the Collateral Agent and the title insurance company (the Title Insurance Company) referred to in clause (ii) below in a manner reasonably satisfactory to them, dated a date reasonably satisfactory to the Collateral Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Collateral Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance with the minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and mapping in 1992 (and shall constitute a Class A survey thereunder), and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (B) the lines of streets abutting the sites and width thereof; (C) all access and other easements appurtenant to the sites or necessary or desirable to use the sites; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the building structures and improvements on the sites; and (F) if the site is described as being on a filed map, a legend relating the survey to said map.

               (ii) With respect to each parcel covered by each such mortgage or leasehold mortgage a mortgagee's title policy (or policies) or marked up unconditional binder for such insurance dated the date such mortgage or leasehold mortgage is recorded; each such policy shall (A) be in an amount not less than 110% and not greater than 125% of the fair market value (as agreed upon by the Borrower and the Collateral Agent) of the property covered by such policy; (B) be issued at ordinary rates; (C) insure that such mortgage or leasehold mortgage insured thereby creates a valid first mortgage Lien on such parcel free and clear of all defects and encumbrances, except such as may be approved by the Collateral Agent (such approval not to be unreasonably withheld) and except for Liens permitted by Section 7.2.4; (D) name the Collateral Agent for the benefit of the Revolving Credit Lenders as the insured thereunder;
           (E) be in the form of ALTA Loan Policy - 1990; (F) contain such obtainable endorsements and affirmative coverage as the Agents and the Collateral Agent may reasonably request (provided that such endorsements and affirmative coverage shall not include zoning or usury endorsements); and (G) be issued by First American Title Insurance Company, with coinsurers or reinsurers at the option of and reasonably satisfactory to the Collateral Agent. In addition, the Collateral Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of each such policy, and all charges for mortgage recording taxes, if any, have been paid.

               (iii) With respect to any parcel of improved real property encumbered by any such mortgage or leasehold mortgage that is within a federally designated flood zone, if requested by any Agent or the Collateral Agent, (A) a policy of flood insurance which (1) covers such parcel, (2) is written in an amount not less than the outstanding principal amount of the indebtedness secured by such mortgage or leasehold mortgage which is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property, whichever is less, and (3) has a term ending not later than the maturity of the indebtedness secured by such mortgage or leasehold mortgage and (B) confirmation that the Subsidiary of the Borrower delivering such mortgage or leasehold mortgage has received the notice required pursuant to
           Section 208(e)(3) of Regulation H of the Board.

               (iv) To the extent required by applicable law, with respect to each parcel of real property covered by any such mortgage or leasehold mortgage, a valuation letter or appraisal complying with the requirements of the Financial Institution Reform, Recovery and Enforcement Act of 1989 and otherwise in form and substance reasonably satisfactory to the Collateral Agent.

               (v) If requested by any Agent or the Collateral Agent with respect to a leasehold mortgage, use best efforts to obtain, as soon as reasonably practicable after such request, a consent to such leasehold mortgage from the owner(s) of the underlying real property and leases, if any, in form and substance satisfactory to the Collateral Agent; provided that such best efforts shall not include the payment of any consideration other than payment of legal fees and expenses of such owner(s).

               (vi)  If requested by the Agents and the
           Collateral Agent, cause to be delivered to the Agents and the Collateral Agent an opinion of counsel with respect to the matters referred to above and satisfactory in all respects to the Collateral Agent.

     SECTION VII.1.8  [Intentionally Omitted].

     SECTION VII.1.9  [Intentionally Omitted].

     SECTION VII.1.10  Independent Corporate Existence.  The
Borrower agrees for itself and each of its Subsidiaries
(including the Special Purpose Subsidiary), as follows:

           (a) The Articles of Incorporation of the Special Purpose Subsidiary shall at all times include provisions requiring that (i) the Board of Directors of the Special Purpose Subsidiary must at all times include at least one Independent Director and (ii) any decision by the Special Purpose Subsidiary to commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Special Purpose Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property or consenting to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or the making of a general assignment for the benefit of its creditors shall require the approval of the Independent Director of the Special Purpose Subsidiary, together with such other members of the Board of Directors of the Special Purpose Subsidiary as required by the Organic Documents of the Special Purpose Subsidiary.

           (b) The Board of Directors of the Special Purpose Subsidiary shall at all times include at least one Independent Director and the Special Purpose Subsidiary shall consult (as to the satisfaction of the criteria set forth in the definition of Independent Director) with the Syndication Agent in selecting any such Independent Director.

           (c) The Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, books, records and accounts that are separate from the books, records and accounts of the Parent or any of its Subsidiaries (other than the Borrower and its Subsidiaries) such that: (i) the revenues of the Borrower and its Subsidiaries will be credited to the accounts of the Borrower and its Subsidiaries only; (ii) all expenses incurred by the Borrower and its Subsidiaries shall be paid only from the accounts of the Borrower and its Subsidiaries (other than those paid by the Parent and allocated to the Borrower in the manner set forth in clause (g) of this Section); (iii) only officers and employees of the Borrower and its Subsidiaries in their capacity as such shall have the authority to make disbursements with respect to the accounts of the Borrower and its Subsidiaries; (iv) there shall occur no sharing of accounts or funds (other than cash deposits with insurers) between the Borrower and its Subsidiaries, on the one hand, and the Parent or any of its Subsidiaries (other than the Borrower and its Subsidiaries), on the other hand; and (v) all cash and funds of the Borrower and its Subsidiaries shall be managed separately from the cash and funds (other than cash deposits with insurers) of the Parent or any of its Subsidiaries (other than the Borrower and its Subsidiaries), and there shall not occur any commingling, including the investment purposes, of funds or assets of the Borrower and its Subsidiaries with the funds or assets of the Parent or any of its Subsidiaries (other than the Borrower and its Subsidiaries).

           (d) Each Form 10-Q and Form 10-K of SFAC New Holdings and the Borrower and their respective Subsidiaries that is filed with the Securities and Exchange Commission (or any substitute or successor form) shall include a note clearly stating that the Borrower and its Subsidiaries (including the Special Purpose Subsidiary) are separate corporate entities and that their respective assets and the assets of their respective Subsidiaries are available first and foremost to satisfy the claims of the creditors of the Borrower and such Subsidiaries.

           (e) All full-time employees of the Borrower and its Subsidiaries in such capacity shall, as the need arises, identify themselves as such and not as employees of the Parent or any of its Subsidiaries (other than the Borrower and its Subsidiaries).

           (f) All full-time employees, consultants and agents of the Borrower and its Subsidiaries shall be compensated directly from the bank accounts of the Borrower and such Subsidiaries for services provided by such employees, consultants and agents and, to the extent any employee, consultant or agent is also an employee, consultant or agent of the Parent or any of its Subsidiaries (other than the Borrower and its Subsidiaries), the compensation of such employee, consultant or agent shall be allocated in accordance with clause (g) of this Section 7.1.10 among the Borrower and its Subsidiaries, on the one hand, and the Parent and any of its Subsidiaries (other than the Borrower and its Subsidiaries), on the other hand, on a basis which reasonably reflects the services rendered to the Borrower and its Subsidiaries.

           (g) All overhead expenses (including telephone and other utility charges) for items shared by the Borrower and its Subsidiaries, on the one hand, and the Parent or any of its Subsidiaries (other than the Borrower and its Subsidiaries), on the other hand, shall be allocated on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use.

     SECTION VII.1.11 Asset Sale Proceeds Contribution and Deposit. Immediately upon receipt of Asset Sale Proceeds, the Borrower shall contribute, and shall cause the Parent or the relevant Subsidiary of the Borrower to contribute to the Borrower and the Borrower shall in turn contribute, all such Asset Sale Proceeds to the Special Purpose Subsidiary and, immediately upon receipt thereof, cause the Special Purpose Subsidiary to deposit the amount of such contribution into the Asset Sale Proceeds Account.

     SECTION VII.1.12  Establishment and Administration of
Accounts.

           (a)  The Borrower and its Subsidiaries shall
     establish and maintain Concentration Accounts pursuant to Concentration Account Agreements in the name of the Collateral Agent for the benefit of the Term Loan Lenders with the Concentration Account Banks. The Borrower and its Subsidiaries shall have the right to collect and shall, promptly upon receipt thereof, deposit in its respective Concentration Accounts all monies that constitute cash, checks, notes, drafts, bills of exchange, money orders or funds received by the Borrower or any of its Subsidiaries in the ordinary course of business on deposit in any Deposit Account or otherwise and that constitute proceeds of Collateral in precisely the form in which received (but with any endorsements of the Borrower or any of its Subsidiaries necessary for deposit or collection). Any amounts which are required to be paid to the Collateral Agent hereunder which are not proceeds of Collateral shall be paid directly to the Collateral Agent and not deposited in a Deposit Account. At the close of business on each Business Day, the Borrower shall, and shall cause each of its Subsidiaries to, transfer, or cause to be transferred, all funds on deposit in all Deposit Accounts aggregating in excess of $1,500,000 to a Concentration Account of the Borrower or such Subsidiary in accordance with the terms of the Concentration Account Agreements.

           (b) At the close of business on each Business Day, the Borrower shall, and shall cause each of its Subsidiaries to, transfer all funds on deposit in all Concentration Accounts to the Collateral Account in accordance with the terms of the Concentration Account Agreements. The Collateral Account shall be subject to the terms of the Collateral Account Agreement and shall be under the sole dominion and control of the Collateral Agent, and the Collateral Agent shall have the sole right of withdrawal over the Collateral Account; provided, however, that so long as no Default of the type described in clauses (a) through
     (d) of Section 8.1.9 or any Event of Default shall have occurred and be continuing, the Borrower may at any time withdraw funds on deposit in the Collateral Account for use in any lawful manner not inconsistent with this Agreement or any other Loan Document. Upon the occurrence of any Default of the type described in clauses (a) through (d) of Section
     8.1.9 or any Event of Default, the Borrower shall immediately give notice thereof to the Administrative Agent and the Collateral Agent. Any term or provision of this clause (b) to the contrary notwithstanding, upon delivery of a certificate, certified by the chief financial or accounting Authorized Officer of the Borrower, to the Agents and the Collateral Agent in accordance with Section 3 of the Collateral Account Agreement, the Borrower shall be permitted to make withdrawals from the Collateral Account during the continuance of any such Default or Event of Default solely for (i) working capital purposes of the Borrower and its Subsidiaries, (ii) maintenance Capital Expenditures in an aggregate amount during the continuance of any such Default or Event of Default not to exceed $2,500,000 or (iii) other purposes as may be approved by the Collateral Agent.

           (c) The Borrower shall cause the Special Purpose Subsidiary to establish and maintain the Asset Sale Proceeds Account pursuant to the Asset Sale Proceeds Account Agreement in the name of the Collateral Agent for the benefit of the Revolving Credit Lenders with the Collateral Agent. Promptly upon receipt thereof, the Borrower shall contribute, and shall cause the Parent or the relevant Subsidiary of the Borrower to contribute to the Borrower and the Borrower shall in turn contribute to the Special Purpose Subsidiary, and shall cause the Special Purpose Subsidiary to deposit in such Asset Sale Proceeds Account, all Asset Sale Proceeds received by the Parent, the Borrower and its Subsidiaries. In addition, at any time that the amount on deposit in the Collateral Account exceeds $14,000,000, the Borrower shall transfer, or cause to be transferred, any such excess amount to the Asset Sale Proceeds Account.

           (d) The Asset Sale Proceeds Account shall be subject to the terms of the Asset Sale Proceeds Account Agreement and shall be under the sole dominion and control of the Collateral Agent and the Collateral Agent shall have the sole right of withdrawal over the Asset Sale Proceeds Account; provided, however, that so long as no Default of the type described in clauses (a) through (d) of Section
     8.1.9 or any Event of Default shall have occurred and be continuing, the Borrower may direct the Special Purpose Subsidiary to withdraw and deliver to the Borrower amounts on deposit in the Asset Sale Proceeds Account to fund Acquisitions or Capital Expenditures by the Borrower or for working capital purposes of the Borrower upon delivery of a certificate to the Agents and the Collateral Agent in accordance with Section 3 of the Asset Sale Proceeds Account Agreement detailing the application of such amounts. Upon the occurrence of any Default of the type described in clauses (a) through (d) of Section 8.1.9 or any Event of Default, the Borrower shall immediately give notice thereof to the Administrative Agent and the Collateral Agent. Any term or provision of this clause (d) to the contrary notwithstanding, upon delivery of a certificate, certified by the chief financial or accounting Authorized Officer of the Borrower, to the Agents and the Collateral Agent in accordance with Section 3 of the Asset Sale Proceeds Account Agreement, the Borrower shall be permitted to make withdrawals from the Asset Sale Proceeds Account during the continuance of any such Default or Event of Default solely for (i) working capital purposes of the Borrower and its Subsidiaries, (ii) maintenance Capital Expenditures in an aggregate amount during the continuance of any such Default or Event of Default not to exceed $2,500,000 or (iii) other purposes may be approved by the Collateral Agent.

           (e) The Borrower shall instruct the Administrative Agent or other Concentration Account Bank to invest funds on deposit in any Concentration Account, the Collateral Account and the Asset Sale Proceeds Account at all times in Cash Equivalent Investments. Pursuant to the Borrower Pledge Agreement, the Borrower shall pledge and assign to the Collateral Agent and grant to the Collateral Agent a security interest, for the benefit of the Agents, the Collateral Agent and the Term Loan Lenders, in each Concentration Account and the Collateral Account and all funds from time to time deposited therein, including, without limitation, all Cash Equivalent Investments. Pursuant to a Subsidiary Pledge Agreement, the Borrower shall cause the Special Purpose Subsidiary to pledge and assign to the Collateral Agent and grant to the Collateral Agent a security interest, for the benefit of the Agents, the Collateral Agent and the Revolving Credit Lenders, in the Asset Sale Proceeds Account and all funds from time to time deposited therein, including, without limitation, all Cash Equivalent Investments.

           (f)  The Borrower agrees to pay any and all
     reasonable fees, costs and expenses which any Agent incurs in connection with establishing and maintaining the Collateral Account and the Asset Sale Proceeds Account or any similar payment collection mechanism for the Borrower, the Special Purpose Subsidiary and its other Subsidiaries and depositing for collection any check or item of payment received by and/or delivered to the Administrative Agent on account of the Obligations.

     SECTION VII.1.13 Special Purpose Subsidiary. The Borrower agrees with the Agents, the Collateral Agent and each Lender that, until all Obligations have been paid and performed in full, the Commitments have terminated and the Revolving Credit Letters of Credit have (x) expired or been returned to the Issuer or (y) been cash collateralized to the reasonable satisfaction of the Collateral Agent and the Issuer, the Borrower will, and will cause the Special Purpose Subsidiary to, perform the obligations set forth in this Section 7.1.13.

           (a) The Special Purpose Subsidiary shall conduct its business solely in its own name through its duly Authorized Officers or agents so as not to mislead others as to the identity of the entity with which those Authorized Officers or agents are connected, and particularly will avoid the appearance of conducting business on behalf of the Parent, the Borrower or any Affiliate thereof or that the assets of the Special Purpose Subsidiary, other than funds on deposit in the Asset Sale Proceeds Account, are available to pay the creditors of the Parent, the Borrower or any Affiliate thereof. Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of the Special Purpose Subsidiary.

           (b) The Special Purpose Subsidiary shall maintain corporate records and books of account separate from those of the Parent, the Borrower and the Affiliates thereof at the address designated herein for receipt of notices, unless the Special Purpose Subsidiary shall otherwise advise the parties hereto in writing.

           (c) The Special Purpose Subsidiary shall obtain proper authorization from its board of directors of all corporate actions requiring such authorization. Meetings of the board of directors will be held at least three times per annum and copies of the minutes of each such board meeting shall be delivered to the Agents within two weeks of such meeting.

           (d) The Special Purpose Subsidiary shall obtain proper authorization from its shareholders of all corporate action requiring shareholder approval. Meetings of the shareholders of the Special Purpose Subsidiary shall be held not less frequently than one time per annum and copies of each such authorization and the minutes of each such shareholder meeting shall be delivered to Agents within two weeks of such authorization or meeting, as the case may be.

           (e) Although the organizational expenses of the Special Purpose Subsidiary have been paid by SFC, operating expenses and liabilities of the Special Purpose Subsidiary shall be paid from its own funds.

           (f) The annual financial statements of the Special Purpose Subsidiary shall be prepared separately from those of the Parent, the Borrower and any Affiliate thereof and shall disclose the effects of the Special Purpose Subsidiary's transactions in accordance with GAAP and that the assets of the Special Purpose Subsidiary are available first and foremost for the benefit of the Agents and the Lenders and will not be available to pay creditors of the Parent, the Borrower or any Affiliate thereof.

           (g)  The resolutions, agreements and other
     instruments of the Special Purpose Subsidiary underlying the transactions described in the Loan Documents shall be continuously maintained by the Special Purpose Subsidiary as official records of the Special Purpose Subsidiary separately identified and held apart from the records of the Parent, the Borrower and each Affiliate thereof.

           (h) The Special Purpose Subsidiary shall maintain an arm?s-length relationship with the Parent, the Borrower and the Affiliates thereof and will not hold itself out as being liable for the debts of the Parent, the Borrower or any Affiliate thereof.

           (i) The Special Purpose Subsidiary shall keep its assets and its liabilities wholly separate from those of all other entities, including, but not limited to the Parent, the Borrower and the Affiliates thereof, except as contemplated by the Asset Sale Proceeds Account Agreement or as permitted under the Loan Documents.

     SECTION VII.1.14 Year 2000. The Borrower shall take all action necessary to assure that its computer based systems are able to effectively process data including dates on and after January 1, 2000, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. At the request of the Collateral Agent or any Lender, the Borrower shall provide the Collateral Agent or such Lender, as the case may be, with evidence reasonably acceptable to the Collateral Agents or such Lender, as the case may be, of the Borrower's year 2000 capability.

     SECTION VII.2 Negative Covenants. The Borrower agrees with the Agents, the Collateral Agent and each Lender that, until all Obligations have been paid and performed in full, the Commitments have terminated and the Revolving Credit Letters of Credit have
(x) expired or been returned to the Issuer or (y) been cash collateralized to the reasonable satisfaction of the Collateral Agent and the Issuer, the Borrower will perform the obligations set forth in this Section 7.2.

     SECTION VII.2.1  Business Activities.  The Borrower will
not, and will not permit any Subsidiary to, engage in any business activity, except the business of production and distribution of breads, buns, rolls, sweet goods, cookies and other baked goods and pre-cooked meat and other food products and operation of retail cafes and such activities as may be incidental, similar or related thereto.

     SECTION VII.2.2 Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

           (a) Indebtedness in respect of the Term Loans and other Obligations;

           (b)  [Intentionally Omitted];

           (c) (i)  Indebtedness of the Revolving Credit
     Borrowers under the Revolving Credit Agreement and the other
     Loan Documents and (ii) Indebtedness of the Obligors (other than the Borrower and the Revolving Credit Borrowers) under the Loan Documents;

           (d) Indebtedness incurred by the Borrower or any of its Subsidiaries that is represented by Capitalized Lease Liabilities, mortgage financings or purchase money obligations (but only to the extent otherwise permitted by Section 7.2.8 and the New 11-?% Senior Note Indenture); provided, that the maximum aggregate amount of all Indebtedness permitted under this clause (d) shall not exceed $5,000,000 in aggregate principal amount at any time outstanding;

           (e) Hedging Obligations of the Borrower or any of its Subsidiaries under any Rate Protection Agreement in respect of the Term Loans or Revolving II Credit Loans;

           (f) (i) intercompany Indebtedness between or among the Borrower and any of its wholly-owned U.S. Subsidiaries, which Indebtedness (x) shall be evidenced by one or more promissory notes in form and substance satisfactory to the Agents which (except in the case of any such notes held by a Non-U.S. Subsidiary) have been duly executed and delivered to (and indorsed to the order of) the Collateral Agent in pledge pursuant to a Pledge Agreement, and (y) shall not be forgiven or otherwise discharged for any consideration other than payment (Dollar for Dollar) in cash unless the Collateral Agent otherwise consents and (ii) additional Indebtedness of the Foreign Subsidiaries and Trocano in an aggregate principal amount at any time outstanding not to exceed $1,000,000;

           (g) (i) Indebtedness (including the New 11-?% Senior Notes, the New 12-?% Senior Notes and the New Subordinated Notes) outstanding on the date hereof (or in the case of the New 11-?% Senior Notes, the New 12-?% Senior Notes and the New Subordinated Notes, issued in connection with an exchange offer for such notes pursuant to the registration rights agreements relating to such notes) and listed on Item 7.2.2(g) (Existing Indebtedness) of the Disclosure Schedule and any (ii) refinancings, refundings, renewals or extensions of such Indebtedness; provided that (A) the principal amount of such new Indebtedness does not exceed the principal amount of, plus accrued and unpaid interest and premiums (if any) on, and, in the case of the New Subordinated Notes, pay-in-kind and accreted interest with respect to, the Indebtedness refinanced, refunded, renewed or extended (the Refinanced Indebtedness), (B) any such Indebtedness incurred by any Subsidiary (other than the Receivables Subsidiary) shall only extend, refinance, renew, replace, defease or refund Refinanced Indebtedness of one or more Subsidiaries (and, in the case of any such Indebtedness which extends, refinances, increases, renews, replaces, defeases or refunds Refinanced Indebtedness of the Receivables Subsidiary, such Indebtedness is incurred by the Receivables Subsidiary), (C) the weighted average life to maturity of such new Indebtedness is the same as or longer than that of the Refinanced Indebtedness and (D) if the Refinanced Indebtedness is subordinated in right of payment to the Term Loans or the Revolving Credit Obligations, as the case may be, the new Indebtedness shall be subordinated in right of payment to the Term Loans and the Revolving Credit Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Refinanced Indebtedness;

           (h) Indebtedness of a Person which becomes a Subsidiary after the date hereof or is merged with or into a Subsidiary after the date hereof, in an aggregate principal amount for all Subsidiaries not to exceed $20,000,000 at any time outstanding (exclusive of Indebtedness incurred under this Agreement or under the Revolving Credit Agreement to refinance any such Indebtedness of such Person); provided that (i) such Indebtedness existed at the time such Person became or was merged with or into a Subsidiary and was not created in anticipation thereof, (ii) immediately after giving effect to the acquisition of such Person by the Borrower or one of its Subsidiaries, no Default shall have occurred and be continuing, (iii) such Indebtedness is not revolving Indebtedness, (iv) the aggregate collateral value of the assets, if any, securing such Indebtedness, reasonably determined by the Borrower, is not in excess of the principal amount of such Indebtedness and (v) the covenants and events of default in the documentation governing such Indebtedness are not more restrictive in any material respect than the covenants and Events of Default hereunder;

           (i) Indebtedness of the Borrower or any of its Subsidiaries to the extent permitted as Guarantee
     Obligations pursuant to Section 7.2.3;

           (j) to the extent that the Receivables Subsidiary's obligation to purchase or acquire Receivables under the Receivables Sale Agreement is deemed to be an obligation to lend money to Receivables Selling Subsidiaries, any Indebtedness of the Receivables Selling Subsidiaries, under the Receivables Purchase Documents;

           (k) other unsecured Indebtedness of the Borrower permitted to be incurred by paragraph (i) of Section 4.09 of the New 11-?% Senior Note Indenture (the content of which is listed on Item 7.2.2(k) (permitted Additional Indebtedness) of the Disclosure Schedule), as in effect on the Restatement Effective Date and without giving effect to any modification or supplement thereto, or to related definitions and ancillary provisions, or termination thereof, after the Restatement Effective Date in an aggregate amount at any time outstanding not to exceed $8,000,000; and
           (l) unsecured Indebtedness of the Borrower or any of its Subsidiaries incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Guarantee Obligations).

Notwithstanding the foregoing, no Indebtedness otherwise permitted by clauses (d), (h), or (k) shall be permitted to be incurred if, both before and after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

     SECTION VII.2.3 Guarantee Obligations. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Guarantee Obligation other than, without duplication, the following:

           (a) Guarantee Obligations in existence on the date hereof listed on Item 7.2.3(a) (Existing Guarantee Obligations) of the Disclosure Schedule and any refinancings, refundings, renewals or extensions thereof; provided that (i) the principal amount of such new Guarantee Obligations does not exceed the outstanding principal amount of the Guarantee Obligations refinanced, refunded, renewed or extended (the Refinanced Guarantee Obligations), (ii) any such new Guarantee Obligations incurred by any Subsidiary of the Borrower shall only extend, refinance, renew, replace, defease or refund Refinanced Guarantee Obligations of such Subsidiary, (iii) the weighted average life to maturity of such new Guarantee Obligations is the same as or longer than that of the Refinanced Guarantee Obligations and (iv) if the Refinanced Guarantee Obligation is subordinated in right of payment to the Term Loans or the Revolving Credit Obligations, as the case may be, the new Guarantee Obligation shall be subordinated in right of payment to the Term Loans and the Revolving Credit Obligations, as applicable, on terms at least as favorable to the Lenders as those contained in the documentation governing the Refinanced Guarantee Obligation;

           (b)  Guarantee Obligations in favor of the Collateral
     Agent and the Lenders created by the Loan Documents;

           (c)  Guarantee Obligations in respect of Revolving
     Credit Letters of Credit issued under the Revolving Credit
     Agreement;

           (d) Guarantee Obligations of a corporation which becomes a Subsidiary or is merged with or into a Subsidiary after the date hereof provided that (i) such Guarantee Obligations existed at the time such corporation became or was merged with or into a Subsidiary and were not created in anticipation thereof and (ii) immediately after giving effect to the acquisition of such corporation by the Borrower or one of its Subsidiaries no Default shall have occurred and be continuing;

           (e) Guarantee Obligations of the Borrower and the Receivables Selling Subsidiaries created pursuant to the Receivables Purchase Documents;
           (f) Guarantee Obligations of the Borrower or the Subsidiaries of the Borrower incurred after the Closing Date in an aggregate amount not to exceed $5,000,000 at any one time outstanding (other than as permitted by clause (g) below) ;

           (g) Guarantee Obligations of the Borrower or of any Subsidiary Guarantor in respect of any obligation of any other Subsidiary Guarantor; and

           (h) Guarantee Obligations of the Borrower in respect of any obligations of any Subsidiary;

provided that, in the case of any Guarantee Obligation incurred under clauses (d), (f) or (h), such Guarantee Obligation, when added to the other Guarantee Obligations incurred under clauses
(d), (f) or (h), does not exceed $10,000,000 and (ii) such Guarantee Obligation shall be permitted to be incurred only if, both before and after giving effect to the incurrence thereof, no Default shall have occurred and be continuing.

     SECTION VII.2.4 Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

           (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

           (b) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (d) of Section
     7.2.2 (and securing only those assets that are the subject of such Capitalized Lease Liabilities);

           (c)  Liens for taxes, assessments or other
     governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

           (d) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue for a period of not more than 60 days or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

           (e) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

           (f)  Liens in existence on the date hereof listed on
     Item 7.2.4(f) (Existing Liens) of the Disclosure Schedule, and replacement Liens securing any Refinanced Indebtedness permitted by clause (g) of Section 7.2.2 or any Refinanced Guarantee Obligation permitted by clause (a) of Section 7.2.3, provided that no such Lien (or replacement Lien) is spread to cover any additional property or assets after the Closing Date and that the amount of Indebtedness or Guarantee Obligations (or Refinanced Indebtedness or Refinanced Guarantee Obligations) secured thereby is not increased;

           (g) Liens securing Indebtedness of Subsidiaries of the Borrower permitted by clause (d) of Section 7.2.2 incurred to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property at the time it was acquired;

           (h) Liens on the property or assets of a Person which becomes or is merged with or into a Subsidiary of the Borrower after the date hereof securing Indebtedness permitted by clause (h) of Section 7.2.2, provided that (A) such Liens existed at the time such Person became or was merged with or into a Subsidiary and were not created in anticipation thereof, (B) any such Lien is not spread to cover any property or assets of such Person after the time such Person becomes or is merged with or into a Subsidiary, and (C) the amount of Indebtedness secured thereby is not increased;

           (i) Liens (not otherwise permitted hereunder) on assets of the Subsidiary Guarantors which secure obligations not exceeding $5,000,000 in aggregate amount at any time outstanding and Liens (not otherwise permitted hereunder) on assets of the Foreign Subsidiaries and Trocano securing Indebtedness permitted by clause (f)(ii) of Section 7.2.2;

           (j) Liens on Sold Receivables created pursuant to the Receivables Purchase Documents;

           (k) easements, rights of way, restrictions and other similar charges or encumbrances which do not secure any obligations or interfere in any material respect with the ordinary conduct of business of the Borrower and its Subsidiaries or the Revolving Credit Borrowers and their respective Subsidiaries, in each case taken as a whole;

           (l) any Lien arising pursuant to any order of attachment, distraint or other legal process arising in connection with court or arbitration proceedings so long as the execution or other enforcement thereof is effectively stayed, the claims secured thereby are being contested in good faith by appropriate proceedings, adequate reserves have been established with respect to such claims in accordance with GAAP and no Default would occur as a result thereof; and

           (m) Liens arising under licensing agreements entered into by any Subsidiary of the Borrower in the ordinary course of business for the use of Intellectual Property or other intangible assets of such Subsidiary, and settlements, permissions, consents to use, and other similar agreements concerning Intellectual Property or judgements adjudicating rights in Intellectual Property;

provided, however, that none of the Liens permitted by clauses
(i) or (j) of this Section 7.2.4 shall encumber any Collateral or subject any Collateral to the terms thereof.

     SECTION VII.2.5  Financial Covenants.

           (a) Leverage Ratio. The Borrower will not permit the Leverage Ratio as of the end of any Fiscal Quarter ending after the Closing Date and occurring during any period set forth below to be greater than the ratio set forth opposite such period:
||
          Period                 Leverage Ratio
          1/1/99 to 3/31/99      9.25:1
          4/1/99 to 6/30/99      9.00:1
          7/1/99 and             8.75:1
          thereafter
||
           (b) Senior Secured Leverage Ratio. The Borrower will not permit the Senior Secured Leverage Ratio as of the end of any Fiscal Quarter ending after the Closing Date and occurring during any period set forth below to be greater than 2.75:1.

           (c) Operating Company Leverage Ratio. The Borrower will not permit the Operating Company Leverage Ratio as of the end of any Fiscal Quarter ending after the Closing Date to be greater than 1.25:1.

           (d) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter ending after the Closing Date and occurring during any period set forth below to be less than the ratio set forth opposite such period:

          Period                 Interest Coverage
                                 Ratio
          1/1/99 to 3/31/99      0.90:1
          4/1/99 to 6/30/99      0.95:1
          7/1/99 and             1.00:1
          thereafter

           (e) Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA of the Borrower and its Subsidiaries for the four consecutive Fiscal Quarters of the 1998 Fiscal Year to be less than $60,000,000 and for the four consecutive Fiscal Quarters of the 1999 Fiscal Year to be less than $68,000,000.

     SECTION VII.2.6 Investments. The Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

           (a) Investments existing on the Closing Date and identified in Item 7.2.6(a) (Ongoing Investments) of the Disclosure Schedule and extensions, renewals, modifications or restatements thereof, provided, however, that no such extension, renewal, modification or restatement shall (i) increase the amount of the original loan, advance or investment, or (ii) adversely affect the interests of the Lenders with respect to such original loan, advance or investment or the interests of the Lenders under this Agreement or any other Loan Document in any respect;

           (b)  Cash Equivalent Investments;

           (c) without duplication, Investments by the Borrower to the extent permitted as Indebtedness pursuant to Section
     7.2.2;

           (d) without duplication, Investments permitted as Capital Expenditures pursuant to Section 7.2.8;

           (e) Investments in the form of loans and advances to officers, directors and other employees of the Borrower or its Subsidiaries for (i) commissions and travel and entertainment expenses in the ordinary course of business and (ii) relocation expenses and other similar expenses in an aggregate amount for the Borrower and its Subsidiaries not to exceed $5,000,000 in the aggregate at any one time outstanding;

           (f) as long as no Event of Default has occurred and is continuing or would result therefrom, loans by the Borrower or its Subsidiaries to any member of Management of SFAC, SFC, Parent, the Borrower or any of their respective Subsidiaries in connection with management incentive plans or equity investments in SFAC or SFAC New Holdings or purchases of SFAC Subordinated Debentures or SFC Sub Senior Subordinated Debentures approved by the Board of Directors of SFAC New Holdings or SFAC in an aggregate amount not to exceed $5,000,000 in the aggregate at any one time outstanding;

           (g) if in the reasonable judgment of the Borrower or any of its Subsidiaries, any customer is deemed to be in a reorganization or unable to make a timely cash payment on Indebtedness or other obligations of such customer owing to it, the Borrower and each of its Subsidiaries may invest in securities issued by such customer or any affiliate thereof in lieu of cash payment; provided that the Borrower or such Subsidiary, as the case may be, has paid no new consideration (other than forgiveness of Indebtedness or other obligations) therefor;

           (h) consummation of Acquisitions in any Fiscal Year of the Borrower so long as (A) after giving effect to any such Acquisition, (i) the Senior Secured Leverage Ratio is less than or equal to 2.75:1, (ii) the Leverage Ratio calculated after giving effect to such Acquisition is less than the Leverage Ratio calculated prior to giving effect to such Acquisition on a pro forma basis, (iii) the Borrower or the relevant Subsidiary shall acquire (subject to Section 7.2.1) a majority controlling interest in the Person in which such Investment was made or increase any such controlling interest maintained by it in any such Person and
     (iv) the chief financial or accounting Authorized Officer of the Borrower shall have executed and delivered a certificate to the Administrative Agent substantially in the form of Exhibit E hereto (including a calculation of the financial covenant ratios contained in Section 7.2.5 in reasonable detail) certifying pro forma compliance with the covenants set forth in Section 7.2.5 for the most recent full Fiscal Quarter immediately preceding the date of such Acquisition and certifying that no Default shall have occurred and be continuing on the date such Investment is made, nor would a Default result from the making of such Investment, and (B) the Person in which the Investment is made (i) conducts the same, similar or related lines of business to those conducted by Metz and (ii) issues a promissory note (which shall not be subordinated) to the Borrower or the relevant Subsidiary (which, in turn, shall issue a promissory note to the Borrower, which also shall not be subordinated) in an amount equal to the value of such Investment at such time (allowing for amounts which must under the circumstances be invested as capital contributions); provided, however, that
     (i) such note is fully secured by all assets of the Person in which the Investment is being made to the extent permitted by applicable law, (ii) such note is pledged to the Collateral Agent on behalf of the Term Loan Lenders pursuant to the Term Loan Security Documents and (iii) such security interests securing such note, if any, are collaterally assigned to the Collateral Agent on behalf of the Term Loan Lenders;

           (i) in respect of Other Bakeries acquired by the Borrower or any of its Subsidiaries pursuant to an Investment constituting an Exchanged Bakery Transaction, the portion of such Investment equal to the fair market value of the Exchanged Bakery used as consideration by the Borrower or such Subsidiary, as the case may be, in respect of such Exchanged Bakery Transaction; and

           (j) Investments among SFAC and its direct and indirect Subsidiaries to consummate the Restructuring;

provided that, no Investment shall be made under clauses (f),
(g), (h) or (i) of this Section 7.2.6 unless, after giving effect thereto, (i) the representations and warranties set forth in
Section 6.7 and Section 6.12 shall be true and correct in all material respects and (ii) no Default shall have occurred and be continuing or would result therefrom.
     SECTION VII.2.7 Restricted Payments, etc. On and at all times after the date hereof:

           (a) the Borrower will not, and will not permit any of its Subsidiaries to, declare, pay or make any dividend or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any Subsidiary (now or hereafter outstanding), or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or any Subsidiary (other than (i) dividends or distributions payable in its Capital Stock or warrants to purchase its Capital Stock or (ii) splits or reclassifications of its Capital Stock into additional or other shares of its Capital Stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, exchange, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase, redeem or exchange, any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or any Subsidiary, or warrants, options or other rights with respect to any shares of Capital Stock (now or hereafter outstanding) of the Borrower or any Subsidiary; and

           (b) the Borrower will not, and will not permit any of its Subsidiaries to, (i) make any payment or prepayment of principal of, or make any payment of interest on, any 1993 Senior Note, 10-?% Senior Note, 1995 Senior Note, 11-?% Senior Note, Subordinated Note or New Subordinated Note to any holder thereof or trustee therefor (x) prior to the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such 1993 Senior Note, 10-?% Senior Note, 1995 Senior Note, 11-?% Senior Note, Subordinated Note or New Subordinated Note, (y) with respect to a payment or prepayment of principal, in an amount which would exceed the amount of any such payment or prepayment that would otherwise be permitted hereunder without giving effect to the Restructuring (plus, in the case of any New Subordinated Note, the aggregate amount of additional New Subordinated Notes issued in lieu of paying cash interest in accordance with the terms thereof), or (z) which would violate the subordination provisions of such Subordinated Note or New Subordinated Note, or (ii) redeem, purchase or defease any 1993 Senior Note, 1995 Senior Note or Subordinated Note (the foregoing prohibited acts referred to in clauses (a) and (b) above are herein collectively referred to as Restricted Payments);

except that, so long as (A) both immediately prior to and after giving effect to such Restricted Payment, no Default shall have occurred and be continuing or would result therefrom, (B) after giving effect to the making of such Restricted Payment, the Borrower shall be in pro forma compliance with the covenants set forth in Section 7.2.5 for the most recent full Fiscal Quarter immediately preceding the date of the payment of such Restricted Payment for which the relevant financial information has been delivered pursuant to clauses (a) or (b) of Section 7.1.1, and
(C) the chief financial or accounting Authorized Officer of the Borrower shall have delivered a certificate to the Agents in form and substance satisfactory to the Syndication Agent (including a calculation of the Borrower's compliance with the covenants set forth in Section 7.2.5) certifying as to the accuracy of clauses
(A) and (B) above:

           (i) the Borrower and its Subsidiaries may pay dividends or distributions in additional shares of its Capital Stock, provided that such Capital Stock does not by its terms require the Borrower or such Subsidiary to make any Restricted Payments in respect thereof other than in the form of the issuance of additional shares of such Capital Stock;

           (ii) (A) the Borrower may pay cash dividends or distributions to (X) SFAC, SFC, SFAC New Holdings and SFC Sub (I) in amounts required for SFAC, SFC, SFAC New Holdings and SFC Sub to pay when due franchise taxes and other fees required to maintain their corporate existence and (II) in an aggregate amount not to exceed $1,000,000 for each Fiscal Year for the payment of out-of-pocket costs, expenses and other amounts required to be paid by SFAC, SFC, SFAC New Holdings and SFC Sub during such Fiscal Year and (Y) SFC and/or SFAC New Holdings in amounts required for SFC to make any payment of principal of or interest on any 1993 Senior Note, 1995 Senior Note or Subordinated Note, as the case may be, which was not exchanged for a New 11-?% Senior Note, New 12-?% Senior Note or New Subordinated Note on the stated, scheduled date for such payment and (B) the Special Purpose Subsidiary may transfer amounts from the Asset Sale Proceeds Account by way of cash dividends or loans to the Borrower;

           (iii) the Borrower may pay cash dividends to SFAC and/or SFAC New Holdings in an aggregate amount not to exceed $3,000,000 (the SFAC Dividend Limit), provided that the proceeds of such dividends shall be used within 30 days of receipt of such dividends by SFAC or SFAC New Holdings to repurchase Capital Stock of SFAC or SFAC New Holdings or SFAC Subordinated Debentures from any member of Management of SFAC, the Borrower or any of their respective Subsidiaries or from the estate of a member of Management of SFAC, the Borrower or any of their respective Subsidiaries and provided, further, that the SFAC Dividend Limit shall be increased by the aggregate amount of cash proceeds of any additional Capital Stock of SFAC or additional SFAC Subordinated Debentures which are issued to any member of the Management of SFAC, the Borrower or any of their respective Subsidiaries so long as such proceeds are simultaneously contributed by SFAC or SFAC New Holdings to the capital of the Borrower;

           (iv) the Borrower may pay amounts due and payable to SFAC and/or SFAC New Holdings under the Tax Sharing Agreements provided that such amounts are paid out by SFAC and/or SFAC New Holdings to the appropriate taxing authority within five Business Days of receipt of such amounts from the Borrower; and

           (v)  the Borrower and its Subsidiaries may make
     Restricted Payments pursuant to the Restructuring.

     SECTION VII.2.8 Capital Expenditures, etc. The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, except Capital Expenditures which do not aggregate in any Fiscal Year in excess of $45,000,000 plus an amount equal to the lesser of (x) $5,000,000 and (y) 4% of revenues acquired from Investments made pursuant to clause (h) of Section 7.2.6 (net of revenues divested); provided, however, that (i) the amount of Capital Expenditures permitted to be made in the 1998 Fiscal Year shall not include Capital Expenditures made in respect of repurchase obligations under lease and sale-leaseback arrangements in an amount not to exceed $40,000,000, (ii) to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year pursuant to this Section (other than clause (i) above) exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, up to 100% of such excess amount may be carried forward to (but only to) the next succeeding Fiscal Year (any such amount to be certified by the Borrower to the Agents in the Compliance Certificate delivered for the last Fiscal Quarter of such Fiscal Year, and any such amount carried forward to a succeeding Fiscal Year shall be deemed to be used after the Borrower and its Subsidiaries use the amount of Capital Expenditures permitted by this Section without giving effect to such carry-forward) and (iii) the amount of Capital Expenditures permitted to be made from Net Cash Proceeds of Asset Sales pursuant to clause (A)(ii) of Section 7.2.12 (without duplication of Investments permitted as Capital Expenditures pursuant to clause (h) of Section 7.2.6) or Section 7.2.15 shall not be included for purposes of calculating compliance with this Section 7.2.8.

     SECTION VII.2.9 Receivables Subsidiary. The Borrower will not, and will not permit any of its Subsidiaries to, permit the Receivables Subsidiary to engage in any business (including, without limitation, the incurrence of any Indebtedness or the creation of any Lien on any of its assets) other than the performance of its obligations under the Receivables Purchase Documents and all actions reasonably incidental thereto.

     SECTION VII.2.10 Take or Pay Contracts. The Borrower will not, and will not permit any of its Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by the Borrower or such Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it.

     SECTION VII.2.11 Consolidation, Merger, etc. The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

           (a) any Holding Company or Inactive Subsidiary may be liquidated or dissolved;

           (b)  any Holding Company may be merged or
     consolidated with or into the Borrower or one of its wholly-owned Subsidiaries which is a Subsidiary Guarantor or a Revolving Credit Borrower;

           (c) any Subsidiary Guarantor may be merged or consolidated with or into one or more other Subsidiary
     Guarantors or a Revolving Credit Borrower;

           (d) the Borrower and its Subsidiaries may consummate transactions permitted by clause (h) of Section 7.2.6; and

           (e) the Borrower and its Subsidiaries may consummate mergers, consolidations and acquisitions pursuant to the Restructuring.

     SECTION VII.2.12 Asset Dispositions, etc. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and Capital Stock of Subsidiaries) to any Person, except

           (a) such sale, transfer, lease, contribution or conveyance of such assets is (i) in the ordinary course of its business (and does not constitute a sale, transfer, lease, contribution or other conveyance of all or a substantial part of the assets of the Borrower and its Subsidiaries or any Revolving Credit Borrower and its Subsidiaries, in each case, taken as a whole) or is of obsolete or worn out property or is no longer used or useful in the Borrower's or the relevant Subsidiary's business or operations or (ii) permitted by Section 7.2.11 or (iii) by any Subsidiary of the Borrower to the Borrower, any Subsidiary Guarantor or a Revolving Credit Borrower or by the Borrower to any Subsidiary Guarantor or a Revolving Credit Borrower;

           (b) the sale, transfer or discount of Receivables and Related Property arising pursuant to the Receivables
     Purchase Documents;

           (c) so long as no Default has occurred and is continuing, (i) any sale of any portion of the assets or Capital Stock of (A) Metz, Mothers, Archway or any of their respective Subsidiaries in excess of the amount set forth in clause (c)(iv) in the aggregate for all such sales and all other sales of assets permitted pursuant to clause (c)(iv), or (B) Boudin, (ii) any sale of duplicative assets, divisions, operating units or lines of business either owned by the Borrower or its Subsidiaries or acquired in any Acquisition to the extent required by any Regulatory Authority in connection with such Acquisition, (iii) any sale by the Borrower or any of its Subsidiaries consisting of the transfer of one or more bakeries to a Person other than the Borrower or any of its Subsidiaries (such bakery or bakeries being, an Exchanged Bakery) pursuant to a transaction (an Exchanged Bakery Transaction) in which the Borrower or such Subsidiary transferring such Exchanged Bakery receives consideration therefor constituting, in whole or in substantial part, one or more other bakeries (collectively, Other Bakeries); provided, that (A) to the extent the Borrower or any such Subsidiary receives cash or assets in addition to the Other Bakeries in connection with any such Exchanged Bakery Transaction, such cash or other assets shall, to the extent their aggregate value exceeds $250,000, constitute Asset Sale Proceeds and shall be subject to the terms of this Section 7.2.12, (B) to the extent the Borrower or any such Subsidiary is required to pay, as consideration for any Other Bakeries being acquired in such Exchanged Bakery Transaction, additional consideration (whether in the form of cash or otherwise) which additional consideration shall be in addition to the Exchanged Bakery, such additional consideration shall only be paid if and to the extent permitted pursuant to Section
     7.2.8 or clause (h) of Section 7.2.6 and (C) the Borrower's Board of Directors shall, prior to the consummation of any Exchanged Bakery Transaction, adopted a resolution confirming that the total consideration to be received in connection with such Exchanged Bakery Transaction is at least equal to the fair market value of such Exchanged Bakery, and (iv) any sale of any other assets (or any division or operating unit or line of business) of the Borrower or any Subsidiary of the Borrower or the Capital Stock of any Subsidiary of the Borrower from time to time in an aggregate amount not to exceed $10,000,000; provided, however, that no term or provision of clause (c)(i) shall permit the Borrower or any of its Subsidiaries to sell any portion of the assets or Capital Stock of Metz or any of its Subsidiaries in excess of the amount set forth in clause
     (c)(iv) in the aggregate for all such sales and all other sales of assets permitted pursuant to clause (c)(iv) of this
     Section 7.2.12 (including sales of any portion of the assets or Capital Stock of Mothers or Archway or any of their respective Subsidiaries) unless the Asset Sale Proceeds received from such Asset Sale are either (x) sufficient to repay in full the outstanding principal amount of all Term Loans and Revolving II Credit Loans and any outstanding Revolving I Credit Loans and cash collateralize Reimbursement Obligations in respect of Revolving Credit Letters of Credit or (y) greater than or equal to (I) the Consolidated EBITDA measured at the time of sale for the latest twelve months immediately prior to such sale attributable to the line of business contemplated to be sold multiplied by 6 (such amounts to be certified by the chief financial or accounting Authorized Officer of the Borrower in a certificate delivered to the Agents before giving effect to the contemplated sale); or

           (d) the contribution or conveyance of assets pursuant to the Restructuring so long as the assets of the Operating Subsidiaries remain as assets of wholly owned, direct or indirect, Subsidiaries of the Borrower.

Any term or provision hereof to the contrary notwithstanding, and except as set forth in the penultimate paragraph of this Section
7.2.12 in respect of any sale of any portion of the assets or Capital Stock of Metz, Mothers, Archway or any of their respective Subsidiaries in excess of the amount set forth in clause (c)(iv) of this Section 7.2.12 in the aggregate for all such sales and all other sales of assets permitted pursuant to clause (c)(iv) of this Section 7.2.12, with respect to all Asset Sales of the type described in clause (c) of this Section 7.2.12,
(A) the aggregate Net Cash Proceeds from all such Asset Sales in excess of $250,000 (collectively, the Asset Sale Proceeds) shall be deposited in the Asset Sale Proceeds Account and shall be
(i) used to replace the sold, conveyed or transferred assets or property, (ii) used to consummate one or more Acquisitions or Investments permitted under clause (h) of Section 7.2.6, (iii) invested in Capital Expenditures or other long term assets of the Borrower or Operating Subsidiaries or (iv) applied to prepay the Term Loans and Revolving II Credit Loans as provided in clause
(c) of Section 3.1.1 or, to the extent required by Section 3.1 of the Revolving Credit Agreement, to prepay the Revolving I Credit Loans or cash collateralize Reimbursement Obligations in respect of Revolving Credit Letters of Credit, in each case within 360 days of the consummation of any such Asset Sale; (B) the consideration received in connection with each such Asset Sale shall be at least equal to the fair market value of such assets or Capital Stock (as determined by the Board of Directors of the Borrower in good faith, or by a resolution of the Board of Directors of the Borrower if the fair market value of such assets or Capital Stock exceeds $5,000,000), and (C) at least 80% of the consideration (including the assumption of existing indebtedness) received in connection with each such sale or disposition shall be received in cash or Cash Equivalent Investments at the time of such sale or disposition; provided, however, that the amount of
(1) any liabilities (as shown on the Borrower's or such Subsidiary's most recent balance sheet or in the notes thereto) of the Borrower or such Subsidiary that are assumed by the transferee of any such business or assets and (2) any notes or other obligations of such transferee or Marketable Securities received by the Borrower or any such Subsidiary from such transferee that within 30 days of the consummation of the Asset Sale are converted by the Borrower or such Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash for purposes of this provision.

Any sale by the Borrower or any of its Subsidiaries of any portion of the assets or Capital Stock of Metz, Mothers, Archway or any of their respective Subsidiaries in excess of the amount set forth in clause (c)(iv) of this Section 7.2.12 in the aggregate for all such sales and all other sales of assets permitted pursuant to clause (c)(iv) of this Section 7.2.12 shall be subject to the provisions of clauses (B) and (C) of the preceding paragraph and, concurrently with the receipt of any Asset Sale Proceeds, the Borrower shall make a mandatory prepayment of Term Loans and Revolving Credit Loans in an amount equal to, in the case of an Asset Sale of Metz or any of its Subsidiaries, 100% of such Asset Sale Proceeds and, in the case of an Asset Sale of Mothers or Archway or any of their respective Subsidiaries, 75% of such Asset Sale Proceeds, in each case to be applied as provided in clause (b) of Section 3.1.2 or as required by Section 3.1 of the Revolving Credit Agreement; provided, that the remaining 25% of the Asset Sale Proceeds from an Asset Sale of Mothers or Archway or any of their respective Subsidiaries may be used within 360 days of the consummation of such Asset Sale to
(i) replace the sold, conveyed or transferred assets or property,
(ii) consummate one or more Acquisitions or Investments permitted under clause (h) of Section 7.2.6, (iii) invest in Capital Expenditures or other long term assets of the Borrower or Operating Subsidiaries or (iv) for working capital purposes of the Borrower or any of its Subsidiaries, with the amount of such Asset Sale Proceeds unused after such 360-day period being applied as provided in clause (b) of Section 3.1.2 or as required by Section 3.1 of the Revolving Credit Agreement.

The Borrower agrees to promptly notify the Agents, the Collateral Agent and the Lenders of each sale or other disposition by any such Subsidiary of any assets or Capital Stock permitted pursuant to clause (c) of this Section 7.2.12, the Asset Sale Proceeds received in respect of such sale or disposition and each reinvestment of such Asset Sale Proceeds (together with a description of the business, Capital Expenditures or other long-term asset in which such Asset Sale Proceeds were so reinvested).

     SECTION VII.2.13 Optional Prepayments, Purchases and Modification of Certain Agreements. Other than as contemplated by the Restructuring, the Borrower will not, and will not permit any of its Subsidiaries to, (a) make any optional payment or prepayment of or redemption, defeasance or purchase of any indebtedness (other than (i) the Loans, (ii) Indebtedness permitted by clause (f) of Section 7.2.2, (iii) Indebtedness permitted by clause (d) of Section 7.2.2 at such time as the asset acquired with the proceeds of such Indebtedness is sold or otherwise disposed of or (iv) Indebtedness permitted by clause
(g)(ii) of Section 7.2.2 consisting of any refinancings or refundings thereof permitted by the terms of clause (g)(ii) of
Section 7.2.2 but only so long as the principal amount of the Refinanced Indebtedness is not greater than the principal amount of the refinancing or refunding Indebtedness) or (b) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of (1) any Financing Document (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereunder by the Borrower or any of its Subsidiaries or which would reduce the rate or extend the date for payment of interest thereunder payable by the Borrower or any of its Subsidiaries) or (2) any Management Agreement or the Tax Sharing Agreement or any schedules, exhibits or agreements related thereto, in each case which would either increase the obligations of the Borrower or any of its Subsidiaries or would adversely affect the rights or remedies of the Agents and the Lenders hereunder or under any Loan Document, (c) take any action in violation of any applicable subordination provisions of any Indebtedness or Guarantee Obligation or (d) (1) deliver any notice to the trustee under the New 11-1/4% Senior Note Indenture or the holders of the New 11-1/4% Senior Notes of its offer to purchase the New 11-?% Senior Notes in accordance with Section
3.9, 4.10 or 4.15 of the New 11-1/4% Senior Note Indenture or (2) deliver any notice to the trustee under the New 12-1/8% Senior Note Indenture or the holders of the 11-1/4?% Senior Notes of its offer to purchase the 11-1/4% Senior Notes in accordance with Section 3.9, 4.10 or 4.15 of the 11-1/4% Senior Note Indenture, (e) deliver any notice to the trustee under the New Subordinated Note
Indenture or the holders of the New Subordinated Notes of its offer to purchase the New Subordinated Notes in accordance with
Section 3.09, 4.10 or 4.15 of the New Subordinated Note Indenture or (f) incur any obligation (contractual or otherwise) to pay, or otherwise become liable for the payment of, any fees, costs, expenses or other amounts described in or due under or in connection with SFAC Pledge Agreement (including, without limitation, any obligations described in Section 12 thereof).

     SECTION VII.2.14 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such transaction is (a) not otherwise prohibited under the Loan Documents and (b) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm?s length transaction with a Person which is not an Affiliate; provided, however, that this Section 7.2.14 shall not prohibit or restrict (i) any reasonable employment or consulting agreement or arrangement entered into by the Borrower or any of its Subsidiaries in the ordinary course of business, (ii) transactions permitted by
Section 7.2.7 and clauses (e) and (f) of Section 7.2.6, (iii) as long as no Default or Event of Default has occurred and is continuing or would result therefrom, management fees payable pursuant to the Management Agreements in an aggregate amount not to exceed $1,000,000 in any Fiscal Year, (iv) the entering into or the performance by the Borrower and its Subsidiaries of their obligations under the Tax Sharing Agreements, (v) transactions among or between the Borrower and Subsidiaries of the Borrower that are wholly owned, directly or indirectly, by the Borrower,
(vi) transactions contemplated by the Receivables Purchase Documents and (vii) transactions contemplated by the Restructuring.

     SECTION VII.2.15  Sale and Leaseback.  The Borrower will
not, and will not permit any of its Subsidiaries to, enter into any agreement or arrangement with any other Person providing for the leasing by the Borrower or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the Borrower or any of its Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any of its Subsidiaries; provided that, there shall be excluded from the operation of this clause any sale-leaseback arrangements so long as (i) the aggregate consideration received by the Borrower and its Subsidiaries for all such sale-leaseback arrangements (including such sale-leaseback arrangement) since the Closing Date pursuant to this Section 7.2.15 does not exceed in the aggregate
$1,000,000 and (ii) the Net Cash Proceeds of such sale-leaseback arrangement (but only if such Net Cash Proceeds, together with the Net Cash Proceeds of any other sale leaseback arrangements which are part of a series of related transactions with such sale-leaseback arrangement, are in excess of $100,000) are deposited in the Asset Sale Proceeds Account and are (x) invested in Capital Expenditures or other long-term assets of the Operating Subsidiaries reasonably related to the conduct of the same, similar or related lines of business to those conducted by the Operating Subsidiaries within 360 days of the effective date of such sale-leaseback arrangement and/or (y) used to prepay the Term Loans as provided in Section 3.1.1 or, to the extent required by Section 3.1.1 of the Revolving Credit Agreement, to prepay the Revolving Credit Loans or cash collateralize Reimbursement Obligations in respect of Revolving Credit Letters of Credit.

     SECTION VII.2.16 Stock of Subsidiaries. The Borrower will not permit any Subsidiary to issue any Capital Stock (whether for value or otherwise) to any Person other than the Borrower or another wholly-owned Subsidiary.

     SECTION VII.2.17  Accounting Changes.  The Borrower will
not, and will not permit any of its Subsidiaries to, change their respective Fiscal Years from the period of twelve consecutive calendar months ending on December 31.

     SECTION VII.2.18 Negative Pledges, Restrictive Agreements, etc. The Borrower will not, and will not permit any of its Subsidiaries to, enter into with any Person any agreement, other than (a) this Agreement and the other Loan Documents, (b) the Financing Documents (other than the Receivables Purchase Documents), (c) any Management Agreement, (d), any SFAC Shareholders Agreement, (e) any Tax Sharing Agreement, (f) the Receivables Purchase Documents (provided that, except to the extent provided in subsection 6.10 of the Receivable Sale Agreement as in effect on the Closing Date and the comparable provision, if any, of any subsequent Receivable Sale Agreement, such prohibition or limitation shall only be effective against the Sold Receivables), (g) any industrial revenue bonds, purchase money mortgages or Capitalized Lease Liabilities permitted by this Agreement and the other Loan Documents (in which cases under this clause (g), any prohibition or limitation shall only be effective against the assets financed thereby) or (h) any license or other arrangement permitted by this Agreement and the other Loan Documents concerning Intellectual Property or other intangible assets (provided that any such prohibition or limitation shall only be effective against such Intellectual Property or assets), which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

     SECTION VII.2.19 Holding Company Status. The Borrower will not, and will not permit any of the Inactive Subsidiaries or the Holding Companies to conduct, transact or otherwise engage in any business or operations, or own, lease, manage or otherwise operate any properties or assets, other than, in the case of the Borrower, (a) the consummation of the Restructuring and transactions incidental thereto, (b) the entering into and performance of its obligations under the Financing Documents, any Management Agreement, any SFAC Shareholders Agreement, any Tax Sharing Agreement, the Receivables Purchase Documents and the Loan Documents to which it is a party, the agreements and instruments creating, evidencing or governing any Refinanced Indebtedness permitted to be incurred by the Borrower by clause
(g) of Section 7.2.2 and any other document, agreement or instrument directly related to any of the foregoing, (c) ownership of its Subsidiaries and the Receivables Subsidiary, (d) Indebtedness expressly permitted to be incurred by the Borrower by Section 7.2.2 and Guarantee Obligations expressly permitted to be incurred by the Borrower by Section 7.2.3, (e) Liens expressly permitted to be created by the Borrower pursuant to Section 7.2.4, (f) the payment of dividends on its Capital Stock to the extent permitted by Section 7.2.7 and by law and the Contractual Obligations to which it is subject, (g) the sale or issuance of its Capital Stock (including its preferred stock) so long as no Default or Event of Default would occur as a result thereof and to the extent permitted by this Agreement, (h) business, operations or activities incidental to or connected with the foregoing and (i) any other activities otherwise permitted by this Agreement.

     SECTION VII.3 Negative Covenants of Special Purpose Subsidiary. The Borrower agrees with the Agents, the Collateral Agent and each Lender that, until all Obligations have been paid and performed in full, the Commitments have terminated and the Revolving Credit Letters of Credit have (x) expired or been returned to the Issuer or (y) been cash collateralized to the reasonable satisfaction of the Collateral Agent and the Issuer, the Borrower will, and will cause the Special Purpose Subsidiary to, perform the obligations set forth in this Section 7.3.

     SECTION VII.3.1 Business Activities. Except as otherwise provided in this Agreement, the Special Purpose Subsidiary shall not engage in any business activity other than entering into the Asset Sale Proceeds Account Agreement and performing all of its obligations thereunder.
     SECTION VII.3.2 Creation of Indebtedness; Guarantees. The Special Purpose Subsidiary shall not create, incur, assume or suffer to exist any Indebtedness other than Indebtedness approved in writing by all Lenders. Without the prior written consent of the Lenders, the Special Purpose Subsidiary shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital, in each case, except as otherwise provided in this Agreement or any other Loan Document.

     SECTION VII.3.3  Subsidiaries.  The Special Purpose
Subsidiary shall not form, or cause to be formed, any Subsidiaries.

     SECTION VII.3.4 Issuance of Stock. The Special Purpose Subsidiary shall not issue or allow the issuance of any shares of its Capital Stock or rights, warrants or options in respect of its Capital Stock, other than the shares of common stock which have been pledged to the Lenders under the Borrower Pledge Agreement.

     SECTION VII.3.5 Mergers. The Special Purpose Subsidiary shall not consolidate with or merge into any Person or transfer all or any material portion of its assets to any Person or liquidate or dissolve.

     SECTION VII.3.6  Other Activities.  The Special Purpose
Subsidiary shall not:

           (a) sell, transfer, exchange or otherwise dispose of any of its assets except as permitted under the Loan
     Documents and under its Certificate of Incorporation; or

           (b) engage in any business or activity other than as contemplated by this Agreement and as permitted under its Certificate of Incorporation.

     SECTION VII.3.7 Insolvency. Neither SFAC, SFC, the Parent, the Borrower, the Special Purpose Subsidiary nor any other Subsidiary of the Borrower shall commence with respect to the Special Purpose Subsidiary any case, proceeding or other action
(A) under any existing or future law of any jurisdiction, domestic or foreign, relating to the bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, corporation or other relief with respect to it or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors. Neither SFAC, SFC, the Parent, the Borrower, the Special Purpose Subsidiary nor any other Subsidiary of the Borrower shall take any action in furtherance of, or indicating the consent to, approval of, or acquiescence in any of the acts set forth above. The Special Purpose Subsidiary shall not admit in writing its inability to pay its debts.

     SECTION VII.3.8  ERISA.  The Special Purpose Subsidiary
shall not contribute or incur any obligation to contribute to, or incur any liability in respect of, any Plan.

     SECTION VII.3.9 Dividends. Except as expressly provided in this Agreement or in any other Loan Document, the Special Purpose Subsidiary shall not declare or make payment of (i) any dividend or other distribution on or in respect of any shares of its Capital Stock, or (ii) any payment on account of the purchase, redemption, retirement or acquisition of any option, warrant or other right to acquire shares of its Capital Stock unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by SFAC, SFC, the Parent, the Borrower or any Revolving Credit Borrower under any Loan Document is then due and owing but unpaid.


                          ARTICLE VIII

                       EVENTS OF DEFAULT

     SECTION VIII.1 Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an Event of Default.

     SECTION VIII.1.1 Non-Payment of Obligations. The Borrower shall default in the payment or prepayment when due of (a) any principal of any Term Loan; or (b) any Obligor (including the Borrower) shall default in the payment when due of any interest or commitment fee with respect to the Term Loans or of any other monetary Obligation and such default shall continue unremedied for a period of three Business Days.

     SECTION VIII.1.2 Breach of Warranty. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Term Loan Document executed by it or any other writing or certificate (including the Closing Date Certificate) furnished by or on behalf of the Borrower or any other Obligor to the Agents, the Collateral Agent, the Arranger or any Term Loan Lender for the purposes of or in connection with this Agreement or any such other Term Loan Document (including any certificates delivered pursuant to Article V), is or shall be incorrect in any material respect when made or deemed to have been made.

     SECTION VIII.1.3 Non-Performance of Certain Covenants and Obligations. The Borrower shall default in the due performance and observance of any of its obligations under Section 7.1.7, 7.1.8, 7.1.9 or 7.2; or SFAC shall default in the due performance and observance of any of its obligations under Section 2 of the SFAC Agreement.

     SECTION VIII.1.4 Non-Performance of Other Covenants and Obligations. The Borrower or any other Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Term Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the any Agent, the Collateral Agent or any Term Loan Lender.

     SECTION VIII.1.5 Default on Other Indebtedness. A default shall occur (i) in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) of the Borrower or any of the Subsidiaries of the Borrower having a principal amount, individually or in the aggregate, in excess of $5,000,000, or (ii) a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable prior to its expressed maturity.

     SECTION VIII.1.6 Judgments. Any judgment or order for the payment of money in excess of $5,000,000 (not covered by insurance from a responsible insurance company that is not denying its liability with respect thereto) shall be rendered against the Borrower or any of the Subsidiaries of the Borrower and remain unpaid and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     SECTION VIII.1.7 Pension Plans. Any of the following events shall occur with respect to any Pension Plan: (i) the termination of any Pension Plan if, as a result of such termination, the Borrower or any Subsidiary of the Borrower would be required to make a contribution to such Pension Plan, or would reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000, or (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA in an amount in excess of $1,000,000.

     SECTION VIII.1.8 Change in Control. Any Change in Control shall occur.

     SECTION VIII.1.9 Bankruptcy, Insolvency, etc. The Borrower or any of its Subsidiaries or any other Obligor shall

           (a) apply for, approve, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, any such Subsidiary or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

           (b) in the absence of such application, approval, consent, acquiescence or assignment, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, any such Subsidiary or any other Obligor or for a substantial part of the property of any thereof, and (x) such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days or
     (y) the Borrower, any such Subsidiary or any other Obligor takes any action in furtherance of such appointment, provided that the Borrower, each such Subsidiary and each other Obligor hereby expressly authorizes the Collateral Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

           (c) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Subsidiaries or any other Obligor, and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary or such other Obligor (or the Borrower, any such Subsidiary or any other Obligor shall take any action in furtherance of any of the foregoing) or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that the Borrower, each such Subsidiary and each other Obligor hereby expressly authorizes the Collateral Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

           (d) take any action (corporate or otherwise) authorizing any of the foregoing; or

           (e) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, its debts as they become due.

     SECTION VIII.1.10 Impairment of Security, etc. Except as provided in Section 10.17, any Term Loan Security Document shall (except in accordance with its terms), in whole or in part, cease to be effective or cease to be the legally valid, binding and enforceable obligation of SFAC, SFC, the Parent, the Borrower or any other Obligor, as the case may be; SFAC, SFC, the Parent, the Borrower or any other Obligor shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Term Loan Security Document, any Lien securing any Term Loan Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

     SECTION VIII.1.11  Revolving Credit Event of Default.
(i) Any Revolving Credit Event of Default shall have occurred and be continuing; or (ii) any "termination event" under and as defined in the Receivables Sale Agreement as in effect on the Closing Date, or any event entitling the Persons financing the Receivables to stop funding the purchase of Receivables from all sellers of Receivables under any subsequent Receivables Sale Agreement, shall have occurred and be continuing.

     SECTION VIII.2 Action if Bankruptcy, etc. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur with respect to any Obligor, the outstanding principal amount of all outstanding Term Loans and all other Term Loan Obligations shall automatically be and become immediately due and payable, without notice or demand.

     SECTION VIII.3 Action if Other Event of Default. If any Event of Default (other than an Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to any Obligor) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Term Loan Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Term Loans and other Obligations to be due and payable, whereupon the full unpaid amount of such Term Loans and other Term Loan Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment.


                           ARTICLE IX

                           THE AGENTS

     SECTION IX.1 Actions. Each Term Loan Lender hereby appoints DLJ as its Syndication Agent and Collateral Agent and ABN as its Administrative Agent under and for purposes of this Agreement, the Term Notes and each other Loan Document. Each Term Loan Lender authorizes the Agents and the Collateral Agent to act on behalf of such Term Loan Lender under this Agreement, the Term Notes and each other Loan Document and, in the absence of other written instructions from the Required Term Loan Lenders received from time to time by the Agents and the Collateral Agent (with respect to which each of the Agents and the Collateral Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agents and the Collateral Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Term Loan Lender acknowledges and consents to DLJ's acting as Syndication Agent and Collateral Agent and ABN's acting as Administrative Agent for the Revolving Credit Lenders under the Revolving Credit Agreement and the other Revolving Credit Documents. Each Term Loan Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agents and the Collateral Agent, ratably in accordance with the principal amount of Term Loans held by such Term Loan Lender, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, either of the Agents or the Collateral Agent in any way relating to or arising out of this Agreement, the Term Notes and any other Loan Document, including reasonable attorneys' fees, and as to which any Agent is not reimbursed by the Borrower or any other Obligor (and without limiting the obligation of the Borrower or any other Obligor to do so); provided, however, that no Term Loan Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from such Agent's or the Collateral Agent's gross negligence or willful misconduct. The Agents and the Collateral Agent shall not be required to take any action hereunder, under the Term Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Term Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction; provided, however, that, notwithstanding the foregoing, (i) no Agent or the Collateral Agent shall be obligated to take any action which is inconsistent with the terms of this Agreement or any Loan Document, (ii) no Agent or the Collateral Agent shall be obligated to take any action which exposes it to personal liability or which, in its judgment is contrary to applicable law, and (iii) no Agent or Collateral Agent shall have any right or be obligated or entitled to enforce any right or remedy contained herein, in any Loan Document or available at law or equity (other than the rights of set off) except through the Collateral Agent who is hereby granted sole and exclusive authority on behalf of the Agents with respect thereto. If any indemnity in favor of either of the Agents or the Collateral Agent shall be or become, in such Agent's or the Collateral Agent's determination, inadequate, the Agents or the Collateral Agent may call for additional indemnification from the Term Loan Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION IX.2 Funding Reliance, etc. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Term Loan Lender by 5:00 p.m., New York City time, on the day prior to a Borrowing that such Term Loan Lender will not make available the amount which would constitute its Term Loan Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Term Loan Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Term Loan Lender shall not have made such amount available to the Administrative Agent, such Term Loan Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Term Loans comprising such Borrowing.

     SECTION IX.3 Exculpation. None of the Agents, the Collateral Agent or the Arranger nor any of their respective directors, officers, employees or Agents shall be liable to any Term Loan Lender for any action taken or omitted to be taken by it under this Agreement or any other Term Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, sufficiency, validity or due execution of this Agreement or any other Term Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Term Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Term Loan Document. Any such inquiry which may be made by any Agent or Collateral Agent shall not obligate it to make any further inquiry or to take any action. No Agent or the Collateral Agent shall have any duties or responsibilities except those specifically set forth in this Agreement and the other Loan Documents and shall not by reason of the relationship established herein be a trustee or fiduciary of any other Agent, the Collateral Agent or any Lender. Unless it specifically agrees to do so in writing, no Agent or the Collateral Agent shall be obligated to initiate, conduct or supervise any litigation or collection proceedings, whether in bankruptcy or otherwise, any work-out or post-default negotiations or take any other similar actions; provided, that, at the written request of the Required Term Loan Lenders, the Administrative Agent shall be obligated to foreclose upon or set off against the cash collateral deposited with it under clause (b) of Section 3.1.2 in accordance with
Section 4.9. Each Agent and the Collateral Agent shall be entitled to rely: (a) upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons; and (b) upon advice and statements of legal counsel, independent accountants and other experts selected by it in good faith. As to the matters not expressly provided for by this Agreement or any Term Loan Document, each Agent and Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Term Loan Lenders; and such instructions of the Required Term Loan Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Term Loan Lenders.

     SECTION IX.4 Successor. The Administrative Agent, the Syndication Agent and the Collateral Agent may resign as such at any time upon at least 30 days prior notice to the Borrower, the Syndication Agent and all Term Loan Lenders and, in the case of the Administrative Agent, the Collateral Agent, and in the case of the Collateral Agent, the Administrative Agent. If the Administrative Agent, the Syndication Agent or the Collateral Agent at any time shall resign, the Required Term Loan Lenders may, with the prior consent of the Borrower and the Syndication Agent (which consents shall not be unreasonably withheld or delayed), appoint another Lender as a successor Administrative Agent or Collateral Agent which shall thereupon become the Administrative Agent, Syndication Agent or the Collateral Agent hereunder. If no successor Administrative Agent, Syndication Agent or Collateral Agent shall have been so appointed by the Required Term Loan Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's, Syndication Agent's or Collateral Agent's giving notice of resignation, then the retiring Administrative Agent, Syndication Agent or Collateral Agent may, on behalf of the Term Loan Lenders, appoint a successor Administrative Agent or Collateral Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the United States or a United States branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Notwithstanding the foregoing, for so long as ABN shall act as Administrative Agent, if no successor Administrative Agent has been named and accepted its appointment as Administrative Agent, then ABN shall be permitted to resign and the Syndication Agent or the Collateral Agent shall succeed to the responsibilities of ABN as Administrative Agent; provided, that at no time during the period commencing with the Administrative Agent tendering its notice of resignation and ending at the time that a successor Administrative Agent is named, may DLJ resign as either the Syndication Agent or Collateral Agent. Upon the acceptance of any appointment as Administrative Agent, Syndication Agent or Collateral Agent hereunder by a successor Administrative Agent, Syndication Agent or Collateral Agent, such successor Administrative Agent, Syndication Agent or Collateral Agent shall be entitled to receive from the retiring Administrative Agent, Syndication Agent or Collateral Agent such documents of transfer and assignment as such successor Administrative Agent, Syndication Agent or Collateral Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, Syndication Agent or Collateral Agent, and the retiring Administrative Agent, Syndication Agent or Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's, retiring Syndication Agent's or Collateral Agent's resignation hereunder as the Administrative Agent, Syndication Agent or Collateral Agent, the provisions of

           (a) this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by the retiring Administrative Agent, retiring Syndication Agent or retiring Collateral Agent while it was the Administrative Agent, the Syndication Agent or the Collateral Agent under this Agreement; and

           (b) Section 10.3 and Section 10.4 shall continue to inure to its benefit.

     SECTION IX.5 Term Loans by each Agent and the Collateral Agent. Each Agent and the Collateral Agent shall have the same rights and powers with respect to (x) the Term Loans made by it or any of its Affiliates, and (y) the Term Notes held by it or any of its Affiliates as any other Term Loan Lender and may exercise the same as if it were not an Agent or the Collateral Agent. Each Agent and the Collateral Agent and each of their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if such Agent or Collateral Agent were not an Agent or Collateral Agent hereunder.

     SECTION IX.6 Credit Decisions. Each Term Loan Lender acknowledges that it has, independently of each Agent, the Collateral Agent, the Documentation Agent, the Arranger and each other Term Loan Lender, and based on such Term Loan Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Term Loan Lender) and such other documents, information and investigations as such Term Loan Lender has deemed appropriate, made its own credit decision to extend its commitment to make a Term Loan. Each Term Loan Lender also acknowledges that it will, independently of each Agent, the Collateral Agent, the Arranger, the Documentation Agent and each other Term Loan Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION IX.7 Copies, etc. Either Agent or the Collateral Agent shall give prompt notice to each Term Loan Lender of each notice or request required or permitted to be given to such Agent or the Collateral Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Term Loan Lenders by the Borrower). To the extent that either Agent or the Collateral Agent receives any document or instrument or other communication for distribution to the Term Loan Lenders, such Agent or the Collateral Agent will distribute to each Term Loan Lender each document or instrument received for its account and copies of all other communications received by such Agent or the Collateral Agent from the Borrower for distribution to the Term Loan Lenders by such Agent or the Collateral Agent in accordance with the terms of this Agreement (except, in the case of non-public information, as any such Term Loan Lender shall have notified the Borrower and such Agent or the Collateral Agent in writing that such Term Loan Lender shall not be furnished with such document or instrument). Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by an Agent or the Collateral Agent hereunder or under a Loan Document, no Agent or the Collateral Agent shall have any duty or responsibility to provide any Agent or the Collateral Agent or Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of their Affiliates) which may come into the possession of such Agent or the Collateral Agent or any of their Affiliates.

     SECTION IX.8 The Syndication Agent, the Documentation Agent, the Administrative Agent and the Collateral Agent. Notwithstanding anything else to the contrary contained in this Agreement or any other Loan Document, the Agents, the Collateral Agent and the Documentation Agent, in their respective capacities as such, each in such capacity, shall have no duties or responsibilities under this Agreement or any other Loan Document nor any fiduciary relationship with any Term Loan Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against either Agent, the Collateral Agent or the Documentation Agent as applicable, in such capacity except as are explicitly set forth herein or in the other Loan Documents.


                           ARTICLE X

                    MISCELLANEOUS PROVISIONS

     SECTION X.1 Waivers, Amendments, etc. The provisions of this Agreement and of each other Term Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and each Obligor party thereto and by the Required Term Loan Lenders; provided, however, that no such amendment, modification or waiver which would:

           (a) modify any requirement hereunder that any particular action be taken by all the Term Loan Lenders or by the Required Term Loan Lenders shall be effective unless consented to by each Term Loan Lender;

           (b)  modify this Section 10.1, or clause (i) of
     Section 10.10, change the definition of Required Term Loan Lenders, increase any Term Loan Commitment Amount or the Term Loan Percentage of any Term Loan Lender, release all or substantially all of the Term Loan Collateral (except in each case as otherwise specifically provided in this Agreement or applicable Term Loan Security Document) or extend the Term Loan Commitment Termination Date, shall be made without the consent of each Term Loan Lender affected thereby;

           (c) extend the due date for, or reduce the amount or application of, any scheduled repayment or prepayment of principal of or interest on any Term Loan or reduce the principal amount of or rate of interest on any Term Loan, shall be made without the consent of the holder of the Term Note evidencing such Term Loan;

           (d) affect adversely the interests, rights or obligations of any Agent, the Collateral Agent or the Arranger (in its capacity as Agent, the Collateral Agent or the Arranger), unless consented to by such Agent, the Collateral Agent or the Arranger, as the case may be;

           (e) amend, modify or waive the provisions of clause
     (d) of Section 3.1.1 or the penultimate paragraph of Section
     7.2.12 without the consent of each Term Loan Lender or Assignee Term Loan Lender;

           (f)  amend, modify or waive the provisions of clauses
     (a)(i), (a)(iii), (b), (d) or (e) of Section 3.1.1 or clause
     (b) of Section 3.1.2 or effect any amendment, modification or waiver that by its terms adversely affects the rights of Revolving Credit Lenders differently from those of Term Loan Lenders, without the consent of the holders of more than 50% of the aggregate outstanding principal amount of Revolving II Credit Loans, or, if no Revolving II Credit Loans are outstanding, Revolving Credit Lenders holding more than 50% of the Revolving II Credit Commitments; or

           (g)  amend, modify or waive the provisions of Section
     7.1, 7.2, or 7.3 without the consent of the Required
     Revolving Credit Lenders.

No failure or delay on the part of any Agent, the Collateral Agent, any Term Loan Lender or the holder of any Term Note in exercising any power or right under this Agreement or any other Term Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, the Collateral Agent any Term Loan Lender or the holder of any Term Note under this Agreement or any other Term Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION X.2 Notices. All notices and other communications provided to any party hereto under this Agreement or any other Term Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth on Schedule II hereto or, in the case of a Term Loan Lender that becomes a party hereto after the date hereof, as set forth in the Lender Assignment Agreement pursuant to which such Term Loan Lender becomes a Term Loan Lender hereunder or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (and telephonic confirmation of receipt thereof has been received).

     SECTION X.3 Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of each of the Agents and the Collateral Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Agents and the Collateral Agent and of local or foreign counsel, if any, who may be retained by counsel to the Agents and the Collateral Agent) in connection with

           (a) the syndication by the Syndication Agent and the Arranger of the Term Loans, the negotiation, preparation, execution and delivery of this Agreement and of each other Term Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Term Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

           (b) the filing, recording, refiling or rerecording of each Mortgage, each Pledge Agreement and each Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of such Mortgage, Pledge Agreement or Security Agreement; and

           (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Term Loan Document.

The Borrower further agrees to pay, and to save the Agents, the Collateral Agent and the Term Loan Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the Term Loans made hereunder or the issuance of the Term Notes or any other Term Loan Documents. The Borrower also agrees to reimburse each Agent, the Collateral Agent and each Term Loan Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by such Agent, the Collateral Agent or such Term Loan Lender in connection with (x) the negotiation of any restructuring or work-out, whether or not consummated, of any Term Loan Obligations and (y) the enforcement of any Term Loan Obligations.

     SECTION X.4 Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the making of the Term Loans to the Borrower hereby, to the fullest extent permitted under applicable law, indemnifies, exonerates and holds each Agent, the Collateral Agent, the Documentation Agent, the Arranger and each Term Loan Lender and each of their respective Affiliates, and each of their respective partners, officers, directors, trustees, employees and agents, and each other Person controlling any of the foregoing within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended (collectively, the Indemnified Parties), free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses actually incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the Indemnified Liabilities), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

           (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Term Loan;

           (b) the entering into and performance of this Agreement and any other Term Loan Document (other than expenses incurred in the ordinary course of business) by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Term Loan Lenders pursuant to
     Article V not to make any Term Loan hereunder);

           (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not such Agent, the Collateral Agent, the Documentation Agent, the Arranger or such Term Loan Lender is party thereto;

           (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the Borrower's or any of its Subsidiaries' compliance with or liability under any Environmental Law or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

           (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material present on or under such property in a manner giving rise to liability at or prior to the time the Borrower or such Subsidiary owned or operated such property (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct or any Hazardous Materials that are first manufactured, emitted, generated, treated, released, stored or disposed of on any real property of the Borrower or any of its Subsidiaries or any violation of Environmental Law that first occurs on or with respect to any real property of the Borrower or any of its Subsidiaries after such real property is transferred to any Indemnified Person or its successor by foreclosure sale, deed in lieu of foreclosure, or similar transfer, except to the extent such manufacture, emission, release, generation, treatment, storage or disposal or violation is actually caused by the Parent, the Borrower or any of the Borrower's Subsidiaries. The Borrower and its permitted successors and assigns hereby waive, release and agree not to make any claim, or bring any cost recovery action against, any Agent, the Collateral Agent, the Documentation Agent, the Arranger or any Term Loan Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, except to the extent arising out of the gross negligence or willful misconduct of any Indemnified Party. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, the Borrower's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of the Borrower, to the extent permitted under applicable law, with respect to the violation or condition which results in liability of such Person. Notwithstanding anything to the contrary herein, each Agent, the Collateral Agent, the Documentation Agent, the Arranger and each Term Loan Lender shall be responsible for any act or occurrence resulting from their own gross negligence or willful misconduct with respect to any Hazardous Materials that are first manufactured, emitted, generated, treated, released, stored or disposed of on any real property of the Borrower or any of its Subsidiaries or any violation of Environmental Law that first occurs on or with respect to any such real property after such real property is transferred to any Agent, Collateral Agent, Documentation Agent, Arranger or Term Loan Lender to its successor by foreclosure sale, deed in lieu of foreclosure, or similar transfer, except to the extent such manufacture, emission, release, generation, treatment, storage or disposal or violation is actually caused by the Parent, the Borrower or any of the Borrower's Subsidiaries. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION X.5 Survival. The obligations of the Borrower under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Term Loan Lenders under Sections 4.8 and 9.1, shall in each case survive any termination of this Agreement and the payment in full of all Term Loan Obligations. The representations and warranties made by the Borrower and each other Obligor in this Agreement and in each other Term Loan Document shall survive the execution and delivery of this Agreement and each such other Term Loan Document.

     SECTION X.6 Severability. Any provision of this Agreement or any other Term Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Term Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION X.7 Headings. The various headings of this Agreement and of each other Term Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Term Loan Document or any provisions hereof or thereof.
     SECTION X.8 Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION X.9 Governing Law; Entire Agreement. THIS AGREEMENT, THE TERM NOTES AND, EXCEPT TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED THEREIN, EACH OTHER TERM LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Term Notes and the other Term Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION X.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (i) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of each of the Agents, the Collateral Agent and all Term Loan Lenders, and (ii) the rights of sale, assignment and transfer of the Term Loan Lenders are subject to Section 10.11.

     SECTION X.11 Sale and Transfer of Term Loans; Participations in Term Loans. Each Term Loan Lender may assign, or sell participations in, its Term Loans, so long as each such assignment or sale is made, on a pro rata basis with the assignment, or sale of participations in, its Revolving II Credit Commitments and Revolving II Credit Loans, to one or more other Persons in accordance with this Section 10.11 and Section 11.11 of the Revolving Credit Agreement; provided, that (a) in the event any Term Loan Lender (for purposes of this proviso, a Selling Lender) desires to sell a participation to any prospective purchaser of any such participation which cannot purchase a participation in unfunded Revolving II Credit Commitments (a Restricted Participant), such Selling Lender shall not be obligated pursuant this Section 10.11 to sell such Restricted Participant a pro rata share of such Selling Lender's unfunded Revolving II Credit Commitment so long as such Restricted Participant is obligated to purchase a pro rata share of each Revolving II Credit Loan as and when made by such Selling Lender pursuant to its Revolving II Credit Commitment; provided, further, that such Restricted Participant shall be obligated to purchase its pro rata share of such unfunded Revolving II Credit Commitment whenever it would otherwise be permitted to do so (including, if applicable, upon the occurrence of an Event of Default) and (b) in the event any Selling Lender desires to assign all or any fraction of such Selling Lender's Term Loans to a Related Fund, such Selling Lender shall not be obligated pursuant to this Section 10.11 to assign to such Related Fund a pro rata share of such Selling Lender's unfunded Revolving II Credit Commitment and Revolving II Credit Loans.

     SECTION X.11.1  Assignments.  Any Term Loan Lender (the
Assignor Term Loan Lender),

           (a) with the written consents of the Borrower and the Syndication Agent (which consents shall not be unreasonably delayed or withheld and which consent of the Syndication Agent shall not be required in the case of assignments made by or to DLJ or any of its Affiliates and which consent of the Borrower shall not be required if a Default of the type described in clauses (a) through (d) of
     Section 8.1.9 or an Event of Default shall have occurred and be continuing), may at any time assign and delegate to one or more commercial banks or other financial institutions or funds which are regularly engaged in making, purchasing or investing in loans or securities, and

           (b) with notice to the Borrower and the Agents, but without the consent of the Borrower or the Agents, may assign and delegate to any of its Affiliates or Related Funds or to any other Term Loan Lender or any other financial institution so long as such assignment and delegation to such financial institution is made within ten Business Days of the Closing Date

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an Assignee Term Loan Lender), all or any fraction of such Term Loan Lender's total Term Loans and Revolving II Credit Commitments in a minimum aggregate amount of (i) $1,000,000 or (ii) the then remaining amount of such Term Loan Lender's Term Loans and Revolving II Credit Commitments; provided, however, that any such Assignee Term Loan Lender will comply, if applicable, with the provisions contained in Section 4.6 and the Borrower, each other Obligor and the Agents shall be entitled to continue to deal solely and directly with such Term Loan Lender in connection with the interests so assigned and delegated to an Assignee Term Loan Lender until

           (c)  written notice of such assignment and
     delegation, together with payment instructions, addresses and related information with respect to such Assignee Term Loan Lender, shall have been given to the Borrower and the Agents by such Term Loan Lender and such Assignee Term Loan Lender;

           (d) such Assignee Term Loan Lender shall have executed and delivered to the Borrower and the Agents a Lender Assignment Agreement, accepted by the Agents;

           (e) the processing fees described below shall have been paid; and

           (f) the Administrative Agent shall have registered such assignment and delegation in the Register pursuant to clause (b) of Section 2.6.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement and such assignment and delegation is registered in the Register pursuant to clause (b) of Section 2.6, (x) the Assignee Term Loan Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Term Loan Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Term Loan Lender hereunder and under the other Term Loan Documents, and (y) the Assignor Term Loan Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Term Loan Documents. Within ten Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, and upon request pursuant to Section 2.6, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Term Loan Lender) new Term Notes evidencing such Assignee Term Loan Lender's assigned Term Loans and, if the Assignor Term Loan Lender has retained Term Loans hereunder, replacement Term Notes in the principal amount of the Term Loans retained by the Assignor Term Loan Lender hereunder (such Term Notes to be in exchange for, but not in payment of, those Term Notes then held by such Assignor Term Loan Lender). Each such Term Note shall be dated the date of the predecessor Term Notes. The Assignor Term Loan Lender shall mark the predecessor Term Notes exchanged and deliver them to the Borrower. Accrued interest on that part of the predecessor Term Notes evidenced by the new Term Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Term Notes evidenced by the replacement Term Notes shall be paid to the Assignor Term Loan Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Term Notes and in this Agreement. Such Assignor Term Loan Lender or such Assignee Term Loan Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in connection with the concurrent assignment of Term Loans and Revolving II Credit Commitments in the amount of $1,500, unless such assignment and delegation is by a Term Loan Lender to its Affiliate or Related Fund or if such assignment and delegation consists of a pledge by a Term Loan Lender to a Federal Reserve Bank (or, in the case of a Term Loan Lender that is an investment fund, to the trustee under the indenture to which such fund is a party), as provided below or is otherwise consented to by the Syndication Agent. Any attempted assignment and delegation not made in accordance with this Section 10.11.1 shall be null and void. Nothing contained in this Section 10.11.1 shall prevent or prohibit any Term Loan Lender from pledging its rights (but not its obligations to make Term Loans) under this Agreement and/or its Term Loans and/or its Term Notes hereunder (i) to a Federal Reserve Bank in support of borrowings made by such Term Loan Lender from such Federal Reserve Bank, or (ii) in the case of a Term Loan Lender that is an investment fund, to the trustee under the indenture to which such fund is a party in support of its obligations to such trustee, in either case without notice to or consent of the Borrower or the Agents; provided, however, that
(A) such Term Loan Lender shall remain a Term Loan Lender under this Agreement and shall continue to be bound by all the terms and conditions set forth in this Agreement and the other Term Loan Documents, and (B) any assignment by such trustee shall be subject to the provisions of clause (a) of this Section 10.11.1.

     SECTION X.11.2 Participations. Any Term Loan Lender may at any time sell to one or more commercial banks or other financial institutions or funds which are regularly engaged in making, purchasing or investing in loans or securities (each such commercial bank and other financial institution or fund being herein called a "Participant") participating interests in any of its Term Loans, or other interests of such Term Loan Lender hereunder; provided, however, that

           (a)  no participation contemplated in this
     Section shall relieve such Term Loan Lender from its obligations hereunder or under any other Term Loan Document;

           (b) such Term Loan Lender shall remain solely responsible for the performance of its obligations;

           (c) the Borrower and each other Obligor and the Agents shall continue to deal solely and directly with such Term Loan Lender in connection with such Term Loan Lender's rights and obligations under this Agreement and each of the other Term Loan Documents;

           (d) no Participant, unless such Participant is an Affiliate of such Term Loan Lender, or is itself a Term Loan Lender, shall be entitled to require such Term Loan Lender to take or refrain from taking any action hereunder or under any other Term Loan Document, except that such Term Loan Lender may agree with any Participant that such Term Loan Lender will not, without such Participant's consent, agree to (i) any reduction in the interest rate or amount of fees that such Participant is otherwise entitled to, (ii) a decrease in the principal amount, or an extension of the final Stated Maturity Date, of any Term Loan in which such Participant has purchased a participating interest or
     (iii) a release of all or substantially all of the Term Loan Collateral under the Term Loan Documents, except as otherwise specifically provided in a Term Loan Document; and

           (e) the Borrower shall not be required to pay any amount under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees, subject to clause (e) above, that, to the fullest extent permitted under applicable law, each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a Term Loan Lender.

     SECTION X.12 Other Transactions. Nothing contained herein shall preclude any Agent, the Collateral Agent or any other Term Loan Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Term Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION X.13 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TERM LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE COLLATERAL AGENT, THE TERM LOAN LENDERS OR THE BORROWER RELATING THERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY TERM LOAN COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT?S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH TERM LOAN COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH
LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) SUCH IMMUNITY IN RESPECT OF ITS TERM LOAN OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER TERM LOAN DOCUMENTS.

     SECTION X.14 Waiver of Jury Trial. THE AGENTS, THE COLLATERAL AGENT, THE TERM LOAN LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TERM LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE COLLATERAL AGENT, THE TERM LOAN LENDERS OR THE BORROWER RELATING THERETO. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TERM LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE COLLATERAL AGENT AND THE TERM LOAN LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TERM LOAN DOCUMENT.

     SECTION X.15 Confidentiality. The Agents, the Collateral Agent, the Arranger and the Term Loan Lenders shall hold all non-public information obtained pursuant to or in connection with this Agreement or obtained by them based on a review of the books and records of the Borrower or any of its Subsidiaries in accordance with their customary procedures for handling confidential information of this nature, but may make disclosure to any of their examiners, regulators (including, without limitation, the National Association of Insurance Commissioners), Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any potential bona fide transferee, participant or assignee, or in connection with the exercise of remedies under a Term Loan Document, or as requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

           (a) unless specifically prohibited by applicable law or court order, each Agent, the Collateral Agent, the Arranger and each Term Loan Lender shall promptly notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Agent, Collateral Agent, Arranger and Term Loan Lender by such governmental agency) for disclosure of any such non-public information and, where practicable, prior to disclosure of such information;

           (b)  prior to any such disclosure pursuant to this
     Section 10.15, each Agent, the Collateral Agent, the Arranger and each Term Loan Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

               (i)  to be bound by this Section 10.15; and

               (ii)  to require such Person to require any other
           Person to whom such Person discloses such non-public information to be similarly bound by this Section
           10.15;

           (c) disclosure may, with the consent of the Agents and the Borrower, be made by any Term Loan Lender to any direct or indirect contractual counter parties of such Term Loan Lender in swap agreements or such contractual counterparties' professional advisors; provided that such contractual counterparty or professional advisor agrees in writing to keep such information confidential to the same extent required of the Term Loan Lenders hereunder;

           (d) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Term Loan Lender shall be obligated or required to return any materials furnished by the Borrower or any Subsidiary; and

           (e) such non-public information shall not be used for any purpose other than the transactions contemplated by this Agreement and the other Loan Documents.

     SECTION X.16 Liens on Sold Assets. The Collateral Agent will execute and deliver to the Borrower, at the Borrower's sole cost and expense, any releases, termination statements or other documents reasonably necessary for (a) the release of the Liens granted by the Security Documents on any property or other assets sold, transferred or otherwise disposed of in a transaction permitted by this Agreement and (b) if the property or other assets sold, transferred or otherwise disposed of in a transaction permitted by this Agreement consist of all the Capital Stock of a Subsidiary, the release of such Subsidiary from the Subsidiary Guaranty, Subsidiary Pledge Agreement, Subsidiary Security Agreement and Revolving Credit Documents if such Subsidiary is a party thereto.

     SECTION X.17 Termination of SFC's Obligations. Upon the Restatement Effective Date, SFC shall cease to be a party to the Existing Term Loan Agreement and all obligations (other than those expressly stated to survive such termination) of SFC thereunder and under all other Loan Documents to which SFC is a party shall terminate and such Loan Documents, with regard to SFC, shall be of no further force and effect. Upon such termination, the Collateral Agent shall deliver to SFC (at its sole expense) the certificates evidencing all of the issued and outstanding shares of Capital Stock of SFC Sub pledged to the Collateral Agent pursuant to the Borrower Pledge Agreement executed by SFC on the Closing Date pledged to the Collateral Agent pursuant to the Borrower Pledge Agreement as well as any releases, termination statements or other documents reasonably necessary to evidence such termination and for the release of Liens granted to the Collateral Agent pursuant to the Borrower Security Agreement and the Borrower Pledge Agreement executed by SFC on the Closing Date on any property or other assets of SFC.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              SFC NEW HOLDINGS, INC.,
                               a Delaware corporation

                              By:
                                  Title:


DLJ CAPITAL FUNDING, INC.,
 as the Syndication Agent,
Collateral Agent and as
Term Loan Lender


By:
    Title:


ABN AMRO BANK N.V.,
 as the Administrative Agent


By:
    Title:


By:
    Title:


BANQUE PARIBAS,
 as the Documentation Agent


By:
    Title:
EQUITABLE LIFE INSURANCE NON PAR HIGH YIELD,
 as Term Loan Lender



By:
    Name:
    Title:
EQUITABLE LIFE INSURANCE ASST. CORP. HIGH YIELD,
 as Term Loan Lender


By:
    Name:
    Title:
EQUITABLE LIFE ASSURANCE HIGH INCOME,
as Term Loan Lender



By:
       Name:
       Title:
EQUITABLE LIFE ASSURANCE NUTMEG,
 as Term Loan Lender



By:
       Name:
       Title:
MERRILL LYNCH SENIOR FLOATING RATE FUND,
as Term Loan Lender



By:
       Name:
       Title:
TORONTO DOMINION (TEXAS), INC.,
as Term Loan Lender



By:
       Name:
       Title:
BAVARIA TRR CORP.,
as Term Loan Lender



By:
       Name:
       Title:
DEAN WITTER PRIME INCOME TRUST,
as Term Loan Lender



By:
        Name:
        Title:
SENIOR DEBT PORTFOLIO,
as Term Loan Lender

By: Eaton Vance Management,
       as Investment Advisor



By:
       Name:
       Title:
KZH CNC LLC,
as Term Loan Lender



By:
       Name:
       Title:
PPM AMERICA,
as Term Loan Lender



By:
       Name:
       Title:
PRESIDENT AND FELLOWS OF HARVARD COLLEGE,
as Term Loan Lender



By:
       Name:
       Title:
GOLDMAN SACHS ASSET MANAGEMENT,
as Term Loan Lender



By:
       Name:
       Title:
MAGTEN,
as Term Loan Lender



By:
       Name:
       Title:
AG CAPITAL FUNDING PARTNERS, L.P.,
as Term Loan Lender

By: Angelo, Gordon & Co., L.P.,
        as Investment Advisor



By:
       Name:
       Title:
NORTHWOODS CAPITAL, LIMITED,
as Term Loan Lender

By: Angelo, Gordon & Co., L.P.,
        as Collateral Manager



By:
       Name:
       Title:
FOOTHILL CAPITAL,
as Term Loan Lender



By:
       Name:
       Title:
OXFORD STRATEGIC INCOME,
as Term Loan Lender

By: Eaton Vance Management,
        as Investment Advisor



By:
       Name:
       Title:
DEBT STRATEGIES FUND II, INC.,
as Term Loan Lender



By:
       Name:
       Title:
                                                 SCHEDULE I
                                                to
                                              Term Loan Agreement


                      DISCLOSURE SCHEDULE


ITEM 6.6       Material Adverse Effect.

               None.

ITEM 6.7       Litigation.

               None.

ITEM 6.8       Existing Subsidiaries.

               The Clear Lake Bakery, Inc.
               Archway Cookies, LLC
               Pane Corporation
               Metz Baking Company (Iowa)
               Metz Baking Company (Delaware)
               GWI Holdings, Inc.
               GWI, Inc.
               MCC-DSD Holdings, Inc.
               Mothers Cake & Cookie Co.
               Pacific Coast Baking Co., Inc.
               Belsea Holdings, Inc.
               GSFBC Holdings, Inc.
               LANG Holdings, Inc.
               GBC Holdings, Inc.
               OFBC Holdings, Inc.
               SEM Holdings, Inc.
               Former VB Holdings, Ltd.
               SFFB Holdings, Inc.
               SanFran FB, Inc.
               Andre-Boudin Bakeries, Inc.
               Fisherman's Wharf Sourdough French Bread Bakeries,
Inc.
               Boudin International, Inc.
               Laura Todd of America
               Steve's Drayage
               A.  Trocano Construction, Inc.
               Gelsi, Inc.
               San Francisco Bay Area Equipment and Supply
               SanFran SB Holdings, Inc.
               PBI Holdings, Inc.
               San Francisco Baking Cultures
               SFSC, Inc.
               Larraburu Bakery

ITEM 6.11      Welfare Plans.

               None.

ITEM 6.12      Environmental Matters.

               None.

ITEM 6.13      Material Intellectual Property.

               None.

ITEM 6.19       Concentration and Deposit Accounts.

               Metz Baking Company
||

PLANT      NAME OF BANK/ADDRESS       TYPE OF ACCOUNT    ACCOUNT
                                                         NUMBER

GENERAL    NORWEST BANK IOWA          DEPOSIT            134-0020749
OFFICE     600 FOURTH STREET          DEPOSIT            134-0022111
           P.O. BOX 808               DEPOSIT            134-0031245
           SIOUX CITY, IA  51102      DEPOSIT            134-0000535

           CHASE MANHATTAN BANK       CONCENTRATION      323-061028
           55 WATER STREET, 7TH
           FLOOR
           NEW YORK, NY  10041-0199

           CHASE MANHATTAN DELAWARE   CONCENTRATION/DIS  6301-447250-
           1201 MARKET STREET         B                  509
           WILMINGTON, DE  19801      CONCENTRATION/DIS  6301-447268-
                                      B                  509
                                      CONCENTRATION/DIS  6301-447276-
                                      B                  509

SIOUX      NORWEST BANK IOWA          DEPOSIT            134-0020765
CITY       600 FOURTH STREET          DEPOSIT            134-0020802
           SIOUX CITY, IA  51102      DEPOSIT            134-0000762

           NEBRASKA STATE BANK        DEPOSIT            972-544-5
           2021 DAKOTA AVENUE
           P.O. BOX 37
           SOUTH SIOUX CITY, NE
           68776

           FIRST STATE BANK OF        DEPOSIT            100-008-157
           RUSHMORE
           1443 OXFORD STREET
           P.O. BOX 725
           WORTHINGTON, MN  56187-
           0725

           NORWEST BANK NEBRASKA      DEPOSIT            113-0031165
           227 NORFOLK AVE
           P.O. BOX 99
           NORFOLK, NE  68702-0099

           FIRST NATIONAL BANK SD     DEPOSIT            126578
           332 BROADWAY
           P.O. BOX 670
           YANKTON, SD  57078-0670

           UNITED NEBRASKA BANK       DEPOSIT            635052
           1464 26TH AVE
           P.O. BOX 606
           COLUMBUS, NE  68602-0606

           COMMERCIAL SAVINGS BANK    DEPOSIT            31-452-6
           627 ADAMS STREET
           P.O. BOX 277
           CARROLL, IA  51401-0277

           BOATMEN?S BANK             DEPOSIT            20-0103-
           723 FIRST AVE SOUTH                           692402
           P.O. BOX U
           FORT DODGE, IA  50501-
           2025

           MERCANTILE BANK OF         DEPOSIT            2620154423
             WESTERN IOWA
           126 GRAND AVE
           P.O. BOX 7880
           SPENCER, IA  51301-7880

           NORWEST BANK IOWA          DEPOSIT            202-6387111
           191 WEST FIFTH ST
           P.O. BOX 360
           WATERLOO, IA  50704

           FIRST BANK ALBERT LEA      DEPOSIT            1-444-1036-
           331 S. BROADWAY                               2780
           P.O. BOX 811
           ALBERT LEA, MN  56007-
           9971

SIOUX      FIRST NATIONAL BANK        DEPOSIT            101-545-8
FALLS      100 S PHILLIPS             DEPOSIT            101-542-3
           DRAWER 1186
           SIOUX FALLS, SD  57117-
           1186

           MARQUETTE BANK OF SOUTH    DEPOSIT            144223-109-1
             DAKOTA
           1103 EAST 8TH STREET
           P.O. BOX 5109
           SIOUX FALLS, SD  57117

           NORWEST BANK SOUTH DAKOTA  DEPOSIT            479-0037428
           41ST & MINNESOTA           DEPOSIT            887-0251360
           P.O. BOX 5128              DEPOSIT            097-0019094
           SIOUX FALLS, SD  57117-    DEPOSIT            088-5004924
           5128

           FARMERS & MERCHANTS BANK   DEPOSIT            03-16144
           &
             TRUST
           35 1ST AVENUE NE
           P.O. BOX 877
           WATERTOWN, SD  57201-0877

           HOME STATE BANK            DEPOSIT            100-239-0
           1601 EAST HWY 12
           P.O. BOX 1620
           WILLMAR, MN  56201

           FIRST BANK ABERDEEN        DEPOSIT            10-57183
           320 SOUTH FIRST STREET
           ABERDEEN, SD  57401

           FIRST NATIONAL BANK &      DEPOSIT            109-647
           TRUST
           P.O. BOX 595
           LUVERNE, MN  56156

           DRAPER STATE BANK          DEPOSIT            29-28387
           P.O. BOX 190               DEPOSIT            29-17946
           PRESHO, SD  57568

HASTINGS   NORWEST BANK NEBRASKA      DEPOSIT            112-0012124
           747 BURLINGTON             DEPOSIT            112-0014517
           P.O. BOX 1048
           HASTINGS, NE  68902

           FIRST BANK & TRUST         DEPOSIT            118331
           235 S. SANTA FE
           P.O. BOX 1337
           SALINA, KS  67402-1337

           NATIONS BANK               DEPOSIT            070000600409
           1100 FORT STREET
           P.O. BOX 610
           HAYS, KS  67601-0610

           NATIONS BANK               DEPOSIT            733300000285
           P.O. BOX N                                    4
           GARDEN CITY, KS  67846-
           0460

           NATIONS BANK               DEPOSIT            333000003626
           P.O. BOX 189
           LIBERAL, KS  67905-9979

           NORWEST BANK NEBRASKA      DEPOSIT            114-8001999
           202 W. 3RD                 DEPOSIT            114-8004866
           GRAND ISLAND, NE  68103-
           0408

           FIRST NATIONAL OF KEARNEY  DEPOSIT            772434
           21 W. 21ST STREET          DEPOSIT            587271
           P.O. BOX 578
           KEARNEY, NE  68848

           AMFIRST BANK               DEPOSIT            4538
           P.O. BOX 1447
           MCCOOK, NE  69001

           NORWEST BANK WYOMING       DEPOSIT            071-7007575
           1701 CAPITAL AVENUE
           CHEYENNE, WY  82003

           COLORADO COMMUNITY FIRST   DEPOSIT            4370106607
             NATIONAL BANK
           130 N. 3RD STREET
           P.O. BOX 3000
           STERLING, CO  80751

           COLORADO COMMUNITY FIRST   DEPOSIT            4350010414
             NATIONAL BANK
           120 E. KIOWA AVENUE
           P.O. BOX 550
           FORT MORGAN, CO  80701

           BANK ONE, SO. GREELEY      DEPOSIT            40504902
           P.O. BOX 215002
           DENVER, CO  80221-9002

BELLEVUE   NORWEST BANK NEBRASKA      DEPOSIT            115-5063879
           1101 GALVIN ROAD           DEPOSIT            115-5028723
           BELLEVUE, NE  68005        DEPOSIT            610-0137581

           BEATRICE NATIONAL BANK &   DEPOSIT            230431
             TRUST CO.
           6TH & LINCOLN
           P.O. BOX 100
           BEATRICE, NE  68310

           PAGE COUNTY STATE BANK     DEPOSIT            5594890
           120 E. WASHINGTON
           BOX 237
           CLARINDA, IA  51632

           MERCANTILE BANK OF         DEPOSIT            7810034392
           WESTERN
             MISSOURI
           201 EAST CHERRY
           P.O. BOX 467
           NEVADA, MO  64772

           CAPITAL CITY BANK & TRUST  DEPOSIT            1146634
           CO.
           3710 SW TOPEKA AVE.
           P.O. BOX 1433
           TOPEKA, KS  66609


           NATIONS BANK               DEPOSIT            010161018271
           14 W. 10TH ST.
           P.O. BOX 419038
           KANSAS CITY, MO  64105

           MERCANTILE BANK OF WEST    DEPOSIT            3350121269
             CENTRAL MISSOURI
           3615 WEST BROADWAY
           P.O. BOX 1147
           SEDALIA, MO  65302-1147

           MERCANTILE BANK OF ST.     DEPOSIT            5800011719
           JOSEPH
           415 FRANCIS STREET
           P.O. BOX 308
           ST. JOSEPH, MO  64502

           FIRST BANK                 DEPOSIT            149181323572
           210 EAST MILITARY AVE
           FREMONT, NE  68025

           NORWEST BANK IOWA          DEPOSIT            000-7081990
           METRO WEST
           9801 UNIVERSITY
           DES MOINES, IA  50325

           HAVELOCK BANK              DEPOSIT            252435
           LINCOLN, NE  68507

BEATRICE   BEATRICE NATIONAL BANK     DEPOSIT            230079
           523 COURT                  DEPOSIT            211170
           P.O. BOX 100               DEPOSIT            950887
           BEATRICE, NE  68310

           FIRST NATIONAL BANK OF     DEPOSIT            80405803
             OMAHA
           ONE FIRST NATIONAL CENTER
           OMAHA, NE  68102

FERGUS     NORWEST BANK               DEPOSIT            179-0901685
FALLS        MINNESOTA WEST           DEPOSIT            179-0900594
           220 WASHINGTON AVE WEST
           FERGUS FALLS, MN  56537

           FIRST BANK DULUTH          DEPOSIT            1-400-1118-
           2000 W. SUPERIOR ST.                          3617
           P.O. BOX 19
           DULUTH, MN  55801-0019

           WESTERN NATIONAL BANK      DEPOSIT            3049293
           1529 GRAND AVENUE
           P.O. BOX 7024
           DULUTH, MN  55807-70234

           RAMSEY NATIONAL BANK       DEPOSIT            123027
           314 4TH STREET
           P.O. BOX 160
           DEVILS LAKE, ND  58301-
           0160

           NORWEST BANK               DEPOSIT            181-0026112
             MINNESOTA WEST
           110 3RD STREET EAST
           THIEF RIVER FALLS, MN
           56701

           NORWEST BANK               DEPOSIT            263-0052572
             MINNESOTA WEST
           211 WEST HOLMES STREET
           DETROIT LAKES, MN  56502

           SECURITY STATE BANK        DEPOSIT            921-7
           701 EAST HOWARD
           P.O. BOX 279
           HIBBING, MN  55746

           NORWEST BANK               DEPOSIT            4000469
           1920 SOUTH 6TH STREET
           P.O. BOX 706
           BRAINERD, MN  56401

           NORWEST BANK               DEPOSIT            095-0011586
             MINNESOTA WEST
           524 CENTER AVE
           P.O. BOX 340
           MOOREHEAD, MN  56560

           MOUNTAIN IRON FIRST STATE  DEPOSIT            1005987
             BANK
           JUNCTION 69 & HWY 19
           P.O. BOX 415
           MOUNTAIN IRON, MN  55768-
           0415

           FIRST NATIONAL BANK OF     DEPOSIT            149067
             BEMIDJI
           502 MINNESOTA AVE.
           BEMIDJI, MN  56601

           FIRST STATE BANK OF        DEPOSIT            00-502-553
             ALEXANDRIA
           3015 HWY 29 S
           ALEXANDRIA, MN  56308

           SUPERIOR NATIONAL BANK     DEPOSIT            1401386
           2820 EAST 2ND STREET
           P.O. BOX 2037
           SUPERIOR, WI  54880

           FIRST WESTERN BANK &       DEPOSIT            913029
           TRUST
           900 SOUTH BROADWAY
           P.O. BOX 1090
           MINOT, ND  58702-1090

           NORWEST BANK               DEPOSIT            183-0016547
           208 2ND AVE. SW
           JAMESTOWN, ND  58401

           NATIONAL BANK OF HARVEY    DEPOSIT            00-162-675
           HARVEY, ND

           NORWEST BANK NORTH DAKOTA  DEPOSIT            136-0685716
           400 EAST BROADWAY AVE
           P.O. BOX 6089
           BISMARCK, ND  58501

           COMMUNITY NATIONAL BANK    DEPOSIT            15704
           1616 S. WASHINGTON ST.
           GRAND FORKS, ND  58201

           NORWEST BANK NORTH DAKOTA  DEPOSIT            072-0016918
           13TH AVE & 25TH ST SOUTH
           FARGO, ND  58126

           COMMUNITY BANK             DEPOSIT            0005000188
           SUPERIOR, WI  54880

           FIRST AMERICAN BANK OF     DEPOSIT            2067831
             BRAINERD
           321 S. 7TH ST.
           P.O. BOX 687
           BRAINERD, MN  56401

SALT LAKE  FIRST SECURITY BANK OF     DEPOSIT            060-00041-05
CITY       UTAH                       DEPOSIT            060-00040-97
           FINANCIAL SERVICES         DEPOSIT            203-00214-10
           41 EAST 100 SOUTH
           SALT LAKE CITY, UT  84111

ROSEVILLE  NORWEST BANK MINNESOTA     DEPOSIT            000-1710020
           NORWEST CENTER OFFICE      DEPOSIT            000-1710063
           SIXTH & MARQUETTE          DEPOSIT            635-5008674
           BOX B514
           MINNEAPOLIS, MN  55479

           FIRSTAR - EAU CLAIRE       DEPOSIT            912048955
           131 SOUTH BARSTOW STREET
           EAU CLAIRE, WI  54701

           BRILL STATE BANK           DEPOSIT            004060
           407 W. KNAPP
           RICE LAKE, WI  54868

           CAPITAL BANK               DEPOSIT            2439930
           ST. PAUL, MN

           FIRST BANK LAKE STREET     DEPOSIT            1-731-0254-
           2800 E. LAKE STREET                           1815
           MINNEAPOLIS, MN  55406

LACROSSE   NORWEST BANK LACROSSE      DEPOSIT            000-0023632
           305 FIFTH AVE SOUTH
           LACROSSE, WI  54601

EAU        NORWEST BANK WISCONSIN     DEPOSIT            890-0199435
CLAIRE     204 EAST GRAND AVE
           EAU CLAIRE, WI  54701-
           3681

MADISON    M & I MADISON BANK         DEPOSIT            10-0057-5618
           4726 E. TOWNE BLVD         DEPOSIT            10-0057-5634
           P.O. BOX 8998
           MADISON, WI  53708-8998

           COMMUNITY FIRST BANK       DEPOSIT            60000204
           3273 CHURCH ST.
           STEVENS POINT, WI  54481

           THE BARABOO NATIONAL BANK  DEPOSIT            101100297
           101 THIRD AVE
           BARABOO, WI  53913

           ASSOCIATED BANK NORTH      DEPOSIT            11-3464-7
           303 SOUTH FIRST AVE
           P.O. BOX 59
           WAUSAU, WI  54401

           BLACKHAWK STATE BANK       DEPOSIT            20017224
           400 BROAD STREET
           P.O. BOX 719
           BELOIT, WI  53511

           BANK ONE ROCKFORD          DEPOSIT            0825246077
           401 E. STATE ST.
           P.O. BOX 4900
           ROCKFORD, IL  61110

DUBUQUE    MERCANTILE BANK OF         DEPOSIT            2810000310
           DUBUQUE                    DEPOSIT            2810191019
           7TH & LOCUST ST.
           P.O. BOX 148
           DUBUQUE, IA  52004-0148

           AMCORE BANK, SOUTH         DEPOSIT            123238
           CENTRAL
           1625 10TH STREET
           P.O. BOX 98
           MONROE, WI  53566-0098

           NORTHWEST BANK & TRUST     DEPOSIT            2072809
             COMPANY
           100 E. KIMBERLY ROAD
           P.O. BOX 8001
           DAVENPORT, IA  525808-
           8001

           GRAND NATIONAL BANK        DEPOSIT            4007250215
           102 SOUTH GALENA AVE
           DIXON, IL  61021

           NORWEST BANK IOWA          DEPOSIT            507-0442624
           101 3RD AVE SW
           P.O. BOX 1887
           CEDAR RAPIDS, IA  52406

           COMMUNITY STATE BANK       DEPOSIT            00-00078
           1801 FIRST AVENUE
           P.O. BOX 488
           ROCK FALLS, IL  61071

           COMMERCE BANK              DEPOSIT            550459991
           416 MAIN STREET
           PEORIA, IL  61602-1126

           SOUTHEAST NATIONAL BANK    DEPOSIT            002-174-1
           OF
             MOLINE
           3535 23RD AVE
           MOLINE, IL  61265-4494

           FIRSTAR BANK               DEPOSIT            707851
           201 JEFFERSON
           P.O. BOX 836
           BURLINGTON, IA  52601

           SOUTH OTTUMWA SAVINGS      DEPOSIT            17777
           BANK
           320 CHURCH STREET
           P.O. BOX 516
           OTTUMWA, IA  52501

           M&I BANK OF LACROSSE       DEPOSIT            3364163
           1300 ROSE STREET
           P.O. BOX 1536
           LACROSSE, WI  54601

           NORWEST BANK LACROSSE      DEPOSIT            000-0024168
           305 FIFTH AVE SOUTH
           P.O. BOX 1688
           LACROSSE, WI  54601

           SOUTH SIDE T&S BANK OF     DEPOSIT            109-498
           PEORIA
           2119 SW ADAMS STREET
           PEORIA, IL  61602

MARQUETTE  MFC FIRST NATIONAL BANK    DEPOSIT            000-496-0
           101 W. WASHINGTON ST.      DEPOSIT            004-183-0
           P.O. BOX 10
           MARQUETTE, MI  49855-0010

           THE FIRST NATIONAL BANK    DEPOSIT            142077
           OF
             IRON MOUNTAIN
           233 STEPHENSON AVE
           P.O. BOX 370
           IRON MOUNTAIN, MI  49801

           THE FIRST NATIONAL BANK    DEPOSIT            110-206-0
           OF
             ST. IGNACE
           132 N. STATE STREET
           ST. IGNACE, MI  49781

           FIRST OF AMERICA BANK-     DEPOSIT            00-0378756-6
             NORTHERN MICHIGAN
           320 ASHMUN
           SAULT STE. MARIE, MI
           49783-1904

           MFC FIRST NATIONAL BANK    DEPOSIT            015-816-2
           205 W. AURORA ST.
           P.O. BOX 587
           IRONWOOD, MI  49938-0587

           MFC FIRST NATIONAL BANK    DEPOSIT            031-058-6
           1205 LUDINGTON STREET
           P.O. BOX 786
           ESCANABA, MI  49829-0786

           NORTH COUNTRY BANK &       DEPOSIT            0002650622
           TRUST
           130 S. CEDAR STREET
           P.O. BOX 369
           MANISTIQUE, MI  49854

           FIRST OF AMERICA BANK-     DEPOSIT            19-3002248-6
           UPPER
             PENINSULA
           501 WEST SHARON
           HOUGHTON, MI  49931

           TOMAHAWK COMMUNITY BANK    DEPOSIT            200000233
           15 EAST WISCONSIN AVE
           P.O. BOX 159
           TOMAHAWK, WI  54487-0159

NEW        FIRST OF AMERICA - METRO   DEPOSIT            73-3001157-3
PROCESS    SW
           ONE DEARBORN SQUARE
           KANKAKEE, IL  60901

           GREAT LAKES NATIONAL BANK  DEPOSIT            8862241494
           1301 N. EATON ST.
           ALBION, MI

           BANK OF AMERICA            DEPOSIT            75-97053
           231 SOUTH LASALLE ST.
           CHICAGO, IL  60697

           FIRST OF AMERICA BANK-     DEPOSIT            05-1010893-2
             MID MICHIGAN
           300 CENTER AVENUE
           BAY CITY, MI  48708

           MICHIGAN NATIONAL BANK     DEPOSIT            1939683577
           4300 W. SAGINAW HWY
           LANSING, MI  48917

           NATIONAL BANK OF DETROIT   DEPOSIT            265000180363
           PORT HURON, MI

MILWAUKEE  NORWEST BANK WISCONSIN     DEPOSIT            004-0001757
           16001 WEST CLEVELAND
           AVENUE
           NEW BERLIN, WI  53151-
           3651

           FIRST BANK MILWAUKEE       DEPOSIT            1-823-2256-
           201 WEST WISCONSIN AVE                        5413
           MILWAUKEE, WI  53259-1000

           FIRST NATIONAL BANK IN     DEPOSIT            1974016
             MANITOWOC
           402 N. 8TH ST.
           P.O. BOX 10
           MANITOWOC, WI  54221-0010

           LINCOLN STATE BANK         DEPOSIT            002-022-5482
           2266 S. 13TH STREET
           MILWAUKEE, WI  53215

           M&I MARSHALL & ILSLEY      DEPOSIT            122198
           BANK
           770 N. WATER ST.
           MILWAUKEE, WI  53202-3593

           MITCHELL BANK              DEPOSIT            130577
           1039 WEST MITCHELL ST.
           MILWAUKEE, WI  53204

           M&I BANK NORTHEAST         DEPOSIT            680109
           2223 MAIN STREET
           P.O. BOX 2427
           GREEN BAY, WI  54306-2427

           COMMUNITY FIRST CREDIT     DEPOSIT            132223
             UNION
           509 N. RICHMOND ST.
           P.O. BOX 1487
           APPLETON, WI  54913-9973

           WAUKESHA STATE BANK        DEPOSIT            10203185
           100 BANK STREET
           P.O. BOX 648
           WAUKESHA, WI  53187-0648

           BANK ONE                   DEPOSIT            047111854
           300 NORTH MAIN STREET
           P.O. BOX 680
           OSHKOSH, WI  54902-0680

           FIRST FINANCIAL BANK       DEPOSIT            4608026070
           1200 DELAFIELD ST.
           WAUKESHA, WI  53188



     Andre Boudin
Bank Accounts

SAN        WELLS FARGO BANK           DEPOSIT            4518-073417
FRANCISCO  CORPORATE BANKING GROUP    DEPOSIT            4142-052738
           420 MONTGOMERY STREET      DEPOSIT            4759606635
           9TH FLOOR                  DEPOSIT            4142-052746
           SAN FRANCISCO, CA  94163   DEPOSIT            4142-043348
                                      DEPOSIT            4518-080031

LOMBARD    WEST SUBURBAN              DEPOSIT            11000-65814
           711 SOUTH                  DEPOSIT            11000-
           WESTMORE/MEYERS                               6766675
           LOMBARD, IL  60148
Mothers Cake and Cookie Co.


Name of Bank/Address       Type of Account     Account Number

Chase Manhattan            Concentration       323-061095
55 Water Street
New York, NY  10041

Chase Manhattan Delaware   Concentration/Disb  6301-447243-509
55 Water Street
New York, NY  10041

Chase Manhattan Delaware   Concentration/Disb  6301-447235-509
55 Water Street
New York, NY  10041

Wells Fargo Bank           Deposit             4142-050012
Business Account Center
P.O. Box 63020
San Francisco, CA  94163

Bank of America            Deposit             02510-00293
2000 Broadway
Oakland, CA  94612

Wells Fargo                Deposit             0088-537352
Formerly First Interstate
(Portland)
P.O. Box 97
San Leandro, CA  94577

Wells Fargo                Deposit             0121-057178
P.O. Box 97
San Leandro, CA  94577

1st Security               Deposit             063-00501-28
3655 South State Street
Salt Lake City, UT  84115

SeaFirst                   Deposit             1292713
P.O. Box 94010
Seattle, WA  98124
H&M Food Systems Company, Inc.


Name of Bank/Address             Type of Account     Account
                                                     Number

Chase Manhattan                  Concentration       323-061081
55 Water Street
New York, NY  10041

Chase Manhattan                  Concentration/Disb  6301-447193-
55 Water Street                  Concentration/Disb  509
New York, NY  10041                                  6301-447201-
                                                     509



Specialty Foods Corporation


Chase Manhattan                  Concentration       323-250254
55 Water Street
New York, NY  10041

Chase Manhattan                  Concentration/Disb  6301-441337-
55 Water Street                                      509
New York, NY  10041

||
ITEM  7.2.2(b) Indebtedness to be Paid.

               1.            Existing Term Loan Agreement
               2.            Existing Revolving Credit Agreement

ITEM 7.2.2(g)  Existing Indebtedness.

               1.            The 1993 Senior Notes
               2.            The 1995 Senior Notes
               3.            The Senior Subordinated Notes
               4.Indebtedness pursuant to the
                 Non-Negotiable Unsecured
                 Promissory Notes, dated May
                 17, 1994, made by Specialty
                 Foods Corporation in favor of
                 Fred Walger (aggregate
                 balance as of 2/28/98 -
                 $3,401,775)
               5.Indebtedness of GWI, Inc. owing to Central Life
                 Assurance Company pursuant to the Mortgage
                 dated May 10, 1994 (balance as of 2/28/98 -
                 $2,422,673)
               6.Indebtedness of H&M Food Systems Company, Inc.
                 pursuant to certain Master Lease Agreements
                 (balance of 2/28/98 - $770,664)
               7.Indebtedness of Metz Baking Company pursuant to
                 certain Master Lease Agreements (balance as of 2/28/98 - $705,288)
               8.Indebtedness of Andre-Boudin Bakeries, Inc. in
                 favor of P. Simi, R. Simi, P. Ball and K.
                 Wilkes pursuant to promissory notes dated
                 September 13, 1993 made by Andre-Boudin
                 Bakeries, Inc. in favor of such persons
                 (aggregate balance as of 2/28/98 - $272,278).
               9.Letters of Credit -- T-263800, Marc Realty,
                 $18,000 -- T-275504, Company, $200,000

ITEM 7.2.2(k)  Permitted Additional Indebtedness.

               The incurrence by the Borrower of
               Indebtedness (in addition to Indebtedness permitted by any other clause of Section 4.09 of 1993 Senior Note Indenture as in effect on August 13, 1993) in an aggregate principal amount at any time outstanding not to exceed the sum of (a) $35 million plus (b) up to $40 million of permanent reductions in commitments for Senior Revolving Debt (other than pursuant to the mandatory repayment provisions thereof) made since August 13, 1993. Each capitalized term used in the foregoing sentence shall have the meaning assigned in the 1993 Senior Note Indenture as in effect on August 13, 1993.

ITEM 7.2.3(a)  Existing Guarantee Obligations.

               1.Indemnity obligations under
                 that certain Stock Purchase
                 Agreement, dated as of
                 November 7, 1997, among the
                 Borrower, Saputo Group Inc.
                 and Saputo Acquisition, Inc.
                 relating to the sale of the
                 stock of Stella Holdings,
                 Inc.
               2.Indemnity obligations under
                 that certain Stock Purchase
                 Agreement, dated as of
                 November 26, 1996, between
                 the Borrower and B Companies
                 Acquisition Corporation
                 relating to the sale of stock
                 of BGH Holdings, Inc. and BRH
                 Holdings, Inc.
               3.Indemnity obligations under
                 that certain Asset Purchase
                 Agreement, dated as of
                 February 28, 1997, among SFFB
                 Holdings, Inc. (and certain
                 of its subsidiaries) and
                 Interstate Brands
                 Corporation.
               4.Indemnity obligations under
                 that certain Assets Purchase
                 Agreement, dated as of
                 February 23, 1997, among
                 Belsea Holdings, Inc. (and
                 certain of its subsidiaries)
                 and United States Bakery.
               5.Guaranty of obligations in an
                 amount of approximately $1
                 million under Vehicle Leasing
                 Agreement between Silverado
                 Foods, Inc. and Rush Leasing
                 Co. (or its affiliates).




ITEM 7.2.4(f)   Existing Liens.

               See Lien Chart attached hereto as Annex 1.

ITEM 7.2.6(a)  Ongoing Investments.

               1.Promissory Note, dated February 24, 1997, in
                 the principal amount of $4,508,000 made by United States Bakery in favor of GSFBC
                 Holdings, Inc.

               2.Promissory Note, dated February 1, 1980 made by
                 Floyd Shattuck and Kay Shattuck in favor of Metz Baking Company (balance as of 2/28/98 - $2,457).
                                                SCHEDULE II
                                                to
                                              Term Loan Agreement


                     TERM LOAN PERCENTAGES


     [Name of Lender]                   ___%





                   ADMINISTRATIVE INFORMATION

                      Notice Information


Specialty Foods Corporation          Specialty Foods Corporation
                                     520 Lake Cook Road
                                     Suite 550
                                     Deerfield, Illinois  60015
                                     Attention:Chief Financial
                                               Officer
                                     Telecopy:    (847) 405-5310

                                     with a copy to:

                                     Paul, Weiss, Rifkind, Wharton
                                     & Garrison
                                     Attention:  Robert M. Hirsh
                                     1285 Avenue of the Americas
                                     New York, New York  10019-6064
                                     Telecopy:  (212) 373-2159


DLJ Capital Funding, Inc.,           277 Park Avenue
  as Syndication Agent               New York, NY  10172
                                     Contact:  Diane Albanese
                                     Fax:  212-892-7272
                                               ANNEX I

                                              LIEN CHART

                                      ANDRE-BOUDIN BAKERIES, INC.


State Jurisdiction  Type    Secured Party           Filing      Filing    Description
                      of                             Number       Date
                     Lien
--------------------------------------------------------------------------------------

                   UCC-1  IBM Credit Corporation     9610760912   04/16/96   Leased IBM Equipment
                                        (Lessor)
                   UCC-1  James K. Eu and Grace L.   9613460403   05/10/96   Real Estate Lien (318 Keamy
                           Eu                                                St., San Francisco)

                   UCC-1  Metz Baking Company        9622660359   08/12/96   GMC 1995 Truck Model W7R042
                         (Secured Party-Lessee)
                          General Electric Capital
                          Corporation (Assignee of
                          Secured Party)

                   UCC-1  J.P.M. Leasing Services,   9626460621    09/17/96  Walk-in-Freezer
                          Inc. (Secured Party) The
                           Manifest Group (Assignee
                              of Secured Party)

                   UCC-1  Crown Credit Company       9628560370    10/07/96  Crown Equipment


                   UCC-1  Metz Baking Company        9707260460     03/13/97 GMC 1995 Model
                       (Secured Party-Lessee)
                       General Electric Capital
                      Corporation (Assignee of
                           Secured Party)

                   UCC-1  Colonial Pacific Leasing   9732160372     11/12/97 Equipment
                               Corporation

                   UCC-1  Colonial Pacific Leasing   9732160835    11/12/97  Equipment
                                        Corporation


                                           DESIGN FOODS, INC.



TEXAS  Secretary   UCC-1  Texas Cold Storage         130806         07/5/93  All fixtures, machinery,
        of State                                                              equipment, furnishings and
                                                                                 other articles of personal
                                                                                 property regarding
                                                                                 refrigerated storage space

                   UCC-1  Cryovac Div. W.R. Grace    148430         07/30/93 Machinery
                           & Co.

                   UCC-1  Specialty Foods Finance    159152         08/18/93 Receivables and items of
                               Corporation                                   property in Schedule I to
                                                                             Financing Statement.


                   UCC-3  Specialty Foods Finance   94627319        03/03/94 Amendment of File No.
                                 Corporation                                 159152 changing buyer's
                                                                                 address



                                      SPECIALTY FOODS CORPORATION



ILLINOIS Secretary UCC-1  Xerox Corporation        3294766          08/16/94 Xerox 5365FIN
         of State

                   UCC-1  Forsythe/McArthur        3363925          02/14/95 Computer Equipment.  True
                           Associates, Inc.                                  lease filing for
                                (Lessor)                                     informational purposes
                                                                             only.



                                   PACIFIC COAST BAKING COMPANY, INC.



CALIFORNIA  Secretary    UCC-1  Commercial Bank of San   94165221   08/12/94 Double Rack Rotor Oven a
             of State                  Francisco

                         UCC-1  Commercial Bank of San   94165229   08/12/94  Double Rack Rotor Oven a
                                        Francisco

                         UCC-1  Commercial Bank of San   94165239   08/12/94 All inventory, Chattel
                                        Francisco                            Paper, Accounts, Contract
                                                                                 Rights, Equipment, General
                                                                                 Intangibles and Fixtures
                                                                             together with documents,
                                                                             Machinery, Furniture and
                                                                             including titled Motor Vehicles.
                         UCC-1  Commercial Bank of San   94165327   08/12/94 All inventory, Chattel
                                        Francisco                            Paper, Accounts, Contract
                                                                             Rights, Equipment,General Intangibles
                                                                             and Fixtures together with Documents,
                                                                             machinery, Furniture and
                                                                             including titles motor vehicles.




                         UCC-1  A.J. Ventures, Inc.      9628560389 10/07/96 Cylinder flour storage and
                                Assigned to:  Exchange                       weighing system.  True
                                 Bank                                        Lease filing for
                                                                                 informational purposes
                                                                                 only.
                         UCC-1  Pioneer Capital          9632460986 11/18/96 Equipment.  True Lease
                                  Corporation                                filing for informational
                                Assigned to:  Republic                       purposes only.
                                Leasing Company

                         UCC-1  Colonial Pacific Leasing   R95346   03/10/94 Compactor.  True Lease
                                        Corp.                                filing for informational
                                                                                 purposes only.

                         UCC-1  Financial Pacific Co.      R64209   07/15/93 Packing machine.
                                Assigned to:  US Bank of
                                   WA, N.A.

                         UCC-3  Financial Pacific Co.      R64209-A  06/17/94   Amendment to R64209
                                Assigned to:  US Bank of
                                        WA, N.A.





                                          METZ BAKING COMPANY



NEBRASKA  Secretary    UCC-1  Cargill Leasing           633192    09/14/94   1994 Chevrolet.  True lease
          of State            Corporation (Lessor)                            filing for informational
                                                                                 purposes only.

                       UCC-1  Cargill Leasing           639029    11/21/94   Chevy Chassis and
                              Corporation (Lessor)                           ultimaster body.  True
                                                                                 lease filing for
                                                                                 informational purposes
                                                                                 only.

                       UCC-1  Universal Foods           689924    04/22/96   Cream Yeast System
                                 Corporation

                       UCC-1  USD Capital Corporation   691575    05/06/96   Leased Equipment.  True
                              (Lessor)                                       lease filing for
                                                                                 informational purposes
                                                                                 only.

                        UCC-1  SF Leasing L.L.C.         712825   11/27/96   Leased Equipment
                                  (Lessor)

                        UCC-1  Universal Foods           95U13800 11/06/95   Cream Yeast System and real
                                        Corporation                          estates

                        UCC-3  Universal Foods           96U01300 01/30/96   Amendment to collateral
                                 Corporation                                 secured pursuant to
                                                                                 95U13800

                        UCC-1  Ameritech Credit          3164282  09/07/93   Norstar Equipment
                                   Corporation

                        UCC-1  Cargill Leasing           3267697  06/08/94    1994 Chevrolet trucks
                                  Corporation

                        UCC-1  Universal Foods           3465272  11/01/95    Equipment for a Cream Yeast
                                  Corporation                                 System

                        UCC-3  Universal Foods           3499026  01/30/96    Amendment to 3465272 to
                                 Corporation                                 include additional
                                                                             equipment related to Cream
                                                                                 Yeast System

                        UCC-1  SF Leasing L.L.C.         3618714   12/02/96   Equipment
                                    (Lessor)

NEBRASKA Dakota         UCC-1  USL Capital Corporation 70-98-9948  05/06/96  Equipment.  True lease
         County                                                              filing for informational
                                                                                 purposes only.

         Eau Claire US$137.63  Selman (Joe) Thomas Jr.,            07/27/90  Judgment
         County                  et al. plaintiff
         Circuit Court
         of LaCrosse
         County,
         Wisconsin/United
         States District
         Court the District
         of Nebraska

WISCONSIN  Milwaukee     UCC-1  Universal Foods         3802933   10/25/95   Cream Yeast System and real
           County                 Corporation                                estate

                         UCC-1  General Electric        3804166   05/02/96   Leased Equipment.  True
                                Capital Corporation (Lessor)                 lease filing for
                                                                                 informational purposes
                                                                                 only.

                         UCC-1  General Electric        3804167   05/02/96   Real estate and equipment
                                Capital Corporation (Lessor)

MINNESOTA Secretary      UCC-1  General Electric        1576760   04/05/93   1993 International
          of State              Capital Corporation (Lessor)                        trailers.  True lease
                                                                               filing for informational
                                                                                 purposes only.

                         UCC-3  General Electric        1979113   10/08/97   Continuation of lien
                                Capital Corporation (Lessor)                 pursuant to 1576760


                                          METZ BAKING COMPANY



INDIANA  Secretary of    UCC-1  Ameritech Credit        1866466   09/07/93   Norstar Systems.
           State                  Corporation

MINNESOTA  Secretary of  UCC-1  Cargill Leasing         1680475   06/10/94   1994 Chevrolet Grumman
             State               Corporation (Lessor)                        Vans.  True lease filing
                                                                                 for informational purposes
                                                                                 only.

                         UCC-1  Cargill Leasing         1682662   06/20/94   1994 Chevrolet Grumman
                                Corporation (Lessor)                         bodies.  True lease filing
                                                                                 for informational purposes
                                                                                 only.

                         UCC-1  General Electric        1701749   09/12/94   Equipment
                                  Capital Corporation

                         UCC-1  Universal Foods         1800790   11/02/95  Cream Yeast System
                                  Corporation

                         UCC-3  Universal Foods         1820922   01/29/96   Amendment to 1800790 to
                                  Corporation                                include additional
                                                                                 collateral (Cream Yeast
                                                                                 System)

WISCONSIN Dane County    UCC-1  Universal Foods         0851193   11/01/95   Cream Yeast System and real
                                   Corporation                           property

MICHIGAN  Secretary      UCC-1  Specialty Foods Finance  46069B   08/17/94   Sale of Receivables
          of State               Corporation (Buyer)

                         UCC-3  Specialty Foods Finance  49100B   11/16/94   Amendment to 46069B to
                                    Corporation (Buyer)                      replace the list of items
                                                                                 sold to Buyer and change
                                                                                 the Buyer?s name and
                                                                                 address

                         UCC-1  Cargill Leasing          C890652   09/30/94  1994 Chevrolet Vans.  True
                                 Corporation                                 lease filing for
                                                                                 informational purposes
                                                                                 only.

MISSOURI  Secretary of   UCC-1  Cargill Leasing          2413949  06/06/94   1994 Chevrolet trucks with
             State                  Corporation                              Ultimaster bodies

UTAH      Secretary of   UCC-1  Cargill Leasing          400590   06/13/94   1994 Oshkosh Ultimaster
             State                 Corporation (Lessor)                      Aluminum Bread Van.  True
                                                                                 lease filing for
                                                                                 informational purposes
                                                                                 only.

                         UCC-1  Cargill Leasing          410743   09/16/94   1994 Oshkosh Ultimaster
                                 Corporation (Lessor)                        Aluminum Bread Van.  True
                                                                                 lease filing for
                                                                                 informational purposes
                                                                                 only.



                                          METZ BAKING COMPANY



WISCONSIN Secretary     UCC-1  Malnove Packaging        1361910  06/21/93   Klikok forming machines
          of State                  Systems

                        UCC-1  Ameritech Credit         1378018  09/07/98   Norstar 308 equipment
                                   Corporation

                        UCC-1  Cargill Leasing          1435018  06/10/94    1994 Chevrolet Grumman
                                 Corporation (Lessor)                        aluminum vans.  True lease

                                                                                 filing for informational
                                                                                 purposes only.

                        UCC-1  Cargill Leasing          1436950  06/20/94    1994 Chevrolet Grumman
                               Corporation (Lessor)                          bodies  True lease filing
                                                                                 for informational purposes
                                                                                 only.

                        UCC-1  Cargill Leasing          1438197  06/24/94    1994 Chevrolet trucks
                              Corporation (Lessor)                           ultimaster bodies

                        UCC-1  Universal Foods          1542293  10/25/95    Cream Yeast System
                                 Corporation

                        UCC-1  General Electric         1583527  05/02/96    Leased Equipment.  True
                                 Capital Corporation                         lease filing for
                                        (Lessor)                                 informational purposes
                                                                                 only.

                        UCC-1  General Electric         K451484  04/05/93    Trailer Equipment.  True
                             Capital Corporation                             lease filing for
                                                                                 information purposes only.

                        UCC-3  General Electric         K865640  10/08/97    Continuation pursuant to
                                Capital Corporation                          K451484

                        UCC-1  Specialty Foods Finance  K483482  08/18/93    Sale of Receivables
                                   Corporation

                        UCC-3  Specialty Foods Finance  K528486  03/02/94    Amendment pursuant to
                                     Corporation                             K483482

                        UCC-3  Specialty Foods Finance  K596537  11/16/94    Amendment pursuant to
                                        Corporation                          K483482

                        UCC-1  Ameritech Credit         K486986  09/07/93    Norstar 308 Equipment
                                 Corporation

                        UCC-1  Mid-Continent Leasing,   K509093  12/21/93    Leased Equipment
                                        Inc.

                        UCC-1  Cargill Leasing          K555703  06/07/94    Leased Equipment - 1994
                                  Corporation                                Chevrolet Model CP31842
                                                                                 w/Ultimaster Bodies

                        UCC-1  Cargill Leasing          K556626  06/10/94    Leased Equipment.  True
                                   Corporation                               lease filing for
                                                                                 informational purposes
                                                                                 only.

                        UCC-1  Cargill Leasing          K558941  06/20/94    Leased Equipment.  True
                                  Corporation                                lease filing for
                                                                                 informational purposes
                                                                                 only.

                        UCC-1  Specialty Foods Finance  K571551  08/22/94    Sale of Receivables
                                  Corporation

                        UCC-3  Specialty Foods Finance  K596536  11/16/94    Amendment pursuant to
                                    Corporation                              K571551

                        UCC-1  General Electric         K575695  09/12/94    Bread Basket and Stack
                                  Capital Corporation                        Handling System

                        UCC-1  Cargill Leasing          K576784  09/15/94    Leased Equipment.  True
                                   Corporation                               lease filing for
                                                                                 informational purposes
                                                                                 only.

                        UCC-1  Cargill Leasing          K594835  11/10/94    Leased Equipment.  True
                                 Corporation                                 lease filing for
                                                                                 informational purposes
                                                                                 only.

                        UCC-1  General Electric         K653759  05/23/95    Leased Equipment
                                 Capital Corporation

                        UCC-1  Universal Foods          K684728  10/26/95    Equipment
                                    Corporation

                        UCC-1  MDFC Equipment Leasing   K708873  02/05/96    Leased Equipment.  True
                                   Corporation                               lease filing for
                                                                                 informational purposes
                                                                                 only.

                         UCC-1  IBM Credit Corporation   K721038  03/20/96   Collateral Equipment.  True
                                       (Lessor)                              lease filing for
                                                                                 informational purposes
                                                                                 only.

                         UCC-1  General Electric         K733274  05/02/96   Leased Equipment.  True
                                   Capital Corporation                       lease filing for
                                        (Lessor)                                 informational purposes
                                                                                 only.

                         UCC-1  General Electric         K733275  05/02/96   Leased Equipment.  True
                                 Capital Corporation                         lease filing for
                                        (Lessor)                                 informational purposes
                                                                                 only.

                         UCC-1  General Electric         K733276  05/02/96   Leased Equipment.  True
                                  Capital Corporation                        lease filing for
                                        (Lessor)                                 informational purposes
                                                                                 only.

                         UCC-1  USL Capital Corporation  K734540  05/07/96   Leased Equipment.  True
                                        (Lessor)                             lease filing for
                                                                                 informational purposes
                                                                                 only.

                         UCC-1  IBM Credit Corporation   K742336  06/12/96   Collateral Equipment.  True
                                       (Lessor)                             leasing filing for
                                                                                 informational purposes
                                                                                 only.

                         UCC-1  General Electric         K811640  02/18/97   Leased Equipment.  True
                                 Capital Corporation                         lease filing for
                                                                                 informational purposes
                                                                                 only.

                         UCC-1  Norwest Equipment        K819194  03/14/97   Leased Equipment.  True
                                    Finance, Inc. (Lessor)                   lease filing for
                                                                                 informational purposes
                                                                                 only.

         Dubuque County  UCC-1  Universal Foods          11225-95 10/26/95   Equipment
                                   Corporation

                         UCC-1  General Electric         10944    05/02/96   Leased Equipment.  True
                                   Capital Corporation                       lease filing for
                                      (Lessor)                                 informational purposes
                                                                                 only.

                         UCC-1  General Electric         5555-96  05/10/96   Leased Equipment
                                   Capital Corporation
                                        (Lessor)

         Woodbury        UCC-1  Universal Foods          6696     10/26/95   Leased Equipment
           County                 Corporation          Roll 336,
                                                       Image 1809

                         UCC-1  USL Capital Corporation  G 601    05/07/96   Leased Equipment.  True
                                        (Lessor)                             lease filing for
                                                                                 informational purposes
                                                                                 only.

                         UCC-1  General Electric         G 602    05/07/96   Leased Equipment.  True
                                  Capital Corporation                        lease filing for
                                        (Lessor)                                 informational purposes
                                                                                 only.

SOUTH  Secretary of      UCC-1  Cargill Leasing     941641002472  06/13/94   Leased Equipment.  True
DAKOTA   State                  Corporation                                  lease filing for
                                                                                 informational purposes
                                                                                 only.

                         UCC-1  Cargill Leasing     941710905805  06/20/94   Leased Equipment.  True
                                 Corporation                                  lease filing for
                                                                                 informational purposes
                                                                                 only.

IOWA  Dubuque County     UCC-1  Universal Foods          48       10/26/95   Cream Yeast System
                                   Corporation

                         UCC-1  General Electric         10944    05/02/96   Leased Equipment
                                 Capital Corporation
                                        (Lessor)

                         UCC-1  General Electric         5555-96  05/10/96   Leased Equipment
                                  Capital Corporation
                                        (Lessor)

SOUTH    Secretary of    UCC-1  Cargill Leasing    941641002412   06/13/94  1994 Chevrolet Vans
DAKOTA     State                  Corporation (Lessor)

                         UCC-1  Cargill Leasing    941710905805   06/20/94   1994 Chevrolet Grumman
                                 Corporation (Lessor)

IOWA    Woodbury         UCC-1  Universal Foods          6695     10/26/96   Cream Yeast System
         County                 Corporation

                         UCC-1  USL Capital Corporation  G601     05/07/96   Equipment
                                   (Lessor)

                         UCC-1  General Electric         G602     05/07/96   Equipment
                                  Capital Corporation
                                        (Lessor)

NEBRASKA  District    Judgment  Selman (Joe) Thomas,    86-2214NE 08/21/90   Judgment $137.63
            Court                     Jr. et al.


                                   SAN FRANCISCO FRENCH BREAD COMPANY



CALIFORNIA Secretary State Tax  The State Board of    Certificate  08/08/97  Notice of State Tax Lien in
           of State     Lein    Equalization         No. BE-0630775          amount of $23,600.76
                                 Lien                Account No. HA
                                                       HQ 036052837

                         UCC-1  General Electric         90086644  04/03/90  Equipment.  True lease
                                   Capital Corporation                       filing for informational
                                                                                 purposes only.

                         UCC-3  General Electric       95055C0266  02/17/95  Continuation of File No.
                                   Capital Corporation                       90086644

                         UCC-1  General Electric         90107555  04/26/90  Equipment.  True lease
                                 Capital Corporation                         filing for informational
                                                                                 purposes only.

                         UCC-3  General Electric      95066C0344   03/02/95  Continuation of File No.
                                   Capital Corporation                       90107555

                         UCC-1  General Electric       90161623    11/25/90  Equipment.  True lease
                                    Capital Corporation                      filing for informational
                                                                                 purposes only.

                         UCC-3  General Electric      95109C0160   04/18/95  Continuation of File No.
                                   Capital Corporation                       90161623

                         UCC-1  General Electric      90288383    11/28/90  Equipment.  True lease
                                  Capital Corporation                        filing for informational
                                                                                 purposes only.

                         UCC-3  General Electric     95236C0032   08/22/95  Continuation of File No.
                                  Capital Corporation                        90288383

                         UCC-1  General Electric       90299541   12/10/90  Equipment.  True lease
                                  Capital Corporation                        filing for informational
                                                                                 purposes only.

                         UCC-3  General Electric      95229C0301  08/15/95  Continuation of File No.
                                 Capital Corporation                        90299541

                         UCC-1  General Electric        90299542  12/10/90  Equipment.  True lease
                                  Capital Corporation                       filing for informational
                                                                                 purposes only.

                         UCC-3  General Electric      95230C0395  08/16/95  Continuation of File No.
                                  Capital Corporation                        90299542

                         UCC-1  Oshkosh Truck           93165798  08/17/93  All inventory consisting of
                               Corporation Chassis                          motor vehicle chassis and
                                        Division                                 parts manufactured or sold
                                                                                 by the secured party, all
                                                                                 contract rights, accounts
                                                                                 receivable, cash, notes,
                                                                                 securities, instruments,
                                                                                 chattel paper, deposits,
                                                                                 other general intangibles,
                                                                                 documents of title,
                                                                                 policies and certificates
                                                                                 of insurance

                           UCC-1  Xerox Corporation      94116001  06/09/94  Xerox copier

CALIFORNIA Secretary of    UCC-1  Inter-Tel Leasing,   9511660895  04/24/95  Inter-Tel Telephone System.
            State                    Inc.                                    True lease filing for
                                                                                 informational purposes
                                                                                 only.

                           UCC-3  Inter-Tel Leasing,   95171C0616  06/19/95  Assignment of File No.
                                  Inc. Assigned to:  Pitney                  9511660895
                                        Bowes Credit
                                        Corporation

                           UCC-1  East Bay Clarklift,  9535360488  12/18/95  Clark Electric Forklifts.
                                        Inc.                                 True lease filing for
                                                                                 informational purposes
                                                                                 only.

                           UCC-1  Inter-Tel Leasing,   9613560534  05/13/96  Telephone System.  True
                                  Inc.                                       lease filing for
                                                                                 informational purposes
                                                                                 only.

                           UCC-1  General Electric      9702260236  01/21/97  Equipment.  True lease
                                   Capital Corporation                       filing for informational
                                                                                 purposes only.

                           UCC-1  General Electric      9720360903  07/21/97  GMC Trucks
                                   Capital Corporation

                           UCC-1  General Electric      9724061246  08/27/97  Equipment. True lease
                                    Capital Corporation                      filing for informational
                                                                                 purposes only.



                                 SAN FRANCISCO SOURDOUGH BAKERIES, INC.



CALIFORNIA  Secretary of   UCC-1  Specialty Foods Finance   93166347  08/19/93 Blanket Security Lien
             State                  Corporation

                           UCC-3  Specialty Foods Finance   93166347  03/03/94  Amendment to UCC-1 93166347
                                      Corporation                            changing address of buyer

                           UCC-3  Specialty Foods Finance   94336C0416 11/15/94  Amendment to UCC-1 93166347
                                       Corporation                             changing address of buyer



                                                         SCHEDULE III
                                                           to
                                                      Term Loan Agreement

                                 Subsidiaries


       ITEM A.     HOLDING COMPANIES

       Part I:  First-Tier Holding Companies

       GWI Holdings, Inc.

       MA Holdings, Inc.
ITEM B.     SECOND-TIER SUBSIDIARIES

1.     Metz Baking Company (Iowa) (owned by GWI Holdings, Inc.)
       Metz Baking Company (Delaware)
2.     GWI, Inc. (owned by GWI Holdings, Inc.)
3.     Mothers Cake & Cookie Co. (owned by MA Holdings, Inc.)
4.     Archway Cookies, LLC (owned by Mothers)
5.     Pacific Coast Baking Company (owned by GWI Holdings, Inc.)
       Belsea Holdings, Inc.
            GSFBC Holdings, Inc.
       SFFB Holdings, Inc.
            SanFran FB, Inc.
                 Andre-Boudin Bakeries, Inc.
                     Pane Corporation
                     Fisherman?s Wharf Sourdough French
                       Bread Bakeries, Inc.
                     Boudin International, Inc.
                     Laura Todd of America
                     Steve?s Drayage
                     A. Trocano Construction, Inc.

ITEM C.OPERATING SUBSIDIARIES

A.     (owned by GWI Holdings, Inc.)
  GWI, Inc.
  Metz Baking Company (Iowa)
       Metz Baking Company (Del.)

B.     (owned by SanFran FB, Inc.)
  Andre-Boudin Bakeries, Inc.
       Boudin International, Inc.
       Laura Todd of America

C.     (owned by MA Holdings, Inc.)
  Mothers Cake and Cookie Co.
ITEM D.     FOREIGN SUBSIDIARIES

Former VB Holdings, Ltd. (a corporation incorporated in British
Columbia)*/


ITEM E.  INACTIVE SUBSIDIARIES

LANG Holdings, Inc., a Washington corporation
GBC Holdings, Inc., a Washington corporation
OFBC Holdings, Inc., a Washington corporation
SEM Holdings, Inc., a Washington corporation
Former VB Holdings, Inc., a corporation incorporated in  British
Columbia
San Francisco Bay Area Equipment and Supply, a California corporation
SanFran SB Holdings, Inc., a California corporation
PBI Holdings, Inc., a California corporation
San Francisco Baking Cultures, a California corporation
SFSC, Inc., a Delaware corporation
Larraburu Bakery, a California corporation
Gelsi, Inc., a California corporation

_______________________________
*/Inactive